UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2009

*	This Form N-CSR pertains to the following series of the Registrant: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund and MFS Moderate Allocation Fund.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Emerging Markets Equity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

5/31/09

FEM-ANN

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

July 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Petroleo Brasileiro S.A., ADR	4.5%
Vale S.A., ADR	3.2%
OAO Gazprom, ADR	3.1%
Teva Pharmaceutical Industries Ltd., ADR	3.0%
Samsung Electronics Co. Ltd.	2.5%
China Life Insurance	2.2%
LUKOIL, ADR	2.2%
Hon Hai Precision Industry Co. Ltd.	2.2%
America Movil S.A.B. de C.V., “L”, ADR	2.1%
Industrial & Commercial Bank of China, “H”	2.1%

Equity sectors
Financial Services	18.7%
Energy	16.5%
Utilities & Communications	16.1%
Technology	13.4%
Basic Materials	9.0%
Consumer Staples	7.7%
Retailing	4.9%
Health Care	4.6%
Autos & Housing	2.4%
Special Products & Services	2.0%
Leisure	2.0%
Industrial Goods & Services	0.8%
Transportation	0.3%

Country weightings
Brazil	15.9%
China	14.9%
Taiwan	11.3%
South Africa	10.7%
Russia	7.5%
Mexico	6.4%
India	6.3%
South Korea	5.7%
Israel	4.4%
Other Countries	16.9%

Percentages are based on net assets as of 5/31/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2009, Class A shares of the MFS Emerging Markets Equity Fund provided a total return of –41.16%, at net asset value. This compares with a return of –34.13% for the fund’s benchmark, the MSCI Emerging Markets Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though credit conditions and equity indices improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

The global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, the more powerful engine of global growth – emerging markets – also contracted almost across the board. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused equity and credit markets to rally.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while introducing a multitude of new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. Rapidly slowing global growth resulted in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks also cut interest rates dramatically. By the end of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global wealth.

3

Management Review – continued

Detractors from performance

Stock selection in the basic materials sector hurt performance relative to the MSCI Emerging Markets Index. The fund’s holdings of steel and mining company Evraz Group (aa)(g) (U.K.), fertilizer producer Uralkali (g) (Russia), and mining and metal company Mechel OAO (g) (Russia) were among the top detractors over the reporting period. Shares of Mechel fell significantly as the turmoil in global financial markets weakened the company’s product demand from the construction and automotive industries. The combination of falling demand and expensive existing inventories led to Mechel’s diminished profit margin outlook.

Stock selection and an underweighted position in the financial services sector also dampened relative results. Not owning insurance company China Life Insurance during the first half of the reporting period detracted from relative returns as the company outperformed the benchmark during that period.

The fund’s overweighted exposure to the energy sector was another negative factor for relative performance. Within this sector, coal mining company Bumi Resources (g) (Indonesia), oil and gas exploration and production company Petroleo Brasileiro (Brazil), and natural gas producer OAO Gazprom (Russia) hindered returns. Owning shares of Gazprom adversely impacted relative performance as the company announced cuts in its natural gas production due to the decline in global demand for energy.

Although stock selection in the special products and services sector held back performance relative to the benchmark, no individual securities within this sector were among the fund’s top detractors for the reporting period.

Stocks in other sectors that hurt relative performance included British American Tobacco (U.K.), homebuilder Sare Holding (aa)(g) (Mexico), and meat producer Cherkizovo Group (aa)(g) (Russia).

Contributors to performance

Stock selection in the technology sector was the primary contributor to relative performance. Among the fund’s top contributors within this sector were electronics manufacturer Hon Hai Precision (Taiwan), semiconductor assembly and testing company Siliconware Precision Industries (Taiwan), and semiconductor manufacturer Taiwan Semiconductor. Despite the difficult economy, Taiwan Semiconductor was able to outperform the fund’s benchmark with better-than-expected profits in the second quarter of 2008. Later in the reporting period, the company increased its outlook for the upcoming quarters, which helped bolster its stock performance. An overweighted position in electronics manufacturer Samsung Electronics (South Korea), particularly during the late summer and fall of 2008, helped relative returns as the company significantly outperformed the benchmark during this period.

4

Management Review – continued

Elsewhere, petrochemical products manufacturer LG Chemical (South Korea), mobile phone services provider Egypt Mobile Phone (g), cosmetics manufacturer Natura Cosmeticos (Brazil), and telecommunications company China Mobile (aa) bolstered the fund’s performance relative to the benchmark. Selling off the fund’s position in commercial banking firm Sberbank (g) (Russia) at the beginning of the reporting period aided relative returns as the fund avoided a precipitous drop in the company’s stock price as the credit crisis unfolded.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

Jose Luis Garcia	Nicholas Smithie
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective October 14, 2008, Jose Luis Garcia became a co-manager of the fund.

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/24/95	(41.16)%	11.88%	9.41%
B	10/24/95	(41.58)%	11.15%	8.78%
C	6/27/96	(41.55)%	11.15%	8.77%
I	1/02/97	(41.00)%	12.25%	9.86%
R1	10/01/08	(41.57)%(y)	11.15%	8.78%
R2	10/01/08	(41.38)%(y)	11.22%	8.81%
R3	10/01/08	(41.14)%(y)	11.89%	9.41%
R4	10/01/08	(40.99)%(y)	12.26%	9.86%

Comparative benchmark

MSCI Emerging Markets Index (f)	(34.13)%	15.50%	10.34%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(44.54)%	10.57%	8.76%
B With CDSC (Declining over six years from 4% to 0%) (x)	(43.55)%	10.88%	8.78%
C With CDSC (1% for 12 months) (x)	(42.04)%	11.15%	8.77%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.

(x)	Assuming redemption at the end of the applicable period.

(y)	The average annual 1-yr total return is a blended return (see Notes to Performance Summary), while the total return in the Financial Highlights is calculated from inception date through current period end; thus, they may differ.

Benchmark Definition

Morgan Stanley Capital International (MSCI) Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for Class R3 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1 and R2 shares includes the performance of the fund’s Class B shares for periods prior to their offering. Performance for Class R4 shares includes the performance of the fund’s Class I shares for periods prior to their offering. This

7

Performance Summary – continued

blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2008 through May 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2008 through May 31, 2009.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Expense Table – continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/08	Ending Account Value 5/31/09	Expenses Paid During Period (p) 12/01/08-5/31/09
A	Actual	2.07%	$1,000.00	$1,398.87	$12.38
	Hypothetical (h)	2.07%	$1,000.00	$1,014.61	$10.40
B	Actual	2.77%	$1,000.00	$1,393.45	$16.53
	Hypothetical (h)	2.77%	$1,000.00	$1,011.12	$13.89
C	Actual	2.77%	$1,000.00	$1,393.66	$16.53
	Hypothetical (h)	2.77%	$1,000.00	$1,011.12	$13.89
I	Actual	1.77%	$1,000.00	$1,400.20	$10.59
	Hypothetical (h)	1.77%	$1,000.00	$1,016.11	$8.90
R1	Actual	2.77%	$1,000.00	$1,393.71	$16.53
	Hypothetical (h)	2.77%	$1,000.00	$1,011.12	$13.89
R2	Actual	2.27%	$1,000.00	$1,397.44	$13.57
	Hypothetical (h)	2.27%	$1,000.00	$1,013.61	$11.40
R3	Actual	2.02%	$1,000.00	$1,398.39	$12.08
	Hypothetical (h)	2.02%	$1,000.00	$1,014.86	$10.15
R4	Actual	1.78%	$1,000.00	$1,400.09	$10.65
	Hypothetical (h)	1.78%	$1,000.00	$1,016.06	$8.95

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratio would have been 2.03% for Class A shares. The actual expenses paid during the period would have been approximately $12.14 for Class A shares, and the hypothetical expenses paid during the period would have been approximately $10.20 for Class A shares. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

10

PORTFOLIO OF INVESTMENTS

5/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.4%
Issuer	Shares/Par	Value ($)

Aerospace - 0.1%
Embraer-Empresa Brasileira de Aeronautica S.A., ADR	30,650	$587,868

Airlines - 0.3%
Copa Holdings S.A., “A” (a)	30,500	$1,062,010

Alcoholic Beverages - 1.5%
Anadolu Efes Biracilik ve Malt Sanayii A.S.	224,444	$1,840,673
Companhia de Bebidas das Americas, ADR	62,090	4,066,892

		$5,907,565
Apparel Manufacturers - 0.7%
Stella International Holdings	1,729,500	$2,909,985

Automotive - 0.6%
PT Astra International Tbk.	1,257,500	$2,541,885

Broadcasting - 0.7%
Grupo Televisa S.A., ADR	153,230	$2,724,429

Brokerage & Asset Managers - 0.9%
BM&F Bovespa S.A.	300,700	$1,739,157
Bolsa Mexicana de Valores S.A. (a)	2,325,200	2,047,701

		$3,786,858
Business Services - 2.0%
Amdocs Ltd. (a)	79,300	$1,716,052
Infosys Technologies Ltd., ADR	147,220	5,090,868
Kroton Educacional S.A., IEU	152,600	1,216,860

		$8,023,780
Cable TV - 0.7%
Naspers Ltd.	123,640	$2,972,706

Chemicals - 1.0%
Israel Chemicals Ltd.	169,390	$1,915,085
Makhteshim-Agan Industries Ltd.	395,790	2,281,387

		$4,196,472

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 0.6%
Check Point Software Technologies Ltd. (a)	58,330	$1,362,006
Totvs S.A.	34,600	1,217,753

		$2,579,759
Computer Software - Systems - 2.8%
Acer, Inc.	1,424,000	$2,598,334
Hon Hai Precision Industry Co. Ltd.	2,302,000	8,764,531

		$11,362,865
Construction - 1.8%
Corporacion Moctezuma S.A. de C.V.	1,074,400	$2,119,925
Desarrolladora Homex S.A. de C.V., ADR (a)	26,940	726,033
Duratex S.A., IPS	140,900	1,347,702
Pretoria Portland Cement Co. Ltd.	601,019	2,322,767
Urbi Desarrollos Urbanos S.A. de C.V. (a)	422,670	586,257

		$7,102,684
Consumer Goods & Services - 2.8%
Dabur India Ltd.	801,520	$1,878,975
Hengan International Group Co. Ltd.	712,000	3,252,689
Hindustan Unilever Ltd.	298,146	1,460,514
Kimberly-Clark de Mexico S.A. de C.V., “A”	425,740	1,645,492
Natura Cosmeticos S.A.	103,780	1,366,082
Unilever PLC	2,179,000	1,662,308

		$11,266,060
Electrical Equipment - 0.0%
Bharat Heavy Electricals Ltd.	120	$5,569

Electronics - 8.5%
Delta Electronics	806,000	$1,878,341
MediaTek, Inc.	342,600	4,257,713
Samsung Electronics Co. Ltd.	22,742	10,196,991
Siliconware Precision Industries Co. Ltd., ADR	370,659	2,742,877
Taiwan Semiconductor Manufacturing Co. Ltd.	3,739,484	7,019,110
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	724,235	7,923,131

		$34,018,163
Energy - Independent - 5.7%
China Shenhua Energy Co. Ltd.	1,116,000	$3,725,922
CNOOC Ltd.	5,448,000	7,202,232
OAO Rosneft Oil Co., GDR (a)	462,100	3,100,691
Oil & Natural Gas Corp. Ltd.	150,632	3,738,225

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - continued
PTT Exploration & Production Ltd.	582,600	$2,207,461
Reliance Industries Ltd. (a)	60,180	2,901,898

		$22,876,429
Energy - Integrated - 9.9%
LUKOIL, ADR	167,590	$8,882,270
OAO Gazprom, ADR	532,470	12,507,653
Petroleo Brasileiro S.A., ADR	414,810	18,264,084

		$39,654,007
Engineering - Construction - 0.7%
Avenge, Inc.	332,824	$1,459,975
Murray & Roberts Holdings Ltd.	198,061	1,239,997

		$2,699,972
Food & Beverages - 1.4%
Grupo Continental S.A.	821,320	$1,633,661
Tiger Brands Ltd.	103,290	1,814,689
Tradewinds Berhad	2,380,600	2,016,476

		$5,464,826
Food & Drug Stores - 0.5%
Shoprite Group PLC	265,724	$1,853,655

Forest & Paper Products - 0.2%
Suzano Papel E Celulose S.A., IPS (a)	98,100	$826,641

Gaming & Lodging - 0.6%
Genting Berhad	1,450,000	$2,269,685

General Merchandise - 1.6%
Bim Birlesik Magazalar A.S.	74,466	$2,370,996
Massmart Holdings Ltd.	179,690	1,739,081
Woolworths Ltd.	1,430,645	2,256,332

		$6,366,409
Health Maintenance Organizations - 0.5%
OdontoPrev S.A.	124,000	$1,997,764

Insurance - 3.4%
Cathay Financial Holding Co. Ltd.	1,879,993	$3,075,435
China Life Insurance	2,454,000	8,977,694

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Samsung Fire & Marine Insurance Co. Ltd.	11,040	$1,618,199

		$13,671,328
Internet - 0.7%
NHN Corp. (a)	14,459	$2,304,314
Universo Online S.A., IPS	171,900	633,399

		$2,937,713
Major Banks - 5.1%
Banco Santander Chile, ADR	58,500	$2,436,525
Bank of China Ltd.	9,144,000	4,117,401
Bank of Communications Co. Ltd.	2,258,000	2,088,575
Industrial & Commercial Bank of China, “H”	13,181,000	8,329,795
Standard Bank Group Ltd.	352,488	3,680,111

		$20,652,407
Medical & Health Technology & Services - 0.4%
Diagnosticos da America S.A. (a)	95,300	$1,642,419

Metals & Mining - 4.3%
Grupo Mexico S.A.B. de C.V., “B”	745,223	$713,427
Steel Authority of India Ltd.	606,411	2,222,799
Usinas Siderurgicas de Minas Gerais S.A., IPS	62,225	1,249,180
Vale S.A., ADR	678,040	12,984,466

		$17,169,872
Natural Gas - Distribution - 1.9%
GAIL India Ltd.	457,055	$2,918,365
PT Perusahaan Gas Negara	17,058,500	4,788,641

		$7,707,006
Network & Telecom - 0.8%
High Tech Computer Corp.	197,632	$3,203,035

Oil Services - 0.9%
China Oilfield Services Ltd.	2,186,000	$2,411,380
Tenaris S.A., ADR	42,200	1,290,054

		$3,701,434
Other Banks & Diversified Financials - 8.4%
African Bank Investments Ltd.	549,910	$1,807,872
Banco Compartamos S.A.	306,200	859,880
Bancolombia S.A., ADR	32,130	922,131

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
Bank Rakyat Indonesia	3,325,500	$2,030,440
China Construction Bank	9,638,000	6,289,582
China Merchants Bank Co. Ltd.	1,232,400	2,525,836
Credicorp Ltd.	18,870	1,136,351
CSU Cardsystem S.A. (a)	631,790	1,419,248
Grupo Financiero Banorte S.A. de C.V.	665,500	1,578,870
Hana Financial Group, Inc.	88,320	2,138,008
Housing Development Finance Corp. Ltd.	57,429	2,656,739
Itau Unibanco Banco Multiplo S.A., ADR	183,663	2,947,791
Redecard S.A.	129,900	1,898,721
Siam Commercial Bank Co. Ltd.	1,191,700	2,327,132
Turkiye Garanti Bankasi A.S. (a)	1,274,210	3,226,053

		$33,764,654
Pharmaceuticals - 3.7%
Genomma Lab Internacional S.A., “B” (a)	2,953,600	$2,798,431
Teva Pharmaceutical Industries Ltd., ADR	262,420	12,165,791

		$14,964,222
Precious Metals & Minerals - 1.8%
Gold Fields Ltd.	223,200	$3,056,480
Impala Platinum Holdings Ltd.	168,170	4,079,539

		$7,136,019
Real Estate - 0.9%
Brasil Brokers Participacoes	852,400	$1,148,028
Sino-Ocean Land Holdings Ltd.	2,398,500	2,465,010

		$3,613,038
Specialty Chemicals - 1.7%
Chaoda Modern Agriculture Holdings Ltd.	3,225,760	$2,026,438
LG Chemical Ltd.	40,413	4,940,024

		$6,966,462
Specialty Stores - 2.1%
Dufry South America Ltd., BDR	130,760	$1,531,825
Foschini Ltd.	441,660	2,622,456
Lewis Group Ltd.	429,121	2,426,076
Truworths International Ltd.	398,640	1,829,124

		$8,409,481
Telecommunications - Wireless - 8.3%
America Movil S.A.B. de C.V., “L”, ADR	218,440	$8,372,805
China Mobile Ltd.	479,500	4,698,090

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telecommunications - Wireless - continued
China Mobile Ltd., ADR	26,650	$1,311,447
Globe Telecom, Inc.	86,850	1,678,449
Mobile TeleSystems OJSC, ADR	91,870	3,811,686
MTN Group Ltd.	530,870	7,741,448
NII Holdings, Inc. (a)(s)	48,450	991,287
Philippine Long Distance Telephone Co.	33,550	1,579,568
Vimpel-Communications, ADR (a)	150,140	1,960,828
Vivo Participacoes S.A., ADR	52,960	1,068,203

		$33,213,811
Telephone Services - 3.4%
AS Eesti Telekom, GDR	85,640	$1,943,161
China Unicom Ltd., ADR	140,740	1,738,139
Chunghwa Telecom Co. Ltd.	1,994,417	3,799,999
PT Telekomunikasi Indonesia Tbk.	4,657,000	3,383,197
Reliance Communication Ventures Ltd.	401,927	2,607,428

		$13,471,924
Tobacco - 2.0%
British American Tobacco	113,800	$1,401,865
British American Tobacco PLC	104,890	2,865,235
KT&G Corp.	32,614	1,775,002
PT Hanjaya Mandala Sampoerna Tbk.	1,902,000	1,922,332

		$7,964,434
Utilities - Electric Power - 2.5%
AES Tiete S.A., IPS	95,000	$890,806
CEZ AS	69,040	3,116,243
Eletropaulo Metropolitana S.A., IPS	207,640	3,233,426
Equatorial Energia S.A.	112,200	823,994
Manila Water Co., Inc.	6,329,000	1,884,312

		$9,948,781
Total Common Stocks (Identified Cost, $358,446,408)		$395,196,086

16

Portfolio of Investments – continued

Money Market Funds (v) - 0.8%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.23%, at Cost and Net Asset Value	3,191,831	$3,191,831
Total Investments (Identified Cost, $361,638,239)		$398,387,917

Other Assets, Less Liabilities - 0.8%		3,318,103
Net Assets - 100.0%		$401,706,020

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover minimum collateral requirements in brokerage accounts for the purpose of selling securities short. At May 31, 2009, the value of the securities pledged amounted to $265,980. At May 31, 2009, the fund had no short sales outstanding.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
BDR	Brazilian Depository Receipt
GDR	Global Depository Receipt
IEU	International Equity Unit
IPS	International Preference Stock
PLC	Public Limited Company

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $358,446,408)	$395,196,086
Underlying funds, at cost and value	3,191,831
Total investments, at value (identified cost, $361,638,239)	$398,387,917
Cash	92,140
Foreign currency, at value (identified cost, $67,742)	69,242
Receivables for
Investments sold	2,225,662
Fund shares sold	1,642,237
Interest and dividends	1,986,580
Other assets	2,648
Total assets	$404,406,426
Liabilities
Payables for
Fund shares reacquired	$1,537,970
Payable to affiliates
Management fee	45,255
Shareholder servicing costs	259,942
Distribution and service fees	11,962
Administrative services fee	929
Payable for independent trustees’ compensation	3,544
Accrued expenses and other liabilities	840,804
Total liabilities	$2,700,406
Net assets	$401,706,020
Net assets consist of
Paid-in capital	$508,773,168
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $422,672 deferred country tax)	36,378,232
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(148,702,702)
Undistributed net investment income	5,257,322
Net assets	$401,706,020
Shares of beneficial interest outstanding	18,464,984

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$192,039,961	8,879,701	$21.63
Class B	24,168,714	1,180,999	20.46
Class C	38,065,900	1,898,619	20.05
Class I	142,483,562	6,275,515	22.70
Class R1	91,663	4,543	20.18
Class R2	101,131	4,994	20.25
Class R3	4,553,307	211,269	21.55
Class R4	201,782	9,344	21.59

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.95.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$15,315,010
Interest	77,432
Dividends from underlying funds	3,533
Foreign taxes withheld	(1,625,048)
Total investment income		$13,770,927
Expenses
Management fee	$4,132,055
Distribution and service fees	1,414,662
Shareholder servicing costs	1,206,667
Administrative services fee	75,536
Independent trustees’ compensation	18,362
Custodian fee	758,081
Shareholder communications	46,457
Auditing fees	71,420
Legal fees	14,156
Miscellaneous	167,126
Total expenses		$7,904,522
Fees paid indirectly	(2,156)
Reduction of expenses by investment adviser	(2,458)
Net expenses		$7,899,908
Net investment income		$5,871,019
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $1,264 country tax)	$(147,339,700)
Foreign currency transactions	(764,535)
Net realized gain (loss) on investments and foreign currency transactions		$(148,104,235)
Change in unrealized appreciation (depreciation)
Investments (net of $139,431 decrease in deferred country tax)	$(144,312,684)
Translation of assets and liabilities in foreign currencies	59,825
Net unrealized gain (loss) on investments and foreign currency translation		$(144,252,859)
Net realized and unrealized gain (loss) on investments and foreign currency		$(292,357,094)
Change in net assets from operations		$(286,486,075)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2009	2008
Change in net assets
From operations
Net investment income	$5,871,019	$7,868,544
Net realized gain (loss) on investments and foreign currency transactions	(148,104,235)	77,886,746
Net unrealized gain (loss) on investments and foreign currency translation	(144,252,859)	37,048,527
Change in net assets from operations	$(286,486,075)	$122,803,817
Distributions declared to shareholders
From net investment income	$(4,048,925)	$(5,074,608)
From net realized gain on investments	(42,142,666)	(77,718,048)
Total distributions declared to shareholders	$(46,191,591)	$(82,792,656)
Change in net assets from fund share transactions	$17,602,701	$98,129,160
Total change in net assets	$(315,074,965)	$138,140,321
Net assets
At beginning of period	716,780,985	578,640,664
At end of period (including undistributed net investment income of $5,257,322 and $3,899,935, respectively)	$401,706,020	$716,780,985

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$43.48	$40.40	$32.38	$25.12	$19.15
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.54	$0.49	$0.44	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(19.10)	8.19	10.36	9.12	5.72
Total from investment operations	$(18.74)	$8.73	$10.85	$9.56	$6.00
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.37)	$(0.61)	$(0.17)	$(0.03)
From net realized gain on investments	(2.83)	(5.28)	(2.22)	(2.13)	—
Total distributions declared to shareholders	$(3.11)	$(5.65)	$(2.83)	$(2.30)	$(0.03)
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$21.63	$43.48	$40.40	$32.38	$25.12
Total return (%) (r)(s)(t)	(41.16)	21.41	34.65	38.79	31.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.79	1.81	1.78	1.88
Expenses after expense reductions (f)	1.98	1.79	1.80	1.78	1.88
Net investment income	1.51	1.24	1.37	1.41	1.25
Portfolio turnover	93	99	91	58	73
Net assets at end of period (000 omitted)	$192,040	$385,378	$285,924	$192,718	$77,352

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 5/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$41.43	$38.70	$31.10	$24.22	$18.57
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.24	$0.27	$0.22	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(18.21)	7.83	9.91	8.81	5.53
Total from investment operations	$(18.02)	$8.07	$10.18	$9.03	$5.65
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.06)	$(0.36)	$(0.02)	$—
From net realized gain on investments	(2.83)	(5.28)	(2.22)	(2.13)	—
Total distributions declared to shareholders	$(2.95)	$(5.34)	$(2.58)	$(2.15)	$—
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$20.46	$41.43	$38.70	$31.10	$24.22
Total return (%) (r)(s)(t)	(41.58)	20.62	33.77	37.96	30.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.63	2.43	2.45	2.43	2.53
Expenses after expense reductions (f)	2.63	2.43	2.45	2.43	2.53
Net investment income	0.83	0.57	0.78	0.74	0.56
Portfolio turnover	93	99	91	58	73
Net assets at end of period (000 omitted)	$24,169	$62,039	$63,450	$65,700	$36,289

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Years ended 5/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$40.75	$38.18	$30.77	$24.05	$18.44
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.24	$0.25	$0.25	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(17.92)	7.74	9.81	8.69	5.48
Total from investment operations	$(17.73)	$7.98	$10.06	$8.94	$5.61
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.13)	$(0.43)	$(0.09)	$—
From net realized gain on investments	(2.83)	(5.28)	(2.22)	(2.13)	—
Total distributions declared to shareholders	$(2.97)	$(5.41)	$(2.65)	$(2.22)	$—
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$20.05	$40.75	$38.18	$30.77	$24.05
Total return (%) (r)(s)(t)	(41.55)	20.64	33.78	37.89	30.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.64	2.44	2.45	2.44	2.53
Expenses after expense reductions (f)	2.64	2.44	2.45	2.44	2.53
Net investment income	0.85	0.58	0.73	0.82	0.59
Portfolio turnover	93	99	91	58	73
Net assets at end of period (000 omitted)	$38,066	$87,958	$71,895	$52,604	$11,022

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 5/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$45.33	$41.89	$33.46	$25.87	$19.72
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.72	$0.64	$0.56	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	(19.90)	8.51	10.73	9.40	5.88
Total from investment operations	$(19.45)	$9.23	$11.37	$9.96	$6.25
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.51)	$(0.72)	$(0.24)	$(0.10)
From net realized gain on investments	(2.83)	(5.28)	(2.22)	(2.13)	—
Total distributions declared to shareholders	$(3.18)	$(5.79)	$(2.94)	$(2.37)	$(0.10)
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$22.70	$45.33	$41.89	$33.46	$25.87
Total return (%) (r)(s)	(41.00)	21.86	35.14	39.25	31.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.43	1.46	1.43	1.53
Expenses after expense reductions (f)	1.66	1.43	1.45	1.43	1.53
Net investment income	1.88	1.58	1.72	1.76	1.60
Portfolio turnover	93	99	91	58	73
Net assets at end of period (000 omitted)	$142,484	$181,405	$157,372	$96,643	$41,523

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Year ended 5/31 2009 (i)
Net asset value, beginning of period	$26.44
Income (loss) from investment operations
Net investment income (d)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(3.15	)(g)
Total from investment operations	$(3.08)
Less distributions declared to shareholders
From net investment income	$(0.35)
From net realized gain on investments	(2.83)
Total distributions declared to shareholders	$(3.18)
Net asset value, end of period	$20.18
Total return (%) (r)(s)	(8.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.79	(a)
Expenses after expense reductions (f)	2.79	(a)
Net investment income	0.65	(a)
Portfolio turnover	93
Net assets at end of period (000 omitted)	$92

Class R2	Year ended 5/31 2009 (i)
Net asset value, beginning of period	$26.44
Income (loss) from investment operations
Net investment income (d)	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(3.14	)(g)
Total from investment operations	$(3.01)
Less distributions declared to shareholders
From net investment income	$(0.35)
From net realized gain on investments	(2.83)
Total distributions declared to shareholders	$(3.18)
Net asset value, end of period	$20.25
Total return (%) (r)(s)	(8.14	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.29	(a)
Expenses after expense reductions (f)	2.29	(a)
Net investment income	1.18	(a)
Portfolio turnover	93
Net assets at end of period (000 omitted)	$101

See Notes to Financial Statements

25

Financial Highlights – continued

Class R3	Year ended 5/31 2009 (i)
Net asset value, beginning of period	$27.82
Income (loss) from investment operations
Net investment income (d)	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(3.27	)(g)
Total from investment operations	$(3.09)
Less distributions declared to shareholders
From net investment income	$(0.35)
From net realized gain on investments	(2.83)
Total distributions declared to shareholders	$(3.18)
Net asset value, end of period	$21.55
Total return (%) (r)(s)	(8.01	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	(a)
Expenses after expense reductions (f)	2.02	(a)
Net investment income	1.59	(a)
Portfolio turnover	93
Net assets at end of period (000 omitted)	$4,553

Class R4	Year ended 5/31 2009 (i)
Net asset value, beginning of period	$27.82
Income (loss) from investment operations
Net investment income (d)	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(3.27	)(g)
Total from investment operations	$(3.05)
Less distributions declared to shareholders
From net investment income	$(0.35)
From net realized gain on investments	(2.83)
Total distributions declared to shareholders	$(3.18)
Net asset value, end of period	$21.59
Total return (%) (r)(s)	(7.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	(a)
Expenses after expense reductions (f)	1.80	(a)
Net investment income	1.84	(a)
Portfolio turnover	93
Net assets at end of period (000 omitted)	$202

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 1, 2008 (Class R1, R2, R3 and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading

28

Notes to Financial Statements – continued

characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

29

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of May 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$204,630,372	$193,757,545	$—	$398,387,917
Other Financial Instruments	$—	$—	$—	$—

In April 2009, FASB Staff Position (FSP) 157-4 was issued and is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 clarifies FASB Statement No. 157, Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Management is evaluating the application of the FSP to the fund, and believes the impact resulting from the adoption of this FSP will be limited to expanded disclosure in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund

30

Notes to Financial Statements – continued

and other funds managed by Massachusetts Financial Services Company (MFS) may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not

31

Notes to Financial Statements – continued

accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended May 31, 2009, the fund did not invest in any derivative instruments.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange

32

Notes to Financial Statements – continued

traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At May 31, 2009, the fund had no short sales outstanding.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2009 there were no securities on loan.

33

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share.

34

Notes to Financial Statements – continued

Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/09	5/31/08
Ordinary income (including any short-term capital gains)	$4,056,812	$22,804,983
Long-term capital gain	42,134,779	59,987,673
Total distributions	$46,191,591	$82,792,656

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/09
Cost of investments	$377,730,012
Gross appreciation	54,939,078
Gross depreciation	(34,281,173)
Net unrealized appreciation (depreciation)	$20,657,905
Undistributed ordinary income	5,453,573
Capital loss carryforwards	(59,875,125)
Post-October capital loss deferral	(72,649,109)
Other temporary differences	(654,392)

As of May 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

5/31/17	$(59,875,125)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

35

Notes to Financial Statements – continued

	From net investment income		From net realized gain on investments
	Year ended 5/31/09 (i)	Year ended 5/31/08	Year ended 5/31/09 (i)	Year ended 5/31/08
Class A	$2,136,909	$2,829,472	$21,631,889	$40,036,400
Class B	142,718	94,176	3,242,896	7,745,456
Class C	240,862	248,447	4,808,358	10,398,953
Class I	1,455,240	1,902,513	11,862,849	19,537,239
Class R1	1,313	—	10,700	—
Class R2	1,313	—	10,700	—
Class R3	69,273	—	564,704	—
Class R4	1,297	—	10,570	—
Total	$4,048,925	$5,074,608	$42,142,666	$77,718,048

(i)	For the period from the class’ inception, October 1, 2008 (Class R1, R2, R3 and R4) through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The management fee incurred for the year ended May 31, 2009 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $25,669 for the year ended May 31, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

36

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.33%	$675,000
Class B	0.75%	0.25%	1.00%	1.00%	296,869
Class C	0.75%	0.25%	1.00%	1.00%	437,459
Class R1 (i)	0.75%	0.25%	1.00%	1.00%	471
Class R2 (i)	0.25%	0.25%	0.50%	0.50%	247
Class R3 (i)	—	0.25%	0.25%	0.25%	4,616
Total Distribution and Service Fees					$1,414,662

(d)	As of May 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, the fund paid a 0.10% annual distribution fee for Class A shares. Effective March 1, 2009, the 0.10% annual Class A distribution fee rate was eliminated.
(i)	For the period from the class’ inception, October 1, 2008 (Class R1, R2, and R3) through the stated period end.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2009, were as follows:

Amount
Class A	$—
Class B	58,025
Class C	12,239

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2009, the fee was $230,929, which equated to 0.0587% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $537,386.

37

Notes to Financial Statements – continued

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2009, these costs for the fund amounted to $438,352 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended May 31, 2009 was equivalent to an annual effective rate of 0.0192% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

For certain independent Trustees who retired on or before December 31, 2001, the fund has an unfunded, defined benefit plan which resulted in a pension expense of $247. This amount is included in independent trustees’ compensation for the year ended May 31, 2009. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $3,512 at May 31, 2009, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the

38

Notes to Financial Statements – continued

Agreements. For the year ended May 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,264 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,458, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $381,632,987 and $406,592,973, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/09 (i)		Year ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,445,305	$76,308,801	4,455,654	$196,145,422
Class B	192,923	4,175,322	370,962	15,545,200
Class C	437,701	8,752,710	688,714	28,585,676
Class I	3,060,530	56,762,756	1,214,744	56,798,642
Class R1	3,788	100,107	—	—
Class R2	4,240	106,822	—	—
Class R3	297,339	5,288,891	—	—
Class R4	8,692	193,884	—	—
	7,450,518	$151,689,293	6,730,074	$297,074,940

39

Notes to Financial Statements – continued

	Year ended 5/31/09 (i)		Year ended 5/31/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,168,162	$19,858,754	806,637	$35,596,891
Class B	191,289	3,087,403	168,201	7,092,936
Class C	224,465	3,548,795	171,037	7,094,613
Class I	665,579	11,867,276	423,051	19,426,491
Class R1	755	12,013	—	—
Class R2	754	12,013	—	—
Class R3	37,425	633,977	—	—
Class R4	700	11,867	—	—
	2,289,129	$39,032,098	1,568,926	$69,210,931
Shares reacquired
Class A	(4,596,114)	$(106,076,423)	(3,476,950)	$(151,110,955)
Class B	(700,684)	(16,155,722)	(681,296)	(28,236,963)
Class C	(921,805)	(20,164,767)	(584,325)	(23,459,380)
Class I	(1,452,853)	(28,616,356)	(1,392,199)	(65,349,413)
Class R3	(123,495)	(2,104,715)	—	—
Class R4	(48)	(707)	—	—
	(7,794,999)	$(173,118,690)	(6,134,770)	$(268,156,711)
Net change
Class A	17,353	$(9,908,868)	1,785,341	$80,631,358
Class B	(316,472)	(8,892,997)	(142,133)	(5,598,827)
Class C	(259,639)	(7,863,262)	275,426	12,220,909
Class I	2,273,256	40,013,676	245,596	10,875,720
Class R1	4,543	112,120	—	—
Class R2	4,994	118,835	—	—
Class R3	211,269	3,818,153	—	—
Class R4	9,344	205,044	—	—
	1,944,648	$17,602,701	2,164,230	$98,129,160

(i)	For the period from the class’ inception, October 1, 2008 (Class R1, R2, R3 and R4) through the stated period end.

Class W shares were not available for sale during the period. Please see the fund’s Class W prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund were the owners of record of approximately 20%, 5% and 4% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, MFS

40

Notes to Financial Statements – continued

Lifetime 2030 Fund, and MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the higher of the Federal Reserve funds rate plus an agreed spread or one month LIBOR plus 1.25%. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed spread. For the year ended May 31, 2009, the fund’s commitment fee and interest expense were $3,565 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	—	52,107,156	(48,915,325)	3,191,831

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$3,533	$3,191,831

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Emerging Markets Equity Fund at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 17, 2009

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

47

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Jose Luis Garcia
Nicholas Smithie

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s two most recent reviews and renewals of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2008 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $46,348,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $15,317,002. The fund intends to pass through foreign tax credits of $1,573,323 for the fiscal year.

49

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and	c/o Boston Financial Data Services
literature	30 Dan Road
Canton, MA 02021-2809
Shareholders
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® International DiversificationSM Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

5/31/09

MDI-ANN

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

July 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Research International Fund	35.1%
MFS International Growth Fund	24.9%
MFS International Value Fund	24.8%
MFS International New Discovery Fund	10.0%
MFS Emerging Markets Equity Fund	5.1%
Cash & Other Net Assets	0.1%

Percentages are based on net assets as of 5/31/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2009, Class A shares of the MFS International Diversification Fund provided a return of –33.90%, at net asset value. This compares with a return of –35.55% for the fund’s benchmark, the MSCI All Country World (ex-US) Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though credit conditions and equity indices improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

The global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, the more powerful engine of global growth – emerging markets – also contracted almost across the board. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused equity and credit markets to rally.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while introducing a multitude of new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. Rapidly slowing global growth resulted in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks also cut interest rates dramatically. By the end of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global wealth.

3

Management Review – continued

Contributors to Performance

The principal contributors to performance were the fund’s investments in the MFS International Growth Fund, MFS International Value Fund, and MFS International New Discovery Fund as these funds considerably outperformed international equity stocks during the reporting period.

Detractors from Performance

The fund’s investment in the MFS Emerging Markets Equity Fund held back performance as this fund underperformed emerging markets stocks during the reporting period.

Respectfully,

Thomas Melendez

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 5/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/30/04	(33.90)%	5.20%
B	9/30/04	(34.34)%	4.52%
C	9/30/04	(34.34)%	4.50%
I	9/30/04	(33.69)%	5.54%
R1	4/01/05	(34.35)%	4.44%
R2	9/30/04	(34.02)%	4.89%
R3	4/01/05	(33.84)%	5.19%
R4	4/01/05	(33.65)%	5.45%
529A	9/30/04	(33.93)%	4.96%
529B	9/30/04	(34.42)%	4.27%
529C	9/30/04	(34.38)%	4.32%

Comparative benchmark

MSCI All Country World (ex-US) Index (f)	(35.55)%	5.46%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(37.70)%	3.87%
B With CDSC (Declining over six years from 4% to 0%) (x)	(36.87)%	4.16%
C With CDSC (1% for 12 months) (x)	(34.98)%	4.50%
529A With Initial Sales Charge (5.75%)	(37.73)%	3.63%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(36.95)%	3.90%
529C With CDSC (1% for 12 months) (x)	(35.01)%	4.32%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: Factset Research Systems, Inc.
(t)	For the period from the commencement of the fund’s investment operations, September 30, 2004 through the stated period end.
(x)	Assuming redemption at the end of the applicable period.

6

Performance Summary – continued

Benchmark Definition

Morgan Stanley Capital International (MSCI) All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for Class R3 and Class R4 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1 shares includes the performance of the fund’s Class B shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2008 through May 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2008 through May 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Expense Table – continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/08	Ending Account Value 5/31/09	Expenses Paid During Period (p) 12/01/08-5/31/09
A	Actual	0.35%	$1,000.00	$1,183.78	$1.91
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.05%	$1,000.00	$1,178.87	$5.70
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
C	Actual	1.05%	$1,000.00	$1,179.25	$5.70
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
I	Actual	0.05%	$1,000.00	$1,184.19	$0.27
	Hypothetical (h)	0.05%	$1,000.00	$1,024.68	$0.25
R1	Actual	1.05%	$1,000.00	$1,179.54	$5.71
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
R2	Actual	0.55%	$1,000.00	$1,181.98	$2.99
	Hypothetical (h)	0.55%	$1,000.00	$1,022.19	$2.77
R3	Actual	0.30%	$1,000.00	$1,183.74	$1.63
	Hypothetical (h)	0.30%	$1,000.00	$1,023.44	$1.51
R4	Actual	0.05%	$1,000.00	$1,185.96	$0.27
	Hypothetical (h)	0.05%	$1,000.00	$1,024.68	$0.25
529A	Actual	0.45%	$1,000.00	$1,183.44	$2.45
	Hypothetical (h)	0.45%	$1,000.00	$1,022.69	$2.27
529B	Actual	1.15%	$1,000.00	$1,177.98	$6.24
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
529C	Actual	1.15%	$1,000.00	$1,178.87	$6.25
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

9

Expense Table – continued

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.30% and 0.40% for Class A and Class 529A shares, respectively; the actual expenses paid during the period would have been approximately $1.63 and $2.18 for Class A and Class 529A shares, respectively; and the hypothetical expenses paid during the period would have been approximately $1.51 and $2.02 for Class A and Class 529A shares, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

10

PORTFOLIO OF INVESTMENTS

5/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Mutual Funds - 99.9%
Issuer	Shares/Par	Value ($)

MFS Emerging Markets Equity Fund - Class I	3,409,684	$77,399,824
MFS International Growth Fund - Class I	20,098,975	381,076,557
MFS International New Discovery Fund - Class I	10,266,728	152,871,577
MFS International Value Fund - Class I	18,828,119	378,068,636
MFS Research International Fund - Class I	44,352,921	535,339,759
Total Mutual Funds (Identified Cost, $2,146,174,465)		$1,524,756,353

Short-Term Obligations (y) - 0.1%
HSBC Americas, Inc., 0.2%, due 6/01/09, (Identified Cost, $1,446,000)	$1,446,000	$1,446,000
Total Investments (Identified Cost, $2,147,620,465)		$1,526,202,353

Other Assets, Less Liabilities - 0.0%		812,038
Net Assets - 100.0%		$1,527,014,391

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

11

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Underlying Funds, at value (Identified cost, $2,146,174,465)	$1,524,756,353
Short-Term holdings, at Amortized Cost and Value	1,446,000
Total investments, at value (identified cost, $2,147,620,465)	$1,526,202,353
Receivables for
Investments sold	479,190
Fund shares sold	3,717,199
Other assets	12,862
Total assets	$1,530,411,604
Liabilities
Payables for
Investments purchased	$238,825
Fund shares reacquired	2,825,028
Payable to affiliates
Distribution and service fees	78,035
Administrative services fee	192
Program manager fee	27
Payable for independent trustees’ compensation	87
Accrued expenses and other liabilities	255,019
Total liabilities	$3,397,213
Net assets	$1,527,014,391
Net assets consist of
Paid-in capital	$2,334,814,811
Unrealized appreciation (depreciation) on investments	(621,418,112)
Accumulated net realized gain (loss) on investments	(209,918,510)
Undistributed net investment income	23,536,202
Net assets	$1,527,014,391

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$976,542,528	97,357,033	$10.03
Class B	110,056,843	11,149,156	9.87
Class C	349,134,348	35,432,086	9.85
Class I	36,608,186	3,626,546	10.09
Class R1	4,254,417	435,381	9.77
Class R2	22,146,613	2,231,791	9.92
Class R3	25,085,911	2,507,722	10.00
Class R4	699,138	69,458	10.07
Class 529A	1,393,845	139,678	9.98
Class 529B	330,717	33,362	9.91
Class 529C	761,845	77,216	9.87

Shares outstanding are rounded for presentation purposes.

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529A, for which the maximum offering prices per share were $10.64 and $10.59, respectively.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Dividends from underlying funds	$31,544,153
Interest	13,062
Total investment income		$31,557,215
Expenses
Distribution and service fees	$9,421,361
Program manager fees	2,590
Administrative services fee	17,500
Independent trustees’ compensation	51,527
Custodian fee	150,272
Shareholder communications	169,446
Auditing fees	44,003
Legal fees	58,026
Miscellaneous	252,218
Total expenses		$10,166,943
Fees paid indirectly	(13)
Reduction of expenses by investment adviser	(10,516)
Net expenses		$10,156,414
Net investment income		$21,400,801
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions from underlying funds	$(265,952,615)
Capital gain distributions from underlying funds	65,173,958
Net realized gain (loss) on investments		$(200,778,657)
Change in unrealized appreciation (depreciation)
Investments	$(809,102,546)
Net realized and unrealized gain (loss) on investments		$(1,009,881,203)
Change in net assets from operations		$(988,480,402)

See Notes to Financial Statements

13

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2009	2008
Change in net assets
From operations
Net investment income	$21,400,801	$20,092,384
Net realized gain (loss) on investments	(200,778,657)	233,215,047
Net unrealized gain (loss) on investments	(809,102,546)	(187,081,466)
Change in net assets from operations	$(988,480,402)	$66,225,965
Distributions declared to shareholders
From net investment income	$(107,695)	$(112,680,085)
From net realized gain on investments	(53,642,375)	(160,338,426)
Total distributions declared to shareholders	$(53,750,070)	$(273,018,511)
Change in net assets from fund share transactions	$(228,247,358)	$596,242,196
Total change in net assets	$(1,270,477,830)	$389,449,650
Net assets
At beginning of period	2,797,492,221	2,408,042,571
At end of period (including undistributed net investment income of $23,536,202 and $107,696, respectively)	$1,527,014,391	$2,797,492,221

See Notes to Financial Statements

14

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2009		2008	2007	2006	2005 (c)
Net asset value, beginning of period	$15.76		$17.05	$14.28	$11.18	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.15		$0.16	$0.15	$0.04	$0.04
Net realized and unrealized gain (loss) on investments	(5.54)		0.34	3.46	3.44	1.22
Total from investment operations	$(5.39)		$0.50	$3.61	$3.48	$1.26
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.76)	$(0.51)	$(0.32)	$(0.08)
From net realized gain on investments	(0.34)		(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(0.34)		$(1.79)	$(0.84)	$(0.38)	$(0.08)
Net asset value, end of period	$10.03		$15.76	$17.05	$14.28	$11.18
Total return (%) (r)(s)(t)	(33.90)		2.85	25.87	31.48	12.61	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.37		0.39	0.48	0.52	0.71	(a)
Expenses after expense reductions (f)(h)(z)	0.37		0.39	0.43	0.35	0.35	(a)
Net investment income	1.46		1.01	0.96	0.34	0.51	(a)
Portfolio turnover	8		4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$976,543		$1,682,289	$1,368,870	$588,469	$170,485

See Notes to Financial Statements

15

Financial Highlights – continued

Class B	Years ended 5/31
	2009	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$15.62	$16.92	$14.18	$11.14	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.06	$0.05	$(0.04)	$(0.01)
Net realized and unrealized gain (loss) on investments	(5.49)	0.32	3.45	3.42	1.23
Total from investment operations	$(5.41)	$0.38	$3.50	$3.38	$1.22
Less distributions declared to shareholders
From net investment income	$—	$(0.65)	$(0.43)	$(0.28)	$(0.08)
From net realized gain on investments	(0.34)	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(0.34)	$(1.68)	$(0.76)	$(0.34)	$(0.08)
Net asset value, end of period	$9.87	$15.62	$16.92	$14.18	$11.14
Total return (%) (r)(s)(t)	(34.34)	2.14	25.16	30.58	12.14	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.04	1.12	1.17	1.36	(a)
Expenses after expense reductions (f)(h)(z)	1.04	1.04	1.07	1.00	1.00	(a)
Net investment income (loss)	0.78	0.36	0.32	(0.30)	(0.16	)(a)
Portfolio turnover	8	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$110,057	$232,950	$235,926	$149,728	$46,305

See Notes to Financial Statements

16

Financial Highlights – continued

Class C	Years ended 5/31
	2009	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$15.59	$16.90	$14.17	$11.13	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.06	$0.05	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments	(5.48)	0.32	3.44	3.42	1.22
Total from investment operations	$(5.40)	$0.38	$3.49	$3.38	$1.20
Less distributions declared to shareholders
From net investment income	$—	$(0.66)	$(0.43)	$(0.28)	$(0.07)
From net realized gain on investments	(0.34)	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(0.34)	$(1.69)	$(0.76)	$(0.34)	$(0.07)
Net asset value, end of period	$9.85	$15.59	$16.90	$14.17	$11.13
Total return (%) (r)(s)(t)	(34.34)	2.13	25.15	30.63	12.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.04	1.12	1.17	1.36	(a)
Expenses after expense reductions (f)(h)(z)	1.04	1.04	1.07	1.00	1.00	(a)
Net investment income (loss)	0.76	0.37	0.31	(0.31)	(0.21	)(a)
Portfolio turnover	8	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$349,134	$728,813	$664,046	$374,652	$103,225

See Notes to Financial Statements

17

Financial Highlights – continued

Class I	Years ended 5/31
	2009	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$15.84	$17.13	$14.32	$11.20	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.22	$0.21	$0.07	$0.06
Net realized and unrealized gain (loss) on investments	(5.58)	0.33	3.48	3.46	1.23
Total from investment operations	$(5.39)	$0.55	$3.69	$3.53	$1.29
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.81)	$(0.55)	$(0.35)	$(0.09)
From net realized gain on investments	(0.34)	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(0.36)	$(1.84)	$(0.88)	$(0.41)	$(0.09)
Net asset value, end of period	$10.09	$15.84	$17.13	$14.32	$11.20
Total return (%) (r)(s)	(33.69)	3.16	26.37	31.88	12.85	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.04	0.04	0.12	0.17	0.36	(a)
Expenses after expense reductions (f)(h)(z)	0.04	0.04	0.07	0.00	0.00	(a)
Net investment income	1.78	1.33	1.34	0.53	0.79	(a)
Portfolio turnover	8	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$36,608	$65,812	$65,697	$33,556	$3,442

See Notes to Financial Statements

18

Financial Highlights – continued

Class R1	Years ended 5/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.47	$16.82	$14.14	$11.14	$11.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.05	$0.03	$(0.06)	$(0.02)
Net realized and unrealized gain (loss) on investments	(5.45)	0.32	3.43	3.42	(0.25	)(g)
Total from investment operations	$(5.36)	$0.37	$3.46	$3.36	$(0.27)
Less distributions declared to shareholders
From net investment income	$—	$(0.69)	$(0.45)	$(0.30)	$—
From net realized gain on investments	(0.34)	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(0.34)	$(1.72)	$(0.78)	$(0.36)	$—
Net asset value, end of period	$9.77	$15.47	$16.82	$14.14	$11.14
Total return (%) (r)(s)	(34.35)	2.07	25.01	30.42	(2.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.11	1.30	1.37	1.56	(a)
Expenses after expense reductions (f)(h)(z)	1.04	1.11	1.18	1.11	1.20	(a)
Net investment income (loss)	0.90	0.34	0.22	(0.48)	(1.19	)(a)
Portfolio turnover	8	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$4,254	$6,218	$3,424	$801	$59
See Notes to Financial Statements

19

Financial Highlights – continued

Class R2	Years ended 5/31
	2009	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$15.62	$16.92	$14.21	$11.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.11	$0.09	$0.00 (w)	$0.08
Net realized and unrealized gain (loss) on investments	(5.49)	0.34	3.45	3.43	1.15
Total from investment operations	$(5.36)	$0.45	$3.54	$3.43	$1.23
Less distributions declared to shareholders
From net investment income	$—	$(0.72)	$(0.50)	$(0.32)	$(0.07)
From net realized gain on investments	(0.34)	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(0.34)	$(1.75)	$(0.83)	$(0.38)	$(0.07)
Net asset value, end of period	$9.92	$15.62	$16.92	$14.21	$11.16
Total return (%) (r)(s)	(34.02)	2.56	25.51	31.07	12.25	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.54	0.63	0.85	0.92	1.12	(a)
Expenses after expense reductions (f)(h)(z)	0.54	0.63	0.74	0.66	0.76	(a)
Net investment income	1.29	0.69	0.55	0.02	1.05	(a)
Portfolio turnover	8	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$22,147	$34,961	$20,847	$2,938	$120

See Notes to Financial Statements

20

Financial Highlights – continued

Class R3	Years ended 5/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.71	$17.01	$14.25	$11.18	$11.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.17	$0.15	$0.04	$(0.01)
Net realized and unrealized gain (loss) on investments	(5.52)	0.32	3.45	3.43	(0.25	)(g)
Total from investment operations	$(5.36)	$0.49	$3.60	$3.47	$(0.26)
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.76)	$(0.51)	$(0.34)	$—
From net realized gain on investments	(0.34)	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(0.35)	$(1.79)	$(0.84)	$(0.40)	$—
Net asset value, end of period	$10.00	$15.71	$17.01	$14.25	$11.18
Total return (%) (r)(s)	(33.84)	2.78	25.89	31.37	(2.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.29	0.38	0.53	0.57	0.76	(a)
Expenses after expense reductions (f)(h)(z)	0.29	0.38	0.48	0.40	0.40	(a)
Net investment income (loss)	1.57	1.07	0.97	0.31	(0.39	)(a)
Portfolio turnover	8	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$25,086	$40,386	$34,260	$9,492	$49

See Notes to Financial Statements

21

Financial Highlights – continued

Class R4	Years ended 5/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.80	$17.09	$14.30	$11.19	$11.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.16	$0.20	$0.08	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	(5.47)	0.37	3.46	3.43	(0.25	)(g)
Total from investment operations	$(5.37)	$0.53	$3.66	$3.51	$(0.25)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.79)	$(0.54)	$(0.34)	$—
From net realized gain on investments	(0.34)	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(0.36)	$(1.82)	$(0.87)	$(0.40)	$—
Net asset value, end of period	$10.07	$15.80	$17.09	$14.30	$11.19
Total return (%) (r)(s)	(33.65)	3.03	26.21	31.73	(2.19	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.04	0.11	0.23	0.27	0.46	(a)
Expenses after expense reductions (f)(h)(z)	0.04	0.10	0.18	0.10	0.10	(a)
Net investment income (loss)	0.81	1.10	1.24	0.63	(0.09	)(a)
Portfolio turnover	8	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$699	$2,160	$1,451	$64	$49

See Notes to Financial Statements

22

Financial Highlights – continued

Class 529A	Years ended 5/31
	2009	2008	2007	2006		2005 (c)
Net asset value, beginning of period	$15.69	$17.00	$14.25	$11.16		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.12	$0.10	$(0.00	)(w)	$0.08
Net realized and unrealized gain (loss) on investments	(5.52)	0.33	3.47	3.44		1.15
Total from investment operations	$(5.37)	$0.45	$3.57	$3.44		$1.23
Less distributions declared to shareholders
From net investment income	$—	$(0.73)	$(0.49)	$(0.29)		$(0.07)
From net realized gain on investments	(0.34)	(1.03)	(0.33)	(0.06)		—
Total distributions declared to shareholders	$(0.34)	$(1.76)	$(0.82)	$(0.35)		$(0.07)
Net asset value, end of period	$9.98	$15.69	$17.00	$14.25		$11.16
Total return (%) (r)(s)(t)	(33.93)	2.55	25.60	31.16		12.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.47	0.61	0.73	0.77		0.97	(a)
Expenses after expense reductions (f)(h)(z)	0.47	0.61	0.68	0.60		0.61	(a)
Net investment income (loss)	1.43	0.76	0.65	(0.01)		1.15	(a)
Portfolio turnover	8	4	2	1		0	(u)
Net assets at end of period (000 Omitted)	$1,394	$2,033	$1,479	$550		$144

See Notes to Financial Statements

23

Financial Highlights – continued

Class 529B	Years ended 5/31
	2009	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$15.70	$17.01	$14.27	$11.13	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.02	$0.00 (w)	$(0.08)	$0.04
Net realized and unrealized gain (loss) on investments	(5.53)	0.33	3.47	3.43	1.15
Total from investment operations	$(5.45)	$0.35	$3.47	$3.35	$1.19
Less distributions declared to shareholders
From net investment income	$—	$(0.63)	$(0.40)	$(0.15)	$(0.06)
From net realized gain on investments	(0.34)	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(0.34)	$(1.66)	$(0.73)	$(0.21)	$(0.06)
Net asset value, end of period	$9.91	$15.70	$17.01	$14.27	$11.13
Total return (%) (r)(s)(t)	(34.42)	1.91	24.83	30.28	11.84	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.27	1.37	1.42	1.62	(a)
Expenses after expense reductions (f)(h)(z)	1.14	1.27	1.32	1.25	1.26	(a)
Net investment income (loss)	0.81	0.11	0.01	(0.63)	0.58	(a)
Portfolio turnover	8	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$331	$603	$488	$257	$123

See Notes to Financial Statements

24

Financial Highlights – continued

Class 529C	Years ended 5/31
	2009	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$15.63	$16.92	$14.21	$11.14	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.03	$0.00 (w)	$(0.08)	$0.02
Net realized and unrealized gain (loss) on investments	(5.49)	0.33	3.45	3.43	1.18
Total from investment operations	$(5.42)	$0.36	$3.45	$3.35	$1.20
Less distributions declared to shareholders
From net investment income	$—	$(0.62)	$(0.41)	$(0.22)	$(0.06)
From net realized gain on investments	(0.34)	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(0.34)	$(1.65)	$(0.74)	$(0.28)	$(0.06)
Net asset value, end of period	$9.87	$15.63	$16.92	$14.21	$11.14
Total return (%) (r)(s)(t)	(34.38)	2.01	24.78	30.30	11.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.27	1.38	1.42	1.62	(a)
Expenses after expense reductions (f)(h)(z)	1.14	1.27	1.32	1.25	1.26	(a)
Net investment income (loss)	0.70	0.21	0.01	(0.59)	0.31	(a)
Portfolio turnover	8	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$762	$1,266	$1,365	$651	$305

See Notes to Financial Statements

25

Financial Highlights – continued

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 30, 2004 through the stated period end.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests, which are not reported in these expense ratios. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.
(w)	Per share amount was less than $0.01.
(z)	For the years ended May 31, 2005, and May 31, 2006, and for the period June 1, 2006 through September 30, 2006, 0.10% of the expense reduction was voluntary.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Diversification Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund is a “fund of funds”, which invests the majority of its assets in other MFS international equity mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Additional information, including each underlying fund’s accounting policies, is outlined in the underlying fund’s financial statements which are available upon request.

The investment objective of each of the underlying funds held by the fund at May 31, 2009 was to seek capital appreciation.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” refers to the underlying fund in which the fund of fund invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted

27

Notes to Financial Statements – continued

debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has

28

Notes to Financial Statements – continued

been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and

29

Notes to Financial Statements – continued

written options. The following is a summary of the levels used as of May 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$1,524,756,353	$1,446,000	$—	$1,526,202,353
Other Financial Instruments	$—	$—	$—	$—

In April 2009, FASB Staff Position (FSP) 157-4 was issued and is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Management is evaluating the application of the FSP to the fund, and believes the impact resulting from the adoption of this FSP will be limited to expanded disclosure in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS) may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Derivatives – The fund invests in underlying funds that may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the underlying funds, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

30

Notes to Financial Statements – continued

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended May 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the Financial Statements.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions

31

Notes to Financial Statements – continued

traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

32

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, and short-term capital gain distributions received from underlying funds.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/09	5/31/08
Ordinary income (including any short-term capital gains)	$112,105	$112,680,085
Long-term capital gain	53,637,965	160,338,426
Total distributions	$53,750,070	$273,018,511

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/09
Cost of investments	$2,224,485,525
Gross appreciation	—
Gross depreciation	(698,283,172)
Net unrealized appreciation (depreciation)	$(698,283,172)
Undistributed ordinary income	23,536,202
Capital loss carryforwards	(77,102,808)
Post-October capital loss deferral	(55,408,124)
Other temporary differences	(542,518)

33

Notes to Financial Statements – continued

As of May 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

5/31/17	$(77,102,808)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/09	Year ended 5/31/08	Year ended 5/31/09	Year ended 5/31/08
Class A	$10,682	$68,627,695	$33,134,519	$92,845,364
Class B	—	9,141,573	4,234,767	14,483,043
Class C	—	28,091,002	13,259,527	43,864,207
Class I	83,551	3,060,495	1,243,244	3,872,690
Class R (b)	—	194,860	—	288,203
Class R1	—	220,760	148,779	330,888
Former Class R2 (b)	—	189,007	—	267,514
Class R2	—	1,037,911	697,027	1,485,220
Class R3	12,591	1,928,803	826,159	2,622,681
Class R4	871	39,937	12,956	51,999
Class 529A	—	75,939	46,123	106,988
Class 529B	—	20,259	13,202	33,333
Class 529C	—	51,844	26,072	86,296
Total	$107,695	$112,680,085	$53,642,375	$160,338,426

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating

34

Notes to Financial Statements – continued

expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2009. For the year ended May 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $142,432 and $1,250 for the year ended May 31, 2009, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.33%	$3,534,294
Class B	0.75%	0.25%	1.00%	1.00%	1,359,829
Class C	0.75%	0.25%	1.00%	1.00%	4,292,343
Class R1	0.75%	0.25%	1.00%	1.00%	43,662
Class R2	0.25%	0.25%	0.50%	0.50%	110,000
Class R3	—	0.25%	0.25%	0.25%	64,636
Class 529A	—	0.25%	0.25%	0.33%	4,543
Class 529B	0.75%	0.25%	1.00%	1.00%	3,891
Class 529C	0.75%	0.25%	1.00%	1.00%	8,163
Total Distribution and Service Fees					$9,421,361

(d)	As of May 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, a 0.10% Class A annual distribution fee was being paid by the fund. In addition, 0.10% of the Class 529A annual

35

Notes to Financial Statements – continued

distribution fee was being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee was not yet implemented. Effective March 1, 2009, the 0.10% Class A and 0.25% Class 529A annual distribution fees were eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2009, were as follows:

Amount
Class A	$4,183
Class B	402,820
Class C	102,189
Class 529B	55
Class 529C	8

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2009, were as follows:

Amount
Class 529A	$1,382
Class 529B	390
Class 529C	818
Total Program Manager Fees	$2,590

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the fund. Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and the underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be

36

Notes to Financial Statements – continued

realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2009, all shareholder servicing expenses of the funds, including out-of-pocket expenses, were paid for by the underlying funds under this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500.

The administrative services fee incurred for the year ended May 31, 2009 was equivalent to an annual effective rate of 0.0010% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $19,342 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $10,516, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated $150,481,720 and $345,941,064, respectively.

37

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/09		Year ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	38,461,786	$398,766,597	41,359,454	$670,202,346
Class B	1,235,923	13,052,804	2,910,560	47,202,524
Class C	5,549,740	58,262,394	11,603,836	188,021,550
Class I	269,796	2,668,184	1,491,782	25,959,109
Class R (b)	—	—	163,019	2,751,398
Class R1	190,043	1,965,687	232,202	3,773,844
Former Class R2 (b)	—	—	227,870	3,772,405
Class R2	708,357	6,922,691	1,523,264	24,458,418
Class R3	868,139	8,453,392	1,087,314	17,755,914
Class R4	55,596	548,311	163,474	2,708,546
Class 529A	32,001	329,793	46,201	754,455
Class 529B	5,895	58,710	10,115	164,056
Class 529C	12,868	130,289	30,063	474,652
	47,390,144	$491,158,852	60,849,154	$987,999,217
Shares issued to shareholders in reinvestment of distributions
Class A	3,266,377	$28,874,523	8,460,874	$134,443,232
Class B	394,074	3,436,277	1,173,245	18,525,428
Class C	973,168	8,476,267	2,770,482	43,662,787
Class I	97,773	868,222	398,358	6,353,808
Class R (b)	—	—	20,700	329,548
Class R1	16,916	146,157	35,272	551,648
Former Class R2 (b)	—	—	28,985	456,521
Class R2	74,727	653,859	155,003	2,442,847
Class R3	95,204	838,750	287,341	4,551,484
Class R4	1,561	13,827	5,779	91,936
Class 529A	5,241	46,123	11,548	182,927
Class 529B	1,505	13,202	3,373	53,592
Class 529C	2,990	26,072	8,737	138,140
	4,929,536	$43,393,279	13,359,697	$211,783,898

38

Notes to Financial Statements – continued

	Year ended 5/31/09		Year ended 5/31/08
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(51,139,515)	$(503,973,175)	(23,324,391)	$(373,778,949)
Class B	(5,395,402)	(53,313,334)	(3,115,137)	(49,303,874)
Class C	(17,834,571)	(174,304,315)	(6,922,122)	(108,591,137)
Class I	(895,291)	(9,170,685)	(1,570,970)	(27,367,155)
Class R (b)	—	—	(625,418)	(10,210,736)
Class R1	(173,571)	(1,681,855)	(69,056)	(1,076,154)
Former Class R2 (b)	—	—	(414,400)	(6,501,677)
Class R2	(789,321)	(8,386,017)	(672,253)	(11,295,537)
Class R3	(1,025,930)	(10,165,948)	(819,038)	(12,621,642)
Class R4	(124,379)	(1,249,588)	(117,443)	(1,930,362)
Class 529A	(27,100)	(268,621)	(15,205)	(237,261)
Class 529B	(12,459)	(105,136)	(3,764)	(59,579)
Class 529C	(19,644)	(180,815)	(38,437)	(566,856)
	(77,437,183)	$(762,799,489)	(37,707,634)	$(603,540,919)
Net change
Class A	(9,411,352)	$(76,332,055)	26,495,937	$430,866,629
Class B	(3,765,405)	(36,824,253)	968,668	16,424,078
Class C	(11,311,663)	(107,565,654)	7,452,196	123,093,200
Class I	(527,722)	(5,634,279)	319,170	4,945,762
Class R (b)	—	—	(441,699)	(7,129,790)
Class R1	33,388	429,989	198,418	3,249,338
Former Class R2 (b)	—	—	(157,545)	(2,272,751)
Class R2	(6,237)	(809,467)	1,006,014	15,605,728
Class R3	(62,587)	(873,806)	555,617	9,685,756
Class R4	(67,222)	(687,450)	51,810	870,120
Class 529A	10,142	107,295	42,544	700,121
Class 529B	(5,059)	(33,224)	9,724	158,069
Class 529C	(3,786)	(24,454)	363	45,936
	(25,117,503)	$(228,247,358)	36,501,217	$596,242,196

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

Class W shares were not available for sale during the period. Please see the fund’s Class W prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus 1.25%. A commitment fee, based on the average

39

Notes to Financial Statements – continued

daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, currently at a rate equal to the Federal Reserve funds rate plus an agreed spread. For the year ended May 31, 2009, the fund’s commitment fee and interest expense were $15,591 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Fund	3,082,507	1,135,868	(808,691)	3,409,684
MFS International Growth Fund	23,949,115	1,381,925	(5,232,065)	20,098,975
MFS International New Discovery Fund	11,185,481	1,249,323	(2,168,076)	10,266,728
MFS International Value Fund	22,401,040	2,254,818	(5,827,739)	18,828,119
MFS Research International Fund	49,101,592	2,949,160	(7,697,831)	44,352,921

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Emerging Markets Equity Fund	$(20,933,212)	$9,257,815	$1,135,675	$77,399,824
MFS International Growth Fund	(66,107,231)	9,495,410	5,324,623	381,076,557
MFS International New Discovery Fund	(38,080,448)	10,152,267	3,444,529	152,871,577
MFS International Value Fund	(66,463,598)	26,660,048	10,389,368	378,068,636
MFS Research International Fund	(74,368,126)	9,608,418	11,249,958	535,339,759
	$(265,952,615)	$65,173,958	$31,544,153	$1,524,756,353

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of

MFS International Diversification Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Diversification Fund (one of the portfolios comprising MFS Series Trust X) (the “Fund”) as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 30, 2004 (commencement of operations) through May 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Diversification Fund as of May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 30, 2004 (commencement of operations) through May 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2009

41

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

46

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Thomas Melendez

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s two most recent reviews and renewals of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2008 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $59,002,000 as capital gain dividends paid during the fiscal year.

48

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and	c/o Boston Financial Data Services
literature	30 Dan Road
Canton, MA 02021-2809
Shareholders
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® International Growth Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

5/31/09

FGF-ANN

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

July 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
TOTAL S.A.	3.5%
Nestle S.A.	3.3%
LVMH Moet Hennessy Louis Vuitton S.A.	2.7%
BHP Billiton PLC	2.6%
Reckitt Benckiser Group PLC	2.6%
INPEX Corp.	2.6%
WPP Group PLC	2.3%
Roche Holding AG	2.2%
Housing Development Finance Corp. Ltd.	2.1%
Nokia Oyj	2.0%

Equity sectors
Financial Services	14.5%
Consumer Staples	14.0%
Health Care	12.1%
Energy	11.0%
Technology	10.5%
Retailing	10.0%
Basic Materials	8.2%
Utilities & Communications	6.0%
Special Products & Services	5.3%
Leisure	3.4%
Industrial Goods & Services	2.7%

Country weightings
United Kingdom	15.2%
Switzerland	13.3%
Japan	11.7%
France	11.6%
Germany	7.4%
India	3.7%
China	2.7%
Spain	2.7%
Mexico	2.6%
Other Countries	29.1%

Percentages are based on net assets as of 5/31/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2009, Class A shares of the MFS International Growth Fund provided a total return of
–32.59%, at net asset value. This compares with a return of –37.54% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though credit conditions and equity indices improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

The global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, the more powerful engine of global growth – emerging markets – also contracted almost across the board. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused equity and credit markets to rally.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while introducing a multitude of new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. Rapidly slowing global growth resulted in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks also cut interest rates dramatically. By the end of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global wealth.

3

Management Review – continued

Contributors to Performance

During the reporting period, a combination of stock selection and an overweighted position in the health care sector contributed to the fund’s performance relative to the MSCI All Country World (ex-US) Growth Index. Within this sector, the fund’s holdings of pharmaceutical and diagnostic company Roche Holding (Switzerland) had a positive effect on relative results. Shares of Roche aided relative performance as the company’s announcement of its acquisition of Genentech boosted the stock’s price. The acquisition gave Roche full control of Genentech’s Avastin drug, which is the top-selling cancer drug. Avastin is approved to treat colon, lung, and breast cancer and is being tested in over 400 clinical trials to expand its use. Additionally, the company won U.S. clearance to market a new HIV test that screens blood and tissue for two types of the virus that causes AIDS, plus U.S. approval to market its osteoporosis treatment, Boniva.

Favorable security selection and, to a lesser extent, an overweighted position in the consumer staples sector also benefited relative returns. Among the fund’s top relative contributors were personal hygiene products maker Hengan International Group (China) and Brazilian brewer Companhia de Bebidas das Americas. The stock price of Hengan International rose as investors responded favorably to management reporting double-digit sales growth across its three main product segments (tissues, sanitary napkins, diapers).

Stock selection in the technology sector was another positive factor for relative performance. Contract semiconductor manufacturer Taiwan Semiconductor and electronic products manufacturer Hirose Electric (Japan) were among the fund’s top relative contributors within this sector. Taiwan Semiconductor contributed to results during the latter part of the reporting period as shares rose following the company’s higher sales and profitability forecasts for the upcoming quarter due to increased demand in China. Additionally, the company resumed production at previously idled plants in response to the uptick in chip orders.

Elsewhere, luxury goods company LVMH Moët Hennessy Louis Vuitton (France) and shipyard operator Keppel Corp. (Singapore) aided investment results. The fund’s overweighted position in French integrated oil company TOTAL S.A. further bolstered relative performance as the stock outperformed the benchmark over the reporting period. Additionally, avoiding mining operator Rio Tinto for the majority of the period, during which shares fell significantly, also benefited relative returns.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

4

Management Review – continued

Detractors from Performance

Stock selection in the basic materials sector was the principal detractor from the fund’s relative performance. U.K.-based mining and natural resources company Anglo American (g) was a top relative detractor within this sector. The stock price of Anglo American declined as demand for its metals, such as copper and iron-ore, dropped sharply due to the global economic slowdown. Additionally, management announced that it was delaying several new projects and suspended dividend payments in February 2009.

The fund’s underweighted position in the auto and housing sector also dampened relative returns. Not owning strong-performing German automaker Volkswagen held back relative results over the reporting period.

Overweighting the financial services sector was another key factor that detracted from relative performance. Within this sector, banking firms Erste Group Bank (aa)(g) (Austria), Raiffeisen International Bank Holding (g) (Austria), Standard Chartered (U.K.), and Unicredito Italiano (aa)(g) (Italy) were among the fund’s largest detractors. The share price of Erste Group declined during the reporting period as its profit fell with the deterioration of Eastern European markets and the bank’s long-term foreign currency deposit grade was cut one step by Moody’s. The company also announced that its full-year profit would be off significantly.

Other securities that hindered relative returns included IT services provider NTT Data (g) (Japan), telecommunications company Orascom Telecom Holding (aa)(g) (Egypt), convenience stores operator Lawson (Japan), and business and industrial imaging products maker Konica Minolta Holdings (g) (Japan).

Respectfully,

Barry Dargan

Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/24/95	(32.59)%	4.98%	4.52%
B	10/24/95	(33.03)%	4.30%	3.92%
C	7/01/96	(33.05)%	4.30%	3.92%
I	1/02/97	(32.37)%	5.34%	5.38%
W	5/01/06	(32.39)%	5.14%	4.61%
R1	10/01/08	(33.04)%(y)	4.30%	3.92%
R2	10/01/08	(32.79)%(y)	4.37%	3.96%
R3	10/01/08	(32.56)%(y)	4.99%	4.53%
R4	10/01/08	(32.36)%(y)	5.35%	5.38%
Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		(37.54)%	4.92%	1.57%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(36.47)%	3.74%	3.91%
B With CDSC (Declining over six years from 4% to 0%) (x)		(35.61)%	3.96%	3.92%
C With CDSC (1% for 12 months) (x)		(33.69)%	4.30%	3.92%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.
(y)	The average annual 1-yr total return is a blended return (See Notes to Performance Summary), while the total return in the Financial Highlights is calculated from inception date through current period end; thus they may differ.

Benchmark Definition

Morgan Stanley Capital International (MSCI) All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for Class W and Class R3 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1 and R2 shares includes the performance of the fund’s Class B shares for

7

Performance Summary – continued

periods prior to their offering. Performance for Class R4 shares includes the performance of the fund’s Class I shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2008 through May 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2008 through May 31, 2009.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/08	Ending Account Value 5/31/09	Expenses Paid During Period (p) 12/01/08-5/31/09
A	Actual	1.58%	$1,000.00	$1,206.02	$8.69
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
B	Actual	2.29%	$1,000.00	$1,202.32	$12.57
	Hypothetical (h)	2.29%	$1,000.00	$1,013.51	$11.50
C	Actual	2.29%	$1,000.00	$1,201.43	$12.57
	Hypothetical (h)	2.29%	$1,000.00	$1,013.51	$11.50
I	Actual	1.28%	$1,000.00	$1,207.34	$7.04
	Hypothetical (h)	1.28%	$1,000.00	$1,018.55	$6.44
W	Actual	1.38%	$1,000.00	$1,207.53	$7.60
	Hypothetical (h)	1.38%	$1,000.00	$1,018.05	$6.94
R1	Actual	2.28%	$1,000.00	$1,202.18	$12.52
	Hypothetical (h)	2.28%	$1,000.00	$1,013.56	$11.45
R2	Actual	1.78%	$1,000.00	$1,204.85	$9.78
	Hypothetical (h)	1.78%	$1,000.00	$1,016.06	$8.95
R3	Actual	1.53%	$1,000.00	$1,206.61	$8.42
	Hypothetical (h)	1.53%	$1,000.00	$1,017.30	$7.70
R4	Actual	1.28%	$1,000.00	$1,207.90	$7.05
	Hypothetical (h)	1.28%	$1,000.00	$1,018.55	$6.44

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratio would have been 1.54% for Class A shares; the actual expenses paid during the period would have been approximately $8.47 for Class A shares; and the hypothetical expenses paid during the period would have been approximately $7.75 for Class A shares. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

10

PORTFOLIO OF INVESTMENTS

5/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.7%
Issuer	Shares/Par	Value ($)

Alcoholic Beverages - 2.5%
Companhia de Bebidas das Americas, ADR	160,620	$10,520,610
Pernod Ricard S.A.	230,645	14,415,192

		$24,935,802
Apparel Manufacturers - 6.1%
Compagnie Financiere Richemont S.A.	504,630	$11,046,719
Li & Fung Ltd.	5,291,200	14,196,776
LVMH Moet Hennessy Louis Vuitton S.A. (l)	330,580	27,483,080
Swatch Group Ltd. (l)	52,352	8,726,337

		$61,452,912
Biotechnology - 0.8%
Actelion Ltd. (a)	163,451	$8,455,803

Broadcasting - 3.4%
Grupo Televisa S.A., ADR	637,890	$11,341,684
WPP Group PLC	3,062,477	22,932,287

		$34,273,971
Brokerage & Asset Managers - 3.9%
Deutsche Boerse AG	154,440	$13,484,209
ICAP PLC	963,320	6,190,757
IG Group Holdings PLC	1,572,595	5,784,026
Julius Baer Holding Ltd.	342,728	14,603,068

		$40,062,060
Business Services - 4.5%
Accenture Ltd., “A”	428,430	$12,822,910
Capita Group PLC	433,349	5,027,133
Infosys Technologies Ltd., ADR	467,300	16,159,234
Intertek Group PLC	664,730	11,302,250

		$45,311,527
Computer Software - 1.0%
SAP AG (l)	235,420	$10,134,917

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - 1.5%
Acer, Inc.	2,337,000	$4,264,261
Canon, Inc.	317,000	10,524,474

		$14,788,735
Conglomerates - 0.8%
Keppel Corp. Ltd.	1,654,000	$8,262,547

Consumer Goods & Services - 6.6%
AmorePacific Corp.	9,741	$4,827,426
Beiersdorf AG	161,420	7,945,322
Hengan International Group Co. Ltd.	2,196,000	10,032,171
Kao Corp.	237,000	5,211,115
Reckitt Benckiser Group PLC	613,800	26,626,196
Shiseido Co. Ltd.	279,000	4,761,272
Uni-Charm Corp.	116,000	8,096,138

		$67,499,640
Electrical Equipment - 2.0%
Keyence Corp.	33,400	$6,954,828
Schneider Electric S.A.	174,501	13,127,820

		$20,082,648
Electronics - 4.6%
ARM Holdings PLC	3,039,330	$5,279,819
Hirose Electric Co. Ltd. (l)	66,800	7,451,102
Hoya Corp.	403,300	8,448,998
Samsung Electronics Co. Ltd.	22,187	9,948,142
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,452,006	15,884,946

		$47,013,007
Energy - Independent - 2.6%
INPEX Corp.	3,262	$26,583,397

Energy - Integrated - 6.9%
BG Group PLC	481,780	$8,829,195
OAO Gazprom, ADR	547,850	12,868,927
Petroleo Brasileiro S.A., ADR	287,170	12,644,095
TOTAL S.A.	609,130	35,258,575

		$69,600,792

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 4.9%
Coca-Cola Hellenic Bottling Co. S.A.	299,664	$6,168,123
Groupe Danone	198,840	9,907,620
Nestle S.A.	927,282	33,696,032

		$49,771,775
Food & Drug Stores - 2.7%
Dairy Farm International Holdings Ltd.	1,958,700	$10,576,980
Lawson, Inc.	160,200	6,675,657
Tesco PLC	1,783,619	10,568,338

		$27,820,975
Insurance - 1.0%
QBE Insurance Group Ltd.	631,500	$9,890,246

Machinery & Tools - 0.7%
Assa Abloy AB, “B” (l)	558,750	$7,378,282

Major Banks - 2.5%
HSBC Holdings PLC	1,863,240	$17,016,273
Standard Chartered PLC	395,193	8,071,367

		$25,087,640
Medical Equipment - 3.6%
Alcon, Inc.	68,500	$7,432,250
Essilor International S.A.	144,090	6,637,914
Sonova Holding AG	107,253	7,904,861
Straumann Holding AG (l)	20,046	3,770,112
Synthes, Inc.	108,530	11,157,682

		$36,902,819
Metals & Mining - 2.6%
BHP Billiton PLC	1,116,380	$26,744,637

Network & Telecom - 3.4%
NICE Systems Ltd., ADR (a)	245,080	$5,627,037
Nokia Oyj	1,354,580	20,747,044
Research in Motion Ltd. (a)(s)	103,690	8,154,182

		$34,528,263
Oil Services - 1.5%
Saipem S.p.A.	596,030	$15,220,969

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - 7.1%
Aeon Credit Service Co. Ltd.	803,200	$10,635,166
Bank of Cyprus Public Co. Ltd.	1,406,436	11,070,362
Bank Rakyat Indonesia	13,762,000	8,402,619
China Construction Bank	11,534,000	7,526,877
Housing Development Finance Corp. Ltd.	456,657	21,125,535
UBS AG (a)	911,132	13,774,969

		$72,535,528
Pharmaceuticals - 7.7%
Bayer AG (l)	168,900	$9,598,707
Hisamitsu Pharmaceutical Co., Inc.	189,300	6,146,292
Merck KGaA	111,190	10,706,430
Novo Nordisk A/S, “B” (l)	239,525	12,481,892
Roche Holding AG	162,700	22,184,978
Santen, Inc.	243,800	7,442,513
Teva Pharmaceutical Industries Ltd., ADR	201,060	9,321,142

		$77,881,954
Specialty Chemicals - 5.6%
Akzo Nobel N.V.	276,710	$12,896,547
L’Air Liquide S.A.	119,261	11,093,819
Linde AG (l)	155,380	12,979,766
Shin-Etsu Chemical Co. Ltd.	184,900	9,701,385
Symrise AG	660,562	9,910,495

		$56,582,012
Specialty Stores - 1.2%
Industria de Diseno Textil S.A.	259,680	$11,719,808

Telecommunications - Wireless - 2.5%
America Movil S.A.B. de C.V., “L”, ADR	399,450	$15,310,919
Philippine Long Distance Telephone Co.	205,670	9,683,151

		$24,994,070
Telephone Services - 2.5%
China Unicom Ltd.	7,950,000	$9,834,184
Telefonica S.A.	712,540	15,391,959

		$25,226,143
Utilities - Electric Power - 1.0%
CEZ AS	229,710	$10,368,369
Total Common Stocks (Identified Cost, $929,130,780)		$991,111,248

14

Portfolio of Investments – continued

Money Market Funds (v) - 2.7%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.23%, at Cost and Net Asset Value	27,142,501	$27,142,501

Collateral for Securities Loaned - 6.0%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	60,772,625	$60,772,625
Total Investments (Identified Cost, $1,017,045,906)		$1,079,026,374

Other Assets, Less Liabilities - (6.4)%		(64,843,156)
Net Assets - 100.0%		$1,014,183,218

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover minimum collateral requirements in brokerage accounts for the purpose of selling securities short. At May 31, 2009, the value of security pledged amounted to $216,260. At May 31, 2009, the fund had no short sales outstanding.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $989,903,405)	$1,051,883,873
Underlying funds, at cost and value	27,142,501
Total investments, at value, including $58,778,623 of securities on loan (identified cost, $1,017,045,906)	$1,079,026,374
Foreign currency, at value (identified cost, $1,666,971)	1,689,977
Receivables for
Investments sold	13,307,081
Fund shares sold	1,331,468
Interest and dividends	3,923,936
Other assets	6,305
Total assets	$1,099,285,141
Liabilities
Payables for
Investments purchased	$22,400,000
Fund shares reacquired	1,102,650
Collateral for securities loaned, at value	60,772,625
Payable to affiliates
Management fee	97,990
Shareholder servicing costs	398,692
Distribution and service fees	10,114
Administrative services fee	2,218
Payable for independent trustees’ compensation	6,132
Accrued expenses and other liabilities	311,502
Total liabilities	$85,101,923
Net assets	$1,014,183,218
Net assets consist of
Paid-in capital	$1,210,213,420
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	62,082,692
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(270,277,880)
Undistributed net investment income	12,164,986
Net assets	$1,014,183,218
Shares of beneficial interest outstanding	55,017,505

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$214,115,285	12,373,429	$17.30
Class B	16,363,476	1,000,235	16.36
Class C	22,107,259	1,369,498	16.14
Class I	739,373,964	38,988,290	18.96
Class W	13,781,823	796,849	17.30
Class R1	90,731	5,597	16.21
Class R2	92,042	5,658	16.27
Class R3	3,240,430	187,719	17.26
Class R4	5,018,208	290,230	17.29

Shares outstanding are rounded for presentation purposes.

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $18.36.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/09

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$25,750,920
Interest	1,000,059
Dividends from underlying funds	17,717
Foreign taxes withheld	(2,548,609)
Total investment income		$24,220,087
Expenses
Management fee	$7,830,408
Distribution and service fees	1,187,170
Shareholder servicing costs	1,532,440
Administrative services fee	160,790
Independent trustees’ compensation	30,988
Custodian fee	674,339
Shareholder communications	36,136
Auditing fees	66,616
Legal fees	27,969
Miscellaneous	188,981
Total expenses		$11,735,837
Fees paid indirectly	(2,081)
Reduction of expenses by investment adviser	(5,326)
Net expenses		$11,728,430
Net investment income		$12,491,657
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(264,498,670)
Foreign currency transactions	(127,130)
Net realized gain (loss) on investments and foreign currency transactions		$(264,625,800)
Change in unrealized appreciation (depreciation)
Investments (net of $289,674 decrease in deferred country tax)	$(115,982,879)
Translation of assets and liabilities in foreign currencies	139,391
Net unrealized gain (loss) on investments and foreign currency translation		$(115,843,488)
Net realized and unrealized gain (loss) on investments and foreign currency		$(380,469,288)
Change in net assets from operations		$(367,977,631)

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2009	2008
Change in net assets
From operations
Net investment income	$12,491,657	$14,581,427
Net realized gain (loss) on investments and foreign currency transactions	(264,625,800)	44,171,842
Net unrealized gain (loss) on investments and foreign currency translation	(115,843,488)	(4,871,324)
Change in net assets from operations	$(367,977,631)	$53,881,945
Distributions declared to shareholders
From net investment income	$(9,639,658)	$(10,831,836)
From net realized gain on investments	(18,634,080)	(91,378,997)
Total distributions declared to shareholders	$(28,273,738)	$(102,210,833)
Change in net assets from fund share transactions	$105,400,203	$254,887,240
Total change in net assets	$(290,851,166)	$206,558,352
Net assets
At beginning of period	1,305,034,384	1,098,476,032
At end of period (including undistributed net investment income of $12,164,986 and $9,460,320, respectively)	$1,014,183,218	$1,305,034,384

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2009	2008	2007	2006		2005
Net asset value, beginning of period	$26.73	$27.97	$23.85	$18.90		$17.07
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.29	$0.20	$0.27		$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(8.97)	0.94	6.07	5.10		1.75
Total from investment operations	$(8.78)	$1.23	$6.27	$5.37		$1.83
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.23)	$(0.00	)(w)	$—
From net realized gain on investments	(0.44)	(2.25)	(1.92)	(0.42)		—
Total distributions declared to shareholders	$(0.65)	$(2.47)	$(2.15)	$(0.42)		$—
Net asset value, end of period	$17.30	$26.73	$27.97	$23.85		$18.90
Total return (%) (r)(s)(t)	(32.59)	4.25	27.35	28.68		10.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.46	1.50	1.63		1.72
Expenses after expense reductions (f)	1.54	1.46	1.50	1.60		1.65
Net investment income	1.08	1.07	0.80	1.24		0.43
Portfolio turnover	81	55	67	90		75
Net assets at end of period (000 Omitted)	$214,115	$361,362	$295,921	$206,522		$110,876

See Notes to Financial Statements

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Financial Highlights – continued

Class B	Years ended 5/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$25.35	$26.61	$22.77	$18.17	$16.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.08	$0.01	$0.09	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.48)	0.92	5.80	4.93	1.72
Total from investment operations	$(8.44)	$1.00	$5.81	$5.02	$1.65
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.01)	$(0.05)	$—	$—
From net realized gain on investments	(0.44)	(2.25)	(1.92)	(0.42)	—
Total distributions declared to shareholders	$(0.55)	$(2.26)	$(1.97)	$(0.42)	$—
Net asset value, end of period	$16.36	$25.35	$26.61	$22.77	$18.17
Total return (%) (r)(s)(t)	(33.03)	3.58	26.52	27.87	9.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.11	2.15	2.28	2.37
Expenses after expense reductions (f)	2.20	2.11	2.15	2.25	2.30
Net investment income (loss)	0.21	0.30	0.06	0.43	(0.37)
Portfolio turnover	81	55	67	90	75
Net assets at end of period (000 Omitted)	$16,363	$37,507	$50,259	$52,531	$46,211

Class C	Years ended 5/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$25.05	$26.37	$22.60	$18.04	$16.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.09	$0.03	$0.12	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.39)	0.90	5.74	4.86	1.69
Total from investment operations	$(8.34)	$0.99	$5.77	$4.98	$1.64
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.06)	$(0.08)	$—	$—
From net realized gain on investments	(0.44)	(2.25)	(1.92)	(0.42)	—
Total distributions declared to shareholders	$(0.57)	$(2.31)	$(2.00)	$(0.42)	$—
Net asset value, end of period	$16.14	$25.05	$26.37	$22.60	$18.04
Total return (%) (r)(s)(t)	(33.05)	3.57	26.54	27.85	10.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.11	2.15	2.28	2.37
Expenses after expense reductions (f)	2.21	2.11	2.15	2.25	2.30
Net investment income (loss)	0.31	0.36	0.12	0.57	(0.27)
Portfolio turnover	81	55	67	90	75
Net assets at end of period (000 Omitted)	$22,107	$41,990	$40,611	$32,965	$19,356

See Notes to Financial Statements

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Financial Highlights – continued

Class I	Years ended 5/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$29.17	$30.30	$25.67	$20.27	$18.24
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.41	$0.34	$0.46	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(9.84)	1.02	6.52	5.40	1.76
Total from investment operations	$(9.52)	$1.43	$6.86	$5.86	$2.03
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.31)	$(0.31)	$(0.04)	$—
From net realized gain on investments	(0.44)	(2.25)	(1.92)	(0.42)	—
Total distributions declared to shareholders	$(0.69)	$(2.56)	$(2.23)	$(0.46)	$—
Net asset value, end of period	$18.96	$29.17	$30.30	$25.67	$20.27
Total return (%) (r)(s)	(32.37)	4.61	27.76	29.16	11.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.11	1.14	1.28	1.39
Expenses after expense reductions (f)	1.21	1.11	1.14	1.25	1.32
Net investment income	1.64	1.38	1.25	1.93	1.42
Portfolio turnover	81	55	67	90	75
Net assets at end of period (000 Omitted)	$739,374	$859,767	$710,686	$356,948	$92,403

Class W	Years ended 5/31
	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$26.72	$27.98	$23.86	$25.12
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.36	$0.52	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(9.06)	0.93	5.81	(1.37	)(g)
Total from investment operations	$(8.73)	$1.29	$6.33	$(1.26)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.29)	$—
From net realized gain on investments	(0.44)	(2.25)	(1.92)	—
Total distributions declared to shareholders	$(0.69)	$(2.55)	$(2.21)	$—
Net asset value, end of period	$17.30	$26.72	$27.98	$23.86
Total return (%) (r)(s)	(32.39)	4.47	27.66	(5.02	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.22	1.23	1.38	(a)
Expenses after expense reductions (f)	1.35	1.22	1.23	1.35	(a)
Net investment income	2.04	1.39	2.15	5.01	(a)
Portfolio turnover	81	55	67	90
Net assets at end of period (000 Omitted)	$13,782	$4,409	$999	$95

See Notes to Financial Statements

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Financial Highlights – continued

Class R1	Year ended 5/31/09 (i)
Net asset value, beginning of period	$18.71
Income (loss) from investment operations
Net investment income (d)	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(1.91	)(g)
Total from investment operations	$(1.81)
Less distributions declared to shareholders
From net investment income	$(0.25)
From net realized gain on investments	(0.44)
Total distributions declared to shareholders	$(0.69)
Net asset value, end of period	$16.21
Total return (%) (r)(s)	(9.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.29	(a)
Expenses after expense reductions (f)	2.29	(a)
Net investment income	1.03	(a)
Portfolio turnover	81
Net assets at end of period (000 Omitted)	$91

Class R2	Year ended 5/31/09 (i)
Net asset value, beginning of period	$18.71
Income (loss) from investment operations
Net investment income (d)	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(1.89	)(g)
Total from investment operations	$(1.75)
Less distributions declared to shareholders
From net investment income	$(0.25)
From net realized gain on investments	(0.44)
Total distributions declared to shareholders	$(0.69)
Net asset value, end of period	$16.27
Total return (%) (r)(s)	(8.94	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	(a)
Expenses after expense reductions (f)	1.79	(a)
Net investment income	1.53	(a)
Portfolio turnover	81
Net assets at end of period (000 Omitted)	$92

See Notes to Financial Statements

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Financial Highlights – continued

Class R3	Year ended 5/31/09 (i)
Net asset value, beginning of period	$19.77
Income (loss) from investment operations
Net investment income (d)	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(2.06	)(g)
Total from investment operations	$(1.82)
Less distributions declared to shareholders
From net investment income	$(0.25)
From net realized gain on investments	(0.44)
Total distributions declared to shareholders	$(0.69)
Net asset value, end of period	$17.26
Total return (%) (r)(s)	(8.82	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	(a)
Expenses after expense reductions (f)	1.53	(a)
Net investment income	2.46	(a)
Portfolio turnover	81
Net assets at end of period (000 Omitted)	$3,240

Class R4	Year ended 5/31/09 (i)
Net asset value, beginning of period	$19.77
Income (loss) from investment operations
Net investment income (d)	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(2.05	)(g)
Total from investment operations	$(1.79)
Less distributions declared to shareholders
From net investment income	$(0.25)
From net realized gain on investments	(0.44)
Total distributions declared to shareholders	$(0.69)
Net asset value, end of period	$17.29
Total return (%) (r)(s)	(8.66	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	(a)
Expenses after expense reductions (f)	1.29	(a)
Net investment income	2.64	(a)
Portfolio turnover	81
Net assets at end of period (000 Omitted)	$5,018

See Notes to Financial Statements

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Financial Highlights – continued

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, May 1, 2006 (Class W), and October 1, 2008 (Classes R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and

25

Notes to Financial Statements – continued

other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

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Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of May 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$357,591,133	$721,435,241	$—	$1,079,026,374
Other Financial Instruments	$—	$—	$—	$—

In April 2009, FASB Staff Position (FSP) 157-4 was issued and is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Management is evaluating the application of the FSP to the fund, and believes the impact resulting from the adoption of this FSP will be limited to expanded disclosure in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS) may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

27

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential

28

Notes to Financial Statements – continued

effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended May 31, 2009, the fund did not invest in any derivative instruments.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be

29

Notes to Financial Statements – continued

reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At May 31, 2009, the fund had no short sales outstanding.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

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Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, and foreign taxes.

31

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/09	5/31/08
Ordinary income (including any short-term capital gains)	$9,640,472	$42,426,302
Long-term capital gain	18,633,266	59,784,531
Total distributions	$28,273,738	$102,210,833

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/09
Cost of investments	$1,090,990,483
Gross appreciation	27,826,136
Gross depreciation	(39,790,245)
Net unrealized appreciation (depreciation)	$(11,964,109)
Undistributed ordinary income	12,355,327
Capital loss carryforwards	(90,369,582)
Post-October capital loss deferral	(105,729,654)
Other temporary differences	(322,184)

As of May 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

5/31/17	$(90,369,582)

32

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/09 (i)	Year ended 5/31/08	Year ended 5/31/09 (i)	Year ended 5/31/08
Class A	$2,238,184	$2,467,691	$4,847,999	$25,120,950
Class B	136,543	9,419	527,290	3,541,695
Class C	180,162	87,498	621,477	3,527,276
Class I	6,845,753	8,237,160	12,208,045	58,963,868
Class W	134,443	30,068	242,786	225,208
Class R1	1,331	—	2,373	—
Class R2	1,331	—	2,373	—
Class R3	43,071	—	76,808	—
Class R4	58,840	—	104,929	—
Total	$9,639,658	$10,831,836	$18,634,080	$91,378,997

(i)	For the period from the class’ inception, October 1, 2008 (Classes R1, R2, R3, and R4), through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended May 31, 2009 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Prior to October 1, 2008, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses

33

Notes to Financial Statements – continued

did not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class I	Class W
1.80%	2.45%	2.45%	1.45%	1.55%

In addition, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses did not exceed 0.40% annually of the fund’s average daily net assets. These written agreements terminated on September 30, 2008.

For the period October 1, 2008 through February 28, 2009, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.90%	2.55%	2.55%	1.55%	1.65%	2.55%	2.05%	1.80%	1.55%

This written agreement terminated on February 28, 2009.

Effective March 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.80%	2.55%	2.55%	1.55%	1.65%	2.55%	2.05%	1.80%	1.55%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2009. For the year ended May 31, 2009, the fund’s actual operating expenses did not exceed these limits and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $18,909 for the year ended May 31, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the

34

Notes to Financial Statements – continued

distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.33%	$713,954
Class B	0.75%	0.25%	1.00%	1.00%	211,302
Class C	0.75%	0.25%	1.00%	1.00%	250,700
Class W	0.10%	—	0.10%	0.10%	7,291
Class R1 (i)	0.75%	0.25%	1.00%	1.00%	514
Class R2 (i)	0.25%	0.25%	0.50%	0.50%	258
Class R3 (i)	—	0.25%	0.25%	0.25%	3,151
Total Distribution and Service Fees					$1,187,170

(d)	As of May 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, a 0.10% Class A annual distribution fee was paid by the fund. Effective March 1, 2009, the 0.10% Class A annual distribution fee was eliminated.
(i)	For the period from the class’ inception, October 1, 2008 (Classes R1, R2, and R3), through the year ended May 31, 2009.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2009, were as follows:

Amount
Class A	$4
Class B	37,117
Class C	5,539

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2009, the fee was

35

Notes to Financial Statements – continued

$195,166, which equated to 0.0224% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $574,381.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2009, these costs for the fund amounted to $762,893 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended May 31, 2009 was equivalent to an annual effective rate of 0.0185% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

For certain independent Trustees who retired on or before December 31, 2001, the fund has an unfunded, defined benefit plan which resulted in a pension expense of $555. This amount is included in independent trustees’ compensation for the year ended May 31, 2009. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $6,086 at May 31, 2009, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for

36

Notes to Financial Statements – continued

the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,597 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $5,326, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $809,223,930 and $718,801,800, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/09 (i)		Year ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,662,785	$93,415,851	6,697,538	$177,809,389
Class B	143,607	2,335,221	241,122	6,276,052
Class C	293,234	4,538,492	409,781	10,505,330
Class I	16,160,755	246,982,852	5,372,866	160,784,850
Class W	831,153	13,004,600	194,030	5,231,444
Class R1	5,345	100,000	—	—
Class R2	5,407	100,989	—	—
Class R3	219,411	3,202,337	—	—
Class R4	309,707	4,579,544	—	—
	23,631,404	$368,259,886	12,915,337	$360,607,065

37

Notes to Financial Statements – continued

	Year ended 5/31/09 (i)		Year ended 5/31/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	363,967	$5,692,447	769,414	$20,935,766
Class B	41,273	612,078	125,902	3,258,340
Class C	34,364	502,746	83,700	2,141,044
Class I	1,046,518	17,905,918	2,148,729	63,709,820
Class W	22,736	354,909	9,396	255,276
Class R1	252	3,704	—	—
Class R2	251	3,704	—	—
Class R3	7,685	119,879	—	—
Class R4	10,498	163,769	—	—
	1,527,544	$25,359,154	3,137,141	$90,300,246
Shares reacquired
Class A	(7,173,672)	$(129,987,953)	(4,524,846)	$(121,698,831)
Class B	(664,415)	(10,919,551)	(775,674)	(20,100,864)
Class C	(634,691)	(10,253,646)	(356,888)	(8,951,448)
Class I	(7,695,943)	(132,793,085)	(1,496,877)	(43,480,045)
Class W	(222,034)	(3,291,720)	(74,155)	(1,788,883)
Class R1	—	—	—	—
Class R2	—	—	—	—
Class R3	(39,377)	(550,529)	—	—
Class R4	(29,975)	(422,353)	—	—
	(16,460,107)	$(288,218,837)	(7,228,440)	$(196,020,071)
Net change
Class A	(1,146,920)	$(30,879,655)	2,942,106	$77,046,324
Class B	(479,535)	(7,972,252)	(408,650)	(10,566,472)
Class C	(307,093)	(5,212,408)	136,593	3,694,926
Class I	9,511,330	132,095,685	6,024,718	181,014,625
Class W	631,855	10,067,789	129,271	3,697,837
Class R1	5,597	103,704	—	—
Class R2	5,658	104,693	—	—
Class R3	187,719	2,771,687	—	—
Class R4	290,230	4,320,960	—	—
	8,698,841	$105,400,203	8,824,038	$254,887,240

(i)	For the period from the class’ inception, October 1, 2008 (Classes R1, R2, R3, and R4), through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS

38

Notes to Financial Statements – continued

Conservative Allocation Fund were the owners of record of approximately 38%, 9%, 7%, 5%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus 1.25%. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, currently at a rate equal to the Federal Reserve funds rate plus an agreed spread. For the year ended May 31, 2009, the fund’s commitment fee and interest expense were $8,411 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	166,549,795	(139,407,294)	27,142,501

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$17,717	$27,142,501

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of

MFS International Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International Growth Fund at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 17, 2009

40

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

45

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Barry Dargan

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s two most recent reviews and renewals of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2008 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $20,497,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $23,957,028. The fund intends to pass through foreign tax credits of $2,297,852 for the fiscal year.

47

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and	c/o Boston Financial Data Services
literature	30 Dan Road
Canton, MA 02021-2809
Shareholders
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® International Value Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

5/31/09

FGI-ANN

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

July 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Vodafone Group PLC	3.1%
Nestle S.A.	3.1%
TOTAL S.A.	3.0%
Kao Corp.	2.8%
Heineken N.V.	2.8%
Roche Holding AG	2.7%
Sanofi-Synthelabo	2.5%
KDDI Corp.	2.5%
GlaxoSmithKline PLC	2.4%
Royal Dutch Shell PLC, “A”	2.2%

Equity sectors
Financial Services	18.7%
Consumer Staples	15.2%
Utilities & Communications	12.5%
Health Care	11.8%
Technology	7.0%
Industrial Goods & Services	6.3%
Leisure	6.0%
Energy	5.8%
Basic Materials	3.6%
Transportation	3.5%
Autos & Housing	2.6%
Special Products & Services	2.6%
Retailing	2.0%

Country weightings
Japan	23.9%
United Kingdom	18.9%
Switzerland	10.6%
France	10.2%
Netherlands	9.2%
Germany	6.5%
Finland	2.1%
South Korea	1.9%
Spain	1.9%
Other Countries	14.8%

Percentages are based on net assets as of 5/31/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2009, Class A shares of the MFS International Value Fund provided a total return of –28.97%, at net asset value. This compares with a return of –34.61% for the fund’s benchmark, the MSCI EAFE Value Index. The fund’s other benchmark, the MSCI EAFE Index, generated a return of –36.25% over the same period.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though credit conditions and equity indices improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

The global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, the more powerful engine of global growth – emerging markets – also contracted almost across the board. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused equity and credit markets to rally.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while introducing a multitude of new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. Rapidly slowing global growth resulted in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks also cut interest rates dramatically. By the end of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global wealth.

3

Management Review – continued

Contributors to Performance

During the reporting period, a combination of stock selection and an underweighted position in the financial services sector contributed to the fund’s performance relative to the MSCI EAFE Value Index. The fund’s positioning in financial services group DnB NOR (Norway) was among the fund’s top relative contributors. The fund increased its shares in DnB in mid-December 2008 and, thus, benefited from the stock’s positive performance in the second half of the reporting period. Shares of DnB NOR rose after the company reported better-than-expected earnings. A capital infusion from the Norwegian government, with attractive terms, and an improvement in oil prices also helped the stock’s price. Avoiding poor-performing banking and insurance services firm Fortis N.V. (The Netherlands) also helped relative returns.

An overweighted position in the health care sector boosted relative results. Top relative contributors within this sector included pharmaceutical firms Novartis (aa)(g) (Switzerland), Astellas Pharma (Japan) (g), Roche Holding (aa) (Switzerland), and GlaxoSmithKline (aa) (U.K.). Shares of Roche aided relative performance as the company’s announcement of its acquisition of Genentech boosted the stock’s price. The acquisition gave Roche full control of Genentech’s Avastin drug, which is the top-selling cancer drug. Avastin is approved to treat colon, lung, and breast cancer and is being tested in over 400 clinical trials to expand its use. Additionally, the company won U.S. clearance to market a new HIV test that screens blood and tissue for two types of the virus that causes AIDS, plus U.S. approval to market its osteoporosis treatment, Boniva.

Stocks in other sectors that aided relative performance included contract semiconductor manufacturer Taiwan Semiconductor (aa), parcel delivery services company Yamato Holdings (Japan), and lock maker ASSA ABLOY(Sweden). Taiwan Semiconductor contributed to results during the latter part of the reporting period as shares rose following the company’s higher sales and profitability forecasts for the upcoming quarter due to increased demand in China. Additionally, the company resumed production at previously idled plants in response to the uptick in chip orders.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

During the reporting period, currency exposure was another contributor to relative results. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

4

Management Review – continued

Detractors from Performance

A combination of stock selection and an underweighted position in the energy sector held back relative performance. Not holding integrated oil company BP PLC (U.K.), which outperformed the benchmark over the reporting period, hindered relative results.

An underweighted position in the utilities and communications sector also detracted from relative returns. Not holding strong-performing electric utilities supplier Tokyo Electric Power Company (Japan) had a negative impact on relative performance.

Several individual holdings of financial stocks hurt relative returns. These included financial services firms, ING Groep (The Netherlands) and Sumitomo Mitsui Financial (Japan), and banking operator Anglo Irish Bank (Ireland). Shares of ING Groep suffered during the latter part of the reporting period due to a disappointing earnings announcement, concerns about potential loan losses, and declining asset values in its investment portfolio. Not holding financial services firm Credit Suisse (Switzerland), which outperformed the benchmark over the reporting period, also had a negative impact.

Elsewhere, the fund’s holdings of postal system operator TNT N.V. (aa) (The Netherlands) and tobacco maker Japan Tobacco (aa) detracted from relative returns. Positioning in French pharmaceutical company Sanofi-Aventis, and not holding British pharmaceutical firm AstraZeneca, also hindered relative performance as both stocks outperformed the benchmark over the reporting period. The fund did not own shares in Sanofi-Aventis until late in the period and, therefore, missed some of the stock’s positive gains during the period late October 2008 to mid-January 2009.

Respectfully,

Benjamin Stone	Barnaby Wiener
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective November 20, 2008, Benjamin Stone became a co-manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/24/95	(28.97)%	5.86%	5.67%
B	10/24/95	(29.42)%	5.19%	5.06%
C	7/01/96	(29.44)%	5.18%	5.05%
I	1/02/97	(28.73)%	6.22%	6.12%
W	5/01/06	(28.78)%	6.03%	5.75%
R1	10/01/08	(29.44)%(y)	5.18%	5.06%
R2	10/01/08	(29.25)%(y)	5.24%	5.08%
R3	10/01/08	(28.93)%(y)	5.88%	5.67%
R4	10/01/08	(28.75)%(y)	6.22%	6.11%

Comparative benchmarks

MSCI EAFE Value Index (f)	(34.61)%	3.78%	3.78%
MSCI EAFE Index (f)	(36.25)%	3.35%	2.03%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(33.05)%	4.62%	5.04%
B With CDSC (Declining over six years from 4% to 0%) (x)	(31.97)%	4.89%	5.06%
C With CDSC (1% for 12 months) (x)	(30.08)%	5.18%	5.05%

Class I, W, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems, Inc.
(x)	Assuming redemption at the end of the applicable period.
(y)	The average annual 1-yr total return is a blended return (see Notes to Performance Summary), while the total return in the Financial Highlights is calculated from inception date through current period end; thus, they may differ.

Benchmark Definitions

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

7

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for Class W and Class R3 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1 and R2 shares includes the performance of the fund’s Class B shares for periods prior to their offering. Performance for Class R4 shares includes the performance of the fund’s Class I shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2008 through May 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2008 through May 31, 2009.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/08	Ending Account Value 5/31/09	Expenses Paid During Period (p) 12/01/08-5/31/09
A	Actual	1.49%	$1,000.00	$1,122.43	$7.88
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
B	Actual	2.21%	$1,000.00	$1,118.87	$11.67
	Hypothetical (h)	2.21%	$1,000.00	$1,013.91	$11.10
C	Actual	2.21%	$1,000.00	$1,118.44	$11.67
	Hypothetical (h)	2.21%	$1,000.00	$1,013.91	$11.10
I	Actual	1.20%	$1,000.00	$1,124.18	$6.36
	Hypothetical (h)	1.20%	$1,000.00	$1,018.95	$6.04
W	Actual	1.30%	$1,000.00	$1,123.70	$6.88
	Hypothetical (h)	1.30%	$1,000.00	$1,018.45	$6.54
R1	Actual	2.21%	$1,000.00	$1,118.65	$11.67
	Hypothetical (h)	2.21%	$1,000.00	$1,013.91	$11.10
R2	Actual	1.70%	$1,000.00	$1,120.96	$8.99
	Hypothetical (h)	1.70%	$1,000.00	$1,016.45	$8.55
R3	Actual	1.45%	$1,000.00	$1,122.46	$7.67
	Hypothetical (h)	1.45%	$1,000.00	$1,017.70	$7.29
R4	Actual	1.20%	$1,000.00	$1,123.56	$6.35
	Hypothetical (h)	1.20%	$1,000.00	$1,018.95	$6.04

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 1.45% for Class A shares. The actual expenses paid during the period would have been approximately $7.67 for Class A shares, and the hypothetical expenses paid during the period would have been approximately $7.29 for Class A shares. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

10

PORTFOLIO OF INVESTMENTS

5/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.6%
Issuer	Shares/Par	Value ($)

Aerospace - 1.0%
Cobham PLC	4,588,300	$13,280,330

Alcoholic Beverages - 2.8%
Heineken N.V. (l)	1,035,140	$36,941,824

Apparel Manufacturers - 1.0%
Compagnie Financiere Richemont S.A.	438,771	$9,605,017
Sanyo Shokai Ltd.	1,249,900	4,351,934

		$13,956,951
Broadcasting - 3.4%
Fuji Television Network, Inc.	6,178	$8,095,197
Nippon Television Network Corp.	70,530	7,543,038
Vivendi S.A.	675,723	17,839,274
WPP Group PLC	1,581,070	11,839,289

		$45,316,798
Brokerage & Asset Managers - 1.7%
Daiwa Securities Group, Inc.	2,875,000	$18,135,309
Van Lanschot N.V.	74,765	4,322,935

		$22,458,244
Business Services - 2.6%
Bunzl PLC	1,190,520	$9,851,377
Nomura Research, Inc.	318,200	5,851,033
USS Co. Ltd.	332,040	18,818,388

		$34,520,798
Chemicals - 0.5%
Givaudan S.A.	9,660	$6,341,317

Computer Software - Systems - 3.2%
Fujitsu Ltd.	2,358,000	$12,276,156
Konica Minolta Holdings, Inc.	1,903,000	20,003,198
Venture Corp. Ltd.	2,095,500	10,353,871

		$42,633,225

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - 2.6%
CRH PLC	379,452	$8,987,186
Fletcher Building Ltd.	1,424,512	5,975,542
Geberit AG	166,657	20,572,817

		$35,535,545
Consumer Goods & Services - 5.0%
Henkel KGaA, IPS (l)	513,991	$15,852,536
Kao Corp.	1,703,000	37,445,267
KOSE Corp.	671,600	14,167,884

		$67,465,687
Containers - 1.2%
Brambles Ltd.	2,078,430	$9,869,156
Smurfit Kappa Group PLC	1,195,640	6,812,599

		$16,681,755
Electrical Equipment - 3.4%
Legrand S.A.	961,670	$20,368,401
OMRON Corp.	695,700	10,690,005
Spectris PLC	1,728,900	13,951,148

		$45,009,554
Electronics - 2.3%
Samsung Electronics Co. Ltd.	38,912	$17,447,249
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,265,777	13,847,600

		$31,294,849
Energy - Independent - 0.6%
INPEX Corp.	1,050	$8,556,887

Energy - Integrated - 5.2%
Royal Dutch Shell PLC, “A”	1,095,300	$29,511,551
TOTAL S.A. (l)	693,364	40,134,334

		$69,645,885
Food & Beverages - 3.6%
Binggrae Co. Ltd.	62,810	$2,246,968
Nestle S.A.	1,126,073	40,919,798
Nong Shim Co. Ltd.	33,504	5,659,189

		$48,825,955

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Forest & Paper Products - 0.7%
M-real Oyj, “B” (a)	1,971,370	$1,760,949
UPM-Kymmene Corp. (l)	749,210	7,024,302

		$8,785,251
General Merchandise - 0.3%
Daiei, Inc. (a)	945,050	$4,599,044

Insurance - 7.2%
AEGON N.V.	1,004,390	$6,314,361
Allianz SE	63,680	6,277,605
Aviva PLC	1,991,880	10,997,346
Catlin Group Ltd.	1,347,587	7,732,273
Euler Hermes (l)	80,227	5,532,607
Hiscox Ltd.	1,461,284	7,726,375
ING Groep N.V.	950,962	10,142,223
Jardine Lloyd Thompson Group PLC	1,822,167	12,605,322
Muenchener Ruckvers AG	93,850	13,168,005
Zurich Financial Services Ltd.	87,318	16,349,710

		$96,845,827
Leisure & Toys - 0.9%
NAMCO BANDAI Holdings, Inc.	551,800	$5,849,782
Sankyo Co. Ltd.	117,100	6,206,497

		$12,056,279
Machinery & Tools - 1.9%
Assa Abloy AB, “B”	1,108,650	$14,639,700
Glory Ltd.	517,400	10,228,075

		$24,867,775
Major Banks - 4.4%
Credit Agricole S.A. (l)	1,364,559	$20,335,389
Royal Bank of Scotland Group PLC (a)	6,998,242	4,386,721
Sumitomo Mitsui Financial Group, Inc.	499,400	19,330,248
UniCredito Italiano S.p.A.	5,675,412	14,923,106

		$58,975,464
Medical Equipment - 1.8%
Smith & Nephew PLC	2,109,177	$15,383,073
Straumann Holding AG (l)	7,568	1,423,337
Synthes, Inc.	66,600	6,846,970

		$23,653,380

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - 0.4%
Nyrstar N.V. (a)	656,049	$5,997,940

Network & Telecom - 1.5%
Nokia Oyj	1,272,480	$19,489,582

Other Banks & Diversified Financials - 5.0%
Anglo Irish Bank Corp. PLC (a)	851,990	$0
Bangkok Bank Public Co. Ltd.	2,015,900	5,374,791
Chiba Bank Ltd.	977,000	5,947,626
Dah Sing Financial Holdings Ltd.	1,248,400	5,189,446
DNB Holding A.S.A. (a)	2,392,900	20,076,323
Hachijuni Bank Ltd.	988,000	5,613,013
Joyo Bank Ltd.	993,000	4,900,068
Sapporo Hokuyo Holdings, Inc.	1,157,600	3,414,687
Siam City Bank Public Co. Ltd.	16,353,500	6,625,289
SNS REAAL Groep N.V.	645,720	3,504,328
Unione di Banche Italiane ScpA	458,545	6,363,454

		$67,009,025
Pharmaceuticals - 10.0%
Daiichi Sankyo Co. Ltd.	547,300	$10,218,794
GlaxoSmithKline PLC	1,929,050	32,488,764
Hisamitsu Pharmaceutical Co., Inc.	94,200	3,058,535
Merck KGaA	193,410	18,623,354
Roche Holding AG	265,490	36,200,922
Sanofi-Aventis	519,900	33,120,575

		$133,710,944
Printing & Publishing - 1.7%
Reed Elsevier PLC	1,765,924	$14,335,571
Wolters Kluwer N.V.	421,180	8,000,475

		$22,336,046
Real Estate - 0.4%
Deutsche Wohnen AG (a)	316,840	$5,043,540

Specialty Chemicals - 0.8%
Clariant AG	679,028	$4,013,426
Symrise AG	443,128	6,648,305

		$10,661,731

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - 0.7%
Esprit Holdings Ltd.	986,100	$6,264,688
Praktiker Bau-und Heimwerkermaerkte Holding AG, “A”	337,156	3,503,283

		$9,767,971
Telecommunications - Wireless - 6.4%
America Movil S.A.B. de C.V., “L”, ADR	205,930	$7,893,297
KDDI Corp.	6,308	32,970,025
SmarTone Telecommunications Holdings Ltd.	4,005,000	2,573,444
Vodafone Group PLC	22,435,989	42,222,183

		$85,658,949
Telephone Services - 4.8%
China Unicom Ltd.	4,920,000	$6,086,061
Royal KPN N.V.	2,132,171	28,050,499
Telefonica S.A.	1,150,820	24,859,480
Virgin Media, Inc.	570,030	4,959,261

		$63,955,301
Tobacco - 3.8%
British American Tobacco PLC	966,000	$26,387,804
Japan Tobacco, Inc.	7,228	20,889,658
Swedish Match AB	257,300	4,135,327

		$51,412,789
Trucking - 3.5%
TNT N.V.	1,303,325	$25,639,069
Yamato Holdings Co. Ltd.	1,746,000	21,748,812

		$47,387,881
Utilities - Electric Power - 1.3%
E.ON AG (l)	501,854	$17,744,215
Total Common Stocks (Identified Cost, $1,349,631,372)		$1,308,424,538

	Strike Price	First Exercise

Warrants - 0.0%
Other Banks & Diversified Financials - 0.0%
Unione di Banche Italiane ScpA (1 share for 1 warrant) (Identified Cost, $0) (a)	EUR12.30	6/01/11	458,545	$80,175

15

Portfolio of Investments – continued

Money Market Funds (v) - 2.9%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.23%, at Cost and Net Asset Value	39,560,595	$39,560,595

Collateral for Securities Loaned - 4.1%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	54,695,978	$54,695,978
Total Investments (Identified Cost, $1,443,887,945)		$1,402,761,286

Other Assets, Less Liabilities - (4.6)%		(62,139,103)
Net Assets - 100.0%		$1,340,622,183

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
IPS	International Preference Stock
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,404,327,350)	$1,363,200,691
Underlying funds, at cost and value	39,560,595
Total investments, at value, including $53,634,471 of securities on loan (identified cost, $1,443,887,945)	$1,402,761,286
Foreign currency, at value (identified cost, $58,384)	60,068
Receivables for
Investments sold	13,912,479
Fund shares sold	3,825,066
Interest and dividends	7,782,568
Other assets	7,009
Total assets	$1,428,348,476
Liabilities
Payables for
Investments purchased	$30,373,760
Fund shares reacquired	1,836,979
Collateral for securities loaned, at value	54,695,978
Payable to affiliates
Management fee	126,324
Shareholder servicing costs	377,240
Distribution and service fees	23,154
Administrative services fee	2,911
Payable for independent trustees’ compensation	2,707
Accrued expenses and other liabilities	287,240
Total liabilities	$87,726,293
Net assets	$1,340,622,183
Net assets consist of
Paid-in capital	$1,545,157,182
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(40,787,267)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(183,823,285)
Undistributed net investment income	20,075,553
Net assets	$1,340,622,183
Shares of beneficial interest outstanding	68,294,896

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$542,452,864	28,033,168	$19.35
Class B	22,952,175	1,238,287	18.54
Class C	49,092,712	2,725,356	18.01
Class I	668,801,613	33,315,475	20.07
Class W	20,807,145	1,074,154	19.37
Class R1	91,127	4,962	18.37
Class R2	7,828,353	424,925	18.42
Class R3	6,326,887	327,474	19.32
Class R4	22,269,307	1,151,095	19.35

Shares outstanding are rounded for presentation purposes.

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $20.53.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/09

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$37,112,285
Interest	1,177,955
Dividends from underlying funds	31,181
Foreign taxes withheld	(3,780,341)
Total investment income		$34,541,080
Expenses
Management fee	$8,692,089
Distribution and service fees	1,891,850
Shareholder servicing costs	1,495,092
Administrative services fee	180,273
Independent trustees’ compensation	31,530
Custodian fee	482,064
Shareholder communications	51,044
Auditing fees	69,035
Legal fees	28,969
Miscellaneous	229,882
Total expenses		$13,151,828
Fees paid indirectly	(367)
Reduction of expenses by investment adviser	(5,888)
Net expenses		$13,145,573
Net investment income		$21,395,507
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(181,959,524)
Foreign currency transactions	(813,631)
Net realized gain (loss) on investments and foreign currency transactions		$(182,773,155)
Change in unrealized appreciation (depreciation)
Investments (net of $124,853 decrease in deferred country tax)	$(99,151,491)
Translation of assets and liabilities in foreign currencies	269,684
Net unrealized gain (loss) on investments and foreign currency translation		$(98,881,807)
Net realized and unrealized gain (loss) on investments and foreign currency		$(281,654,962)
Change in net assets from operations		$(260,259,455)

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2009	2008
Change in net assets
From operations
Net investment income	$21,395,507	$25,347,628
Net realized gain (loss) on investments and foreign currency transactions	(182,773,155)	68,065,929
Net unrealized gain (loss) on investments and foreign currency translation	(98,881,807)	(92,930,470)
Change in net assets from operations	$(260,259,455)	$483,087
Distributions declared to shareholders
From net investment income	$(20,833,206)	$(14,817,975)
From net realized gain on investments	(56,140,715)	(78,523,129)
Total distributions declared to shareholders	$(76,973,921)	$(93,341,104)
Change in net assets from fund share transactions	$390,243,701	$204,978,867
Total change in net assets	$53,010,325	$112,120,850
Net assets
At beginning of period	1,287,611,858	1,175,491,008
At end of period (including undistributed net investment income of $20,075,553 and $20,332,451, respectively)	$1,340,622,183	$1,287,611,858

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$30.23	$32.74	$29.16	$24.20	$21.06
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.63	$0.49	$0.38	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	(9.27)	(0.62)	5.75	6.62	3.34
Total from investment operations	$(8.81)	$0.01	$6.24	$7.00	$3.75
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.37)	$(0.42)	$(0.21)	$(0.06)
From net realized gain on investments	(1.52)	(2.15)	(2.24)	(1.83)	(0.55)
Total distributions declared to shareholders	$(2.07)	$(2.52)	$(2.66)	$(2.04)	$(0.61)
Net asset value, end of period	$19.35	$30.23	$32.74	$29.16	$24.20
Total return (%) (r)(s)(t)	(28.97)	(0.05)	22.17	30.04	17.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.45	1.49	1.63	1.68
Expenses after expense reductions (f)	1.48	1.45	1.49	1.60	1.65
Net investment income	2.32	2.03	1.61	1.41	1.78
Portfolio turnover	52	35	49	54	37
Net assets at end of period (000 Omitted)	$542,453	$400,018	$386,570	$242,369	$142,789

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 5/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$29.09	$31.55	$28.19	$23.47	$20.51
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.33	$0.25	$0.17	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(8.75)	(0.52)	5.57	6.45	3.30
Total from investment operations	$(8.60)	$(0.19)	$5.82	$6.62	$3.51
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.12)	$(0.22)	$(0.07)	$—
From net realized gain on investments	(1.52)	(2.15)	(2.24)	(1.83)	(0.55)
Total distributions declared to shareholders	$(1.95)	$(2.27)	$(2.46)	$(1.90)	$(0.55)
Net asset value, end of period	$18.54	$29.09	$31.55	$28.19	$23.47
Total return (%) (r)(s)(t)	(29.42)	(0.69)	21.36	29.22	17.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.16	2.10	2.14	2.28	2.33
Expenses after expense reductions (f)	2.16	2.10	2.14	2.25	2.30
Net investment income	0.72	1.10	0.86	0.64	0.93
Portfolio turnover	52	35	49	54	37
Net assets at end of period (000 Omitted)	$22,952	$51,764	$79,000	$70,758	$57,356

Class C	Years ended 5/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$28.39	$30.89	$27.67	$23.14	$20.24
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.36	$0.28	$0.18	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(8.58)	(0.54)	5.43	6.34	3.16
Total from investment operations	$(8.40)	$(0.18)	$5.71	$6.52	$3.45
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.17)	$(0.25)	$(0.16)	$—
From net realized gain on investments	(1.52)	(2.15)	(2.24)	(1.83)	(0.55)
Total distributions declared to shareholders	$(1.98)	$(2.32)	$(2.49)	$(1.99)	$(0.55)
Net asset value, end of period	$18.01	$28.39	$30.89	$27.67	$23.14
Total return (%) (r)(s)(t)	(29.44)	(0.69)	21.36	29.27	17.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.16	2.10	2.14	2.28	2.33
Expenses after expense reductions (f)	2.16	2.10	2.14	2.25	2.30
Net investment income	0.92	1.22	0.96	0.68	1.29
Portfolio turnover	52	35	49	54	37
Net assets at end of period (000 Omitted)	$49,093	$76,841	$91,372	$62,896	$35,808

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 5/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$31.20	$33.71	$29.94	$24.75	$21.52
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.77	$0.64	$0.60	$0.79
Net realized and unrealized gain (loss) on investments and foreign currency	(9.51)	(0.64)	5.88	6.68	3.12
Total from investment operations	$(9.02)	$0.13	$6.52	$7.28	$3.91
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.49)	$(0.51)	$(0.26)	$(0.13)
From net realized gain on investments	(1.52)	(2.15)	(2.24)	(1.83)	(0.55)
Total distributions declared to shareholders	$(2.11)	$(2.64)	$(2.75)	$(2.09)	$(0.68)
Net asset value, end of period	$20.07	$31.20	$33.71	$29.94	$24.75
Total return (%) (r)(s)	(28.73)	0.31	22.56	30.54	18.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.10	1.14	1.28	1.34
Expenses after expense reductions (f)	1.16	1.10	1.14	1.25	1.31
Net investment income	2.29	2.43	2.04	2.17	3.32
Portfolio turnover	52	35	49	54	37
Net assets at end of period (000 Omitted)	$668,802	$756,900	$617,518	$301,533	$87,707

Class W	Years ended 5/31
	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$30.23	$32.75	$29.16	$30.18
Income (loss) from investment operations
Net investment income (d)	$0.65	$0.60	$0.89	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(9.40)	(0.51)	5.43	(1.22	)(g)
Total from investment operations	$(8.75)	$0.09	$6.32	$(1.02)
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.46)	$(0.49)	$—
From net realized gain on investments	(1.52)	(2.15)	(2.24)	—
Total distributions declared to shareholders	$(2.11)	$(2.61)	$(2.73)	$—
Net asset value, end of period	$19.37	$30.23	$32.75	$29.16
Total return (%) (r)(s)	(28.78)	0.22	22.48	(3.38	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.21	1.24	1.37	(a)
Expenses after expense reductions (f)	1.29	1.21	1.24	1.35	(a)
Net investment income	3.64	2.04	3.22	8.00	(a)
Portfolio turnover	52	35	49	54
Net assets at end of period (000 Omitted)	$20,807	$2,089	$1,031	$97

See Notes to Financial Statements

22

Financial Highlights – continued

Class R1	Year ended 5/31/09 (i)
Net asset value, beginning of period	$22.52
Income (loss) from investment operations
Net investment income (d)	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(2.21	)(g)
Total from investment operations	$(2.04)
Less distributions declared to shareholders
From net investment income	$(0.59)
From net realized gain on investments	(1.52)
Total distributions declared to shareholders	$(2.11)
Net asset value, end of period	$18.37
Total return (%) (r)(s)	(8.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	(a)
Expenses after expense reductions (f)	2.21	(a)
Net investment income	1.52	(a)
Portfolio turnover	52
Net assets at end of period (000 Omitted)	$91

Class R2	Year ended 5/31/09 (i)
Net asset value, beginning of period	$22.52
Income (loss) from investment operations
Net investment income (d)	$0.79
Net realized and unrealized gain (loss) on investments and foreign currency	(2.78	)(g)
Total from investment operations	$(1.99)
Less distributions declared to shareholders
From net investment income	$(0.59)
From net realized gain on investments	(1.52)
Total distributions declared to shareholders	$(2.11)
Net asset value, end of period	$18.42
Total return (%) (r)(s)	(8.61	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	(a)
Expenses after expense reductions (f)	1.71	(a)
Net investment income	6.93	(a)
Portfolio turnover	52
Net assets at end of period (000 Omitted)	$7,828

See Notes to Financial Statements

23

Financial Highlights – continued

Class R3	Year ended 5/31/09 (i)
Net asset value, beginning of period	$23.46
Income (loss) from investment operations
Net investment income (d)	$0.61
Net realized and unrealized gain (loss) on investments and foreign currency	(2.64	)(g)
Total from investment operations	$(2.03)
Less distributions declared to shareholders
From net investment income	$(0.59)
From net realized gain on investments	(1.52)
Total distributions declared to shareholders	$(2.11)
Net asset value, end of period	$19.32
Total return (%) (r)(s)	(8.42	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	(a)
Expenses after expense reductions (f)	1.45	(a)
Net investment income	5.26	(a)
Portfolio turnover	52
Net assets at end of period (000 Omitted)	$6,327

Class R4	Year ended 5/31/09 (i)
Net asset value, beginning of period	$23.46
Income (loss) from investment operations
Net investment income (d)	$0.90
Net realized and unrealized gain (loss) on investments and foreign currency	(2.90	)(g)
Total from investment operations	$(2.00)
Less distributions declared to shareholders
From net investment income	$(0.59)
From net realized gain on investments	(1.52)
Total distributions declared to shareholders	$(2.11)
Net asset value, end of period	$19.35
Total return (%) (r)(s)	(8.29	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	(a)
Expenses after expense reductions (f)	1.21	(a)
Net investment income	7.60	(a)
Portfolio turnover	52
Net assets at end of period (000 Omitted)	$22,269

See Notes to Financial Statements

24

Financial Highlights – continued

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, May 1, 2006 (Class W), and October 1, 2008 (Classes R1, R2, R3, and R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading

26

Notes to Financial Statements – continued

characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

27

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of May 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$384,196,688	$1,018,564,598	$—	$1,402,761,286
Other Financial Instruments	$—	$—	$—	$—

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

	Investments in Securities	Other Financial Instruments
Balance as of 5/31/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	(224,669)	—
Change in unrealized appreciation (depreciation)	(4,220,622)	—
Net purchases (sales)	4,445,291	—
Transfers in and/or out of Level 3	—	—
Balance as of 5/31/09	$0	$—

In April 2009, FASB Staff Position (FSP) 157-4 was issued and is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 clarifies FASB Statement No. 157, Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in

28

Notes to Financial Statements – continued

those instances as well as expanded disclosure of valuation levels for major security types. Management is evaluating the application of the FSP to the fund, and believes the impact resulting from the adoption of this FSP will be limited to expanded disclosure in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS) may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

29

Notes to Financial Statements – continued

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended May 31, 2009, the fund did not invest in any derivative instruments.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction

30

Notes to Financial Statements – continued

to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising

31

Notes to Financial Statements – continued

out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions

32

Notes to Financial Statements – continued

for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/09	5/31/08
Ordinary income (including any short-term capital gains)	$25,344,170	$49,341,934
Long-term capital gain	51,629,751	43,999,170
Total distributions	$76,973,921	$93,341,104

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/09
Cost of investments	$1,494,946,045
Gross appreciation	82,850,560
Gross depreciation	(175,035,319)
Net unrealized appreciation (depreciation)	$(92,184,759)
Undistributed ordinary income	20,745,924
Capital loss carryforwards	(41,395,388)
Post-October capital loss deferral	(91,369,797)
Other temporary differences	(330,979)

As of May 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

5/31/17	$(41,395,388)

33

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statement of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/09 (i)	Year ended 5/31/08	Year ended 5/31/09 (i)	Year ended 5/31/08
Class A	$7,095,410	$4,163,742	$19,512,732	$24,183,439
Class B	591,188	246,737	2,088,679	4,381,463
Class C	1,090,643	449,617	3,600,218	5,838,292
Class I	11,930,665	9,934,913	30,615,153	44,013,378
Class W	115,018	22,966	297,545	106,557
Class R1	2,623	—	6,732	—
Class R2	2,623	—	6,732	—
Class R3	2,518	—	6,462	—
Class R4	2,518	—	6,462	—
Total	$20,833,206	$14,817,975	$56,140,715	$78,523,129

(i)	For the period from the class’ inception, October 1, 2008 (Classes R1, R2, R3, and R4), through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended May 31, 2009 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Prior to October 1, 2008, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses

34

Notes to Financial Statements – continued

did not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class I	Class W
1.80%	2.45%	2.45%	1.45%	1.55%

In addition, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment related expenses, such that operating expenses did not exceed 0.40% annually of the fund’s average daily net assets. These written agreements terminated on September 30, 2008.

Effective October 1, 2008, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.90%	2.55%	2.55%	1.55%	1.65%	2.55%	2.05%	1.80%	1.55%

This written agreement terminated on February 28, 2009.

Effective March 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.80%	2.55%	2.55%	1.55%	1.65%	2.55%	2.05%	1.80%	1.55%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2009. For the year ended May 31,2009, the fund did not exceed these limits and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $29,775 for the year ended May 31, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the

35

Notes to Financial Statements – continued

distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.32%	$1,064,208
Class B	0.75%	0.25%	1.00%	1.00%	303,729
Class C	0.75%	0.25%	1.00%	1.00%	510,160
Class W	0.10%	—	0.10%	0.10%	6,341
Class R1 (i)	0.75%	0.25%	1.00%	1.00%	534
Class R2 (i)	0.25%	0.25%	0.50%	0.50%	4,367
Class R3 (i)	—	0.25%	0.25%	0.25%	2,511
Total Distribution and Service Fees					$1,891,850

(d)	As of May 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, a 0.10% annual Class A distribution fee was paid by the fund. Effective March 1, 2009, the 0.10% Class A annual distribution fee was eliminated.
(i)	For the period from the class’ inception, October 1, 2008 (Classes R1, R2, and R3) through the stated period end.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2009, were as follows:

Amount
Class A	$115
Class B	48,440
Class C	10,351

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2009, the fee was

36

Notes to Financial Statements – continued

$235,056, which equated to 0.0243% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $497,079.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2009, these costs for the fund amounted to $762,957 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended May 31, 2009 was equivalent to an annual effective rate of 0.0186% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

For certain independent Trustees who retired on or before December 31, 2001, the fund has an unfunded, defined benefit plan which resulted in a pension expense of $273. This amount is included in independent trustees’ compensation for the year ended May 31, 2009. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $2,681 at May 31, 2009, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO)

37

Notes to Financial Statements – continued

and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $10,528 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $5,888, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $851,669,942 and $502,520,288, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/09 (i)		Year ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	23,122,265	$386,094,183	6,027,765	$184,023,698
Class B	182,404	3,415,012	232,919	6,990,030
Class C	883,357	15,480,040	508,611	14,915,461
Class I	17,228,766	293,492,105	5,803,975	185,103,005
Class W	1,109,254	19,432,681	136,809	4,177,258
Class R1	4,441	100,000	—	—
Class R2	428,439	6,900,243	—	—
Class R3	353,621	6,086,214	—	—
Class R4	1,191,646	20,032,088	—	—
	44,504,193	$751,032,566	12,710,079	$395,209,452

38

Notes to Financial Statements – continued

	Year ended 5/31/09 (i)		Year ended 5/31/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,065,961	$20,093,366	786,868	$24,030,937
Class B	127,969	2,317,523	135,977	4,008,595
Class C	179,896	3,166,164	147,300	4,237,815
Class I	2,071,201	40,429,851	1,698,459	53,450,507
Class W	21,198	399,578	4,232	129,076
Class R1	521	9,355	—	—
Class R2	521	9,355	—	—
Class R3	477	8,980	—	—
Class R4	477	8,980	—	—
	3,468,221	$66,443,152	2,772,836	$85,856,930
Shares reacquired
Class A	(9,389,038)	$(178,923,166)	(5,389,101)	$(166,518,538)
Class B	(851,597)	(16,565,378)	(1,093,454)	(32,531,010)
Class C	(1,044,333)	(19,402,666)	(907,349)	(26,449,633)
Class I	(10,242,213)	(208,946,354)	(1,561,887)	(47,684,895)
Class W	(125,393)	(2,174,071)	(103,422)	(2,903,439)
Class R2	(4,035)	(68,980)	—	—
Class R3	(26,624)	(446,958)	—	—
Class R4	(41,028)	(704,444)	—	—
	(21,724,261)	$(427,232,017)	(9,055,213)	$(276,087,515)
Net change
Class A	14,799,188	$227,264,383	1,425,532	$41,536,097
Class B	(541,224)	(10,832,843)	(724,558)	(21,532,385)
Class C	18,920	(756,462)	(251,438)	(7,296,357)
Class I	9,057,754	124,975,602	5,940,547	190,868,617
Class W	1,005,059	17,658,188	37,619	1,402,895
Class R1	4,962	109,355	—	—
Class R2	424,925	6,840,618	—	—
Class R3	327,474	5,648,236	—	—
Class R4	1,151,095	19,336,624	—	—
	26,248,153	$390,243,701	6,427,702	$204,978,867

(i)	For the period from the class’ inception, October 1, 2008 (Classes R1, R2, R3, and R4), through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately

39

Notes to Financial Statements – continued

29%, 7%, 5%, 4% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus 1.25%. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed spread. For the year ended May 31, 2009, the fund’s commitment fee and interest expense were $9,629 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	243,082,762	(203,522,167)	39,560,595

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$31,181	$39,560,595

40

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International Value Fund at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 17, 2009

41

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

46

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Benjamin Stone
Barnaby Wiener

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s two most recent reviews and renewals of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2008 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $56,793,000 as capital gain dividends during the fiscal year.

Income derived from foreign sources was $34,257,294. The fund intends to pass through foreign tax credits of $3,165,980 for the fiscal year.

48

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and	c/o Boston Financial Data Services
literature	30 Dan Road
Canton, MA 02021-2809
Shareholders
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS
INVESTMENT MANAGEMENT
SSW
NNE
NE

5/31/09 Annual report

AAF-ANN-5/09

MFS® Conservative Allocation Fund

MFS® Moderate Allocation Fund

MFS® Growth Allocation Fund

MFS® Aggressive Growth Allocation Fund

CONTACT INFORMATION	BACK COVER

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

July 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

PORTFOLIO COMPOSITION

MFS® Conservative Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Research Bond Fund	19.8%
MFS Limited Maturity Fund	9.7%
MFS Inflation-Adjusted Bond Fund	9.7%
MFS Government Securities Fund	9.6%
MFS Research Fund	7.1%
MFS Value Fund	6.1%
MFS Core Growth Fund	6.0%
MFS High Income Fund	5.1%
MFS Emerging Markets Debt Fund	5.0%
MFS Research International Fund	4.3%
MFS Mid Cap Growth Fund	4.1%
MFS Mid Cap Value Fund	4.0%
MFS International Growth Fund	2.1%
MFS International Value Fund	2.1%
MFS New Discovery Fund	2.1%
MFS Diversified Target Return Fund	2.0%
MFS Global Real Estate Fund	1.1%
Cash & Other Net Assets	0.1%

MFS® Moderate Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Research Bond Fund	14.6%
MFS Government Securities Fund	9.5%
MFS Value Fund	9.1%
MFS Research Fund	9.0%
MFS Core Growth Fund	8.9%
MFS Mid Cap Growth Fund	7.1%
MFS Mid Cap Value Fund	7.0%
MFS Research International Fund	6.4%
MFS High Income Fund	5.0%
MFS Emerging Markets Debt Fund	4.9%
MFS Inflation-Adjusted Bond Fund	4.8%
MFS International Growth Fund	3.2%
MFS International Value Fund	3.2%
MFS New Discovery Fund	3.1%
MFS Global Real Estate Fund	2.1%
MFS International New Discovery Fund	1.1%
MFS Diversified Target Return Fund	1.0%
Cash & Other Net Assets (o)	0.0%

MFS® Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Value Fund	12.0%
MFS Core Growth Fund	11.6%
MFS Mid Cap Growth Fund	9.0%
MFS Mid Cap Value Fund	9.0%
MFS Research Fund	8.8%
MFS Research International Fund	8.5%
MFS International Growth Fund	5.2%
MFS International Value Fund	5.2%
MFS High Income Fund	5.0%
MFS Emerging Markets Debt Fund	4.9%
MFS Research Bond Fund	4.8%
MFS Inflation-Adjusted Bond Fund	4.7%
MFS New Discovery Fund	4.0%
MFS Global Real Estate Fund	3.1%
MFS International New Discovery Fund	2.1%
MFS Emerging Markets Equity Fund	1.1%
MFS Diversified Target Return Fund	1.0%
Cash & Other Net Assets (o)	0.0%

(o)	Less than 0.1%.

Percentages are based on net assets as of 5/31/09.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS® Aggressive Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Value Fund	13.8%
MFS Core Growth Fund	13.2%
MFS Mid Cap Value Fund	10.8%
MFS Mid Cap Growth Fund	10.8%
MFS Research Fund	9.6%
MFS Research International Fund	8.4%
MFS International Growth Fund	8.3%
MFS International Value Fund	8.2%
MFS Global Real Estate Fund	5.3%
MFS New Discovery Fund	5.1%
MFS International New Discovery Fund	4.2%
MFS Emerging Markets Equity Fund	2.2%
Cash & Other Net Assets	0.1%

Percentages are based on net assets as of 5/31/09.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though credit conditions and equity indices improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

The global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, the more powerful engine of global growth – emerging markets – also contracted almost across the board. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused equity and credit markets to rally.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while introducing a multitude of new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. Rapidly slowing global growth resulted in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks also cut interest rates dramatically. By the end of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global wealth.

MFS Conservative Allocation Fund

Summary of results

For the twelve months ended May 31, 2009, Class A shares of the MFS Conservative Allocation Fund provided a total return of
–10.79%, at net asset value. This compares with a return of 5.36% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index, a blended benchmark which is comprised of representative weightings of the markets in which we invest, generated a return of –10.98%. (See Notes to Performance Summary for details.)

Detractors from performance

The principal detractors from performance were the fund’s allocations to equity funds, which significantly underperformed fixed income funds over the reporting period. However, our investments in fixed income funds with moderate credit exposure, particularly the fund’s investments in the MFS Limited Maturity Fund and the MFS Research Bond Fund, held back performance as treasury securities outperformed bonds with credit exposure.

Contributors to performance

The fund’s allocation to fixed income funds with little or no credit exposure benefited performance. Investments in higher grade portfolios, notably the MFS Government Securities Fund, aided performance as a flight to quality occurred in response to increased volatility in equity and credit markets. Within the equity segment of the fund, investments in the MFS Value Fund were a positive factor for performance as this fund outperformed large cap domestic value stocks during the reporting period.

MFS Moderate Allocation Fund

Summary of results

For the twelve months ended May 31, 2009, Class A shares of the MFS Moderate Allocation Fund provided a total return of
–19.86%, at net asset value. This compares with a return of –32.57% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index, a blended benchmark which is comprised of representative weightings of the markets in which we invest, generated a return of –18.86%. (See Notes to Performance Summary for details.)

Detractors from performance

The principal detractors from performance were the fund’s allocations to equity funds, which significantly underperformed fixed income funds over the reporting period. However, our investments in fixed income funds with moderate credit exposure, particularly the fund’s investments in the MFS Research Bond Fund and the MFS High Income Fund, held back performance as treasury securities outperformed bonds with credit exposure. Within the equity segment of the fund, investments in the MFS Mid Cap Growth Fund dampened performance as this fund underperformed mid cap domestic growth stocks during the reporting period.

Management Review – continued

Contributors to performance

The fund’s allocation to fixed income funds with little or no credit exposure benefited performance. Investments in higher grade portfolios, notably the MFS Government Securities Fund, aided performance as a flight to quality occurred in response to increased volatility in equity and credit markets. Within the equity segment of the fund, investments in the MFS Value Fund were a positive factor for performance as this fund outperformed large cap domestic value stocks during the reporting period.

MFS Growth Allocation Fund

Summary of results

For the twelve months ended May 31, 2009, Class A shares of the MFS Growth Allocation Fund provided a total return of –27.93%, at net asset value. This compares with a return of –32.57% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index, a blended benchmark which is comprised of representative weightings of the markets in which we invest, generated a return of –26.45%. (See Notes to Performance Summary for details.)

Detractors from performance

Principal detractors from performance were the fund’s allocations to equity funds, which significantly underperformed fixed income funds over the reporting period. However, our investments in fixed income funds with moderate credit exposure, particularly the fund’s investments in the MFS High Income Fund, held back performance as treasury securities outperformed bonds with credit exposure. Within the equity segment of the fund, investments in the MFS Mid Cap Growth Fund dampened performance as this fund underperformed mid cap domestic growth stocks during the reporting period.

Contributors to performance

The fund’s allocation to fixed income funds with little or no credit exposure benefited performance. Investments in higher grade portfolios, notably the MFS Government Securities Fund (g), aided performance as a flight to quality occurred in response to increased volatility in equity and credit markets. Within the equity segment of the fund, investments in the MFS Value Fund were a positive factor for performance as this fund outperformed large cap domestic value stocks during the reporting period.

MFS Aggressive Growth Allocation Fund

Summary of results

For the twelve months ended May 31, 2009, Class A shares of the MFS Aggressive Growth Allocation Fund provided a total return of –33.89%, at net asset value. This compares with a return of –32.57% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index, a blended benchmark which is comprised of representative weightings of the markets in which we invest, generated a return of –34.08%. (See Notes to Performance Summary for details.)

Detractors from performance

The fund’s investments in the MFS Mid Cap Growth Fund held back performance as this fund underperformed mid cap domestic growth stocks during the reporting period.

Contributors to performance

The principal contributor to performance was the fund’s investment in the MFS Value Fund as this fund outperformed large cap domestic value stocks during the reporting period.

Respectfully,

Joseph Flaherty

Portfolio Manager

(g)	Fund was not held in the portfolio at period end.

Note to Shareholders: In December 2008, the Board of Trustees of the funds approved revisions to the target asset class allocations, underlying fund selections and underlying fund target weightings of the funds. These revisions occurred during the period.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 5/31/09

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS® CONSERVATIVE ALLOCATION FUND

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/09

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	(10.79)%	2.81%	3.51%
B	6/28/02	(11.41)%	2.12%	2.84%
C	6/28/02	(11.44)%	2.12%	2.84%
I	6/28/02	(10.53)%	3.15%	3.88%
R1	4/01/05	(11.43)%	2.06%	2.80%
R2	10/31/03	(10.96)%	2.50%	3.14%
R3	4/01/05	(10.81)%	2.80%	3.51%
R4	4/01/05	(10.52)%	3.04%	3.68%
529A	7/31/02	(10.92)%	2.57%	3.29%
529B	7/31/02	(11.50)%	1.92%	2.62%
529C	7/31/02	(11.47)%	1.91%	2.63%

Comparative benchmarks
Barclays Capital U.S. Aggregate Bond Index (f)		5.36%	5.01%	5.03%
MFS Conservative Allocation Fund Blended Index (e)(f)(w)		(10.98)%	3.08%	4.22%
MFS Conservative Allocation Fund Blended Index (Prior) (e)(f)(w)		(11.48)%	2.62%	3.72%

Performance Summary – continued

With sales charge
Share class	1-yr	5-yr	Life (t)
A With Initial Sales Charge (5.75%)	(15.92)%	1.60%	2.63%
B With CDSC (Declining over six years from 4% to 0%) (x)	(14.83)%	1.77%	2.84%
C With CDSC (1% for 12 months) (x)	(12.29)%	2.12%	2.84%
529A With Initial Sales Charge (5.75%)	(16.04)%	1.37%	2.41%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(14.91)%	1.56%	2.62%
529C With CDSC (1% for 12 months) (x)	(12.32)%	1.91%	2.63%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(e)	Effective May 1, 2009, the fund changed the underlying indices and weightings of the underlying indices of the blended index because it is believed that this blend more closely corresponds to the investment policies of the fund.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, June 28, 2002, through the stated period end.
(w)	The current blended index is comprised of the following indices: Barclays Capital U.S. Aggregate Bond Index (61%), Standard & Poor’s 500 Stock Index (30%), Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (8%), and FTSE EPRA/NAREIT Global Real Estate Index (1%). The prior blended index is comprised of the following indices: Barclays Capital U.S. Aggregate Bond Index (50%), Standard & Poor’s 500 Stock Index (35%), Barclays Capital Three-Month U.S.Treasury Bill Index (10%), and Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (5%). For the period ended May 31, 2009, the total returns for the indices are as follows:

	1-yr	5-yr	Life (t)
Barclays Capital U.S. Aggregate Bond Index	5.36%	5.01%	5.03%
Standard & Poor’s 500 Stock Index	(32.57)%	(1.90)%	0.89%
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index	(36.25)%	3.35%	5.87%
FTSE EPRA/NAREIT Global Real Estate Index	(43.41)%	1.90%	6.31%
Barclays Capital Three-Month U.S. Treasury Bill Index	1.20%	3.25%	2.68%

(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS® MODERATE ALLOCATION FUND

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/09

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	(19.86)%	1.78%	3.44%
B	6/28/02	(20.40)%	1.11%	2.79%
C	6/28/02	(20.32)%	1.10%	2.80%
I	6/28/02	(19.58)%	2.12%	3.84%
R1	4/01/05	(20.35)%	1.05%	2.75%
R2	10/31/03	(19.97)%	1.49%	3.10%
R3	4/01/05	(19.77)%	1.78%	3.44%
R4	4/01/05	(19.56)%	2.01%	3.61%
529A	7/31/02	(19.91)%	1.54%	3.22%
529B	7/31/02	(20.51)%	0.87%	2.56%
529C	7/31/02	(20.46)%	0.88%	2.58%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		(32.57)%	(1.90)%	0.89%
MFS Moderate Allocation Fund Blended Index (e)(f)(w)		(18.86)%	2.03%	3.72%
MFS Moderate Allocation Fund Blended Index (Prior) (e)(f)(w)		(19.06)%	1.60%	3.27%

With sales charge
A With Initial Sales Charge (5.75%)		(24.47)%	0.58%	2.56%
B With CDSC (Declining over six years from 4% to 0%) (x)		(23.47)%	0.76%	2.79%
C With CDSC (1% for 12 months) (x)		(21.09)%	1.10%	2.80%
529A With Initial Sales Charge (5.75%)		(24.52)%	0.34%	2.34%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(23.58)%	0.52%	2.56%
529C With CDSC (1% for 12 months) (x)		(21.23)%	0.88%	2.58%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

Performance Summary – continued

(e)	Effective May 1, 2009, the fund changed the underlying indices and weightings of the underlying indices of the blended index because it is believed that this blend more closely corresponds to the investment policies of the fund.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, June 28, 2002 through the stated period end.
(w)	The current blended index is comprised of the following indices: Standard & Poor’s 500 Stock Index (44%), Barclays Capital U.S. Aggregate Bond Index (41%), Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (13%), and FTSE EPRA/NAREIT Global Real Estate Index (2%). The prior blended index is comprised of the following indices: Standard & Poor’s 500 Stock Index (50%), Barclays Capital U.S. Aggregate Bond Index (35%), Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (10%), and Barclays Capital Three-Month U.S. Treasury Bill Index (5%). For the period ended May 31, 2009, the total returns for the indices are as follows:

	1-yr	5-yr	Life (t)
Standard & Poor’s 500 Stock Index	(32.57)%	(1.90)%	0.89%
Barclays Capital U.S. Aggregate Bond Index	5.36%	5.01%	5.03%
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index	(36.25)%	3.35%	5.87%
FTSE EPRA/NAREIT Global Real Estate Index	(43.41)%	1.90%	6.31%
Barclays Capital Three-Month U.S. Treasury Bill Index	1.20%	3.25%	2.68%

(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS® GROWTH ALLOCATION FUND

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/09

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	(27.93)%	0.79%	3.28%
B	6/28/02	(28.45)%	0.13%	2.59%
C	6/28/02	(28.45)%	0.13%	2.59%
I	6/28/02	(27.71)%	1.14%	3.63%
R1	4/01/05	(28.49)%	0.06%	2.54%
R2	10/31/03	(28.09)%	0.48%	2.88%
R3	4/01/05	(27.91)%	0.77%	3.27%
R4	4/01/05	(27.69)%	1.03%	3.46%
529A	7/31/02	(28.06)%	0.57%	3.05%
529B	7/31/02	(28.54)%	(0.09)%	2.34%
529C	7/31/02	(28.54)%	(0.08)%	2.36%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		(32.57)%	(1.90)%	0.89%
MFS Growth Allocation Fund Blended Index (e)(f)(w)		(26.45)%	1.03%	3.26%
MFS Growth Allocation Fund Blended Index (Prior) (e)(f)(w)		(26.46)%	0.76%	2.97%

With sales charge
A With Initial Sales Charge (5.75%)		(32.08)%	(0.40)%	2.40%
B With CDSC (Declining over six years from 4% to 0%) (x)		(31.20)%	(0.21)%	2.59%
C With CDSC (1% for 12 months) (x)		(29.14)%	0.13%	2.59%
529A With Initial Sales Charge (5.75%)		(32.19)%	(0.61)%	2.17%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(31.28)%	(0.43)%	2.34%
529C With CDSC (1% for 12 months) (x)		(29.23)%	(0.08)%	2.36%
Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

Performance Summary – continued

(e)	Effective May 1, 2009, the fund changed the underlying indices and weightings of the underlying indices of the blended index because it is believed that this blend more closely corresponds to the investment policies of the fund.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, June 28, 2002 through the stated period end.
(w)	The current blended index is comprised of the following indices: Standard & Poor’s 500 Stock Index (55%), Barclays Capital U.S. Aggregate Bond Index (21%), Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (21%), and FTSE EPRA/NAREIT Global Real Estate Index (3%). The prior blended index is comprised of the following indices: Standard & Poor’s 500 Stock Index (60%), Barclays Capital U.S. Aggregate Bond Index (20%), and Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (20%). For the period ended May 31, 2009, the total returns for the indices are as follows:

	1-yr	5-yr	Life (t)
Standard & Poor’s 500 Stock Index	(32.57)%	(1.90)%	0.89%
Barclays Capital U.S. Aggregate Bond Index	5.36%	5.01%	5.03%
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index	(36.25)%	3.35%	5.87%
FTSE EPRA/NAREIT Global Real Estate Index	(43.41)%	1.90%	6.31%

(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS® AGGRESSIVE GROWTH ALLOCATION FUND

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/09

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	(33.89)%	(0.58)%	2.39%
B	6/28/02	(34.28)%	(1.23)%	1.77%
C	6/28/02	(34.31)%	(1.23)%	1.75%
I	6/28/02	(33.61)%	(0.22)%	2.77%
R1	4/01/05	(34.31)%	(1.29)%	1.72%
R2	10/31/03	(33.94)%	(0.85)%	2.06%
R3	4/01/05	(33.78)%	(0.57)%	2.40%
R4	4/01/05	(33.66)%	(0.35)%	2.56%
529A	7/31/02	(33.91)%	(0.80)%	2.20%
529B	7/31/02	(34.34)%	(1.44)%	1.50%
529C	7/31/02	(34.34)%	(1.43)%	1.53%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		(32.57)%	(1.90)%	0.89%
MFS Aggressive Growth Allocation Fund Blended Index (e)(f)(w)		(34.08)%	(0.05)%	2.74%
MFS Aggressive Growth Allocation Fund Blended Index (Prior) (e)(f)(w)		(33.23)%	(0.82)%	1.92%

With sales charge
A With Initial Sales Charge (5.75%)		(37.69)%	(1.75)%	1.52%
B With CDSC (Declining over six years from 4% to 0%) (x)		(36.80)%	(1.57)%	1.77%
C With CDSC (1% for 12 months) (x)		(34.94)%	(1.23)%	1.75%
529A With Initial Sales Charge (5.75%)		(37.71)%	(1.96)%	1.33%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(36.87)%	(1.79)%	1.50%
529C With CDSC (1% for 12 months) (x)		(34.97)%	(1.43)%	1.53%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

Performance Summary – continued

(e)	Effective May 1, 2009, the fund changed the underlying indices and weightings of the underlying indices of the blended index because it is believed that this blend more closely corresponds to the investment policies of the fund.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, June 28, 2002 through the stated period end.
(w)	The current blended index is comprised of the following indices: Standard & Poor’s 500 Stock Index (65%), Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (30%), and FTSE EPRA/NAREIT Global Real Estate Index (5%). The prior blended index is comprised of the following indices: Standard & Poor’s 500 Stock Index (80%), and Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (20%). For the period ended May 31, 2009, the total returns for the indices are as follows:

	1-yr	5-yr	Life (t)
Standard & Poor’s 500 Stock Index	(32.57)%	(1.90)%	0.89%
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index	(36.25)%	3.35%	5.87%
FTSE EPRA/NAREIT Global Real Estate Index	(43.41)%	1.90%	6.31%

(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definitions

Barclays Capital Three-Month U.S. Treasury Bill Index (formerly known as Lehman Brothers Three-Month U.S. Treasury Bill Index) – is comprised of the U.S. Treasury Bill issue with a remaining maturity closest to 3 months, as of the last day of each month. The return of this one issue over the course of a month will be the return for the U.S. Treasury 3 Month Bellwether Index. The single-issue index will reset at the end of each month to include the specific U.S. Treasury issue which closest meets the 3-month-to-maturity parameter.

Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

FTSE EPRA/NAREIT Global Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for Class R3, Class R4 and Class 529A shares includes the performance of each fund’s Class A shares for periods prior to their offering. Performance for Class R1, Class R2 and Class 529B shares includes the performance of each fund’s Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of each fund’s Class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, December 1, 2008 through May 31, 2009

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2008 through May 31, 2009.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables – continued

MFS CONSERVATIVE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/08	Ending Account Value 5/31/09	Expenses Paid During Period (p) 12/01/08-5/31/09
A	Actual	0.35%	$1,000.00	$1,085.83	$1.82
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.05%	$1,000.00	$1,081.43	$5.45
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
C	Actual	1.05%	$1,000.00	$1,081.76	$5.45
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
I	Actual	0.05%	$1,000.00	$1,087.28	$0.26
	Hypothetical (h)	0.05%	$1,000.00	$1,024.68	$0.25
R1	Actual	1.05%	$1,000.00	$1,081.35	$5.45
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
R2	Actual	0.55%	$1,000.00	$1,084.25	$2.86
	Hypothetical (h)	0.55%	$1,000.00	$1,022.19	$2.77
R3	Actual	0.30%	$1,000.00	$1,085.60	$1.56
	Hypothetical (h)	0.30%	$1,000.00	$1,023.44	$1.51
R4	Actual	0.05%	$1,000.00	$1,086.88	$0.26
	Hypothetical (h)	0.05%	$1,000.00	$1,024.68	$0.25
529A	Actual	0.45%	$1,000.00	$1,084.28	$2.34
	Hypothetical (h)	0.45%	$1,000.00	$1,022.69	$2.27
529B	Actual	1.15%	$1,000.00	$1,081.23	$5.97
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
529C	Actual	1.15%	$1,000.00	$1,081.16	$5.97
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.30% and 0.40% for Class A and Class 529A shares, respectively; the actual expenses paid during the period would have been approximately $1.56 and $2.08 for Class A and Class 529A shares, respectively; and the hypothetical expenses paid during the period would have been approximately $1.51 and $2.02 for Class A and Class 529A shares, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

Expense Tables – continued

MFS MODERATE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/08	Ending Account Value 5/31/09	Expenses Paid During Period (p) 12/01/08-5/31/09
A	Actual	0.34%	$1,000.00	$1,103.15	$1.78
	Hypothetical (h)	0.34%	$1,000.00	$1,023.24	$1.72
B	Actual	1.04%	$1,000.00	$1,099.50	$5.44
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
C	Actual	1.04%	$1,000.00	$1,100.43	$5.45
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
I	Actual	0.04%	$1,000.00	$1,106.02	$0.21
	Hypothetical (h)	0.04%	$1,000.00	$1,024.73	$0.20
R1	Actual	1.04%	$1,000.00	$1,099.50	$5.44
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
R2	Actual	0.54%	$1,000.00	$1,102.46	$2.83
	Hypothetical (h)	0.54%	$1,000.00	$1,022.24	$2.72
R3	Actual	0.29%	$1,000.00	$1,104.26	$1.52
	Hypothetical (h)	0.29%	$1,000.00	$1,023.49	$1.46
R4	Actual	0.04%	$1,000.00	$1,104.97	$0.21
	Hypothetical (h)	0.04%	$1,000.00	$1,024.73	$0.20
529A	Actual	0.44%	$1,000.00	$1,103.15	$2.31
	Hypothetical (h)	0.44%	$1,000.00	$1,022.74	$2.22
529B	Actual	1.14%	$1,000.00	$1,098.48	$5.96
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74
529C	Actual	1.14%	$1,000.00	$1,099.19	$5.97
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.29% and 0.39% for Class A and Class 529A shares, respectively; the actual expenses paid during the period would have been approximately $1.52 and $2.05 for Class A and Class 529A shares, respectively; and the hypothetical expenses paid during the period would have been approximately $1.46 and $1.97 for Class A and Class 529A shares, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

Expense Tables – continued

MFS GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/08	Ending Account Value 5/31/09	Expenses Paid During Period (p) 12/01/08-5/31/09
A	Actual	0.34%	$1,000.00	$1,122.81	$1.80
	Hypothetical (h)	0.34%	$1,000.00	$1,023.24	$1.72
B	Actual	1.04%	$1,000.00	$1,117.78	$5.49
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
C	Actual	1.04%	$1,000.00	$1,118.54	$5.49
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
I	Actual	0.04%	$1,000.00	$1,123.99	$0.21
	Hypothetical (h)	0.04%	$1,000.00	$1,024.73	$0.20
R1	Actual	1.04%	$1,000.00	$1,118.04	$5.49
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
R2	Actual	0.54%	$1,000.00	$1,121.47	$2.86
	Hypothetical (h)	0.54%	$1,000.00	$1,022.24	$2.72
R3	Actual	0.29%	$1,000.00	$1,122.96	$1.53
	Hypothetical (h)	0.29%	$1,000.00	$1,023.49	$1.46
R4	Actual	0.04%	$1,000.00	$1,123.78	$0.21
	Hypothetical (h)	0.04%	$1,000.00	$1,024.73	$0.20
529A	Actual	0.44%	$1,000.00	$1,121.90	$2.33
	Hypothetical (h)	0.44%	$1,000.00	$1,022.74	$2.22
529B	Actual	1.14%	$1,000.00	$1,117.54	$6.02
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74
529C	Actual	1.14%	$1,000.00	$1,117.09	$6.02
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.29% and 0.39% for Class A and Class 529A shares, respectively; the actual expenses paid during the period would have been approximately $1.54 and $2.06 for Class A and Class 529A shares, respectively; and the hypothetical expenses paid during the period would have been approximately $1.46 and $1.97 for Class A and Class 529A shares, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

Expense Tables – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/08	Ending Account Value 5/31/09	Expenses Paid During Period (p) 12/01/08-5/31/09
A	Actual	0.36%	$1,000.00	$1,131.72	$1.91
	Hypothetical (h)	0.36%	$1,000.00	$1,023.14	$1.82
B	Actual	1.06%	$1,000.00	$1,129.47	$5.63
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
C	Actual	1.06%	$1,000.00	$1,128.76	$5.63
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
I	Actual	0.06%	$1,000.00	$1,135.11	$0.32
	Hypothetical (h)	0.06%	$1,000.00	$1,024.63	$0.30
R1	Actual	1.06%	$1,000.00	$1,128.14	$5.62
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
R2	Actual	0.56%	$1,000.00	$1,131.33	$2.98
	Hypothetical (h)	0.56%	$1,000.00	$1,022.14	$2.82
R3	Actual	0.31%	$1,000.00	$1,133.30	$1.65
	Hypothetical (h)	0.31%	$1,000.00	$1,023.39	$1.56
R4	Actual	0.06%	$1,000.00	$1,134.37	$0.32
	Hypothetical (h)	0.06%	$1,000.00	$1,024.63	$0.30
529A	Actual	0.46%	$1,000.00	$1,132.19	$2.45
	Hypothetical (h)	0.46%	$1,000.00	$1,022.64	$2.32
529B	Actual	1.16%	$1,000.00	$1,127.93	$6.15
	Hypothetical (h)	1.16%	$1,000.00	$1,019.15	$5.84
529C	Actual	1.16%	$1,000.00	$1,128.48	$6.16
	Hypothetical (h)	1.16%	$1,000.00	$1,019.15	$5.84

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.31% and 0.41% for Class A and Class 529A shares, respectively; the actual expenses paid during the period would have been approximately $1.65 and $2.18 for Class A and Class 529A shares, respectively; and the hypothetical expenses paid during the period would have been approximately $1.56 and $2.07 for Class A and Class 529A shares, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS

5/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS CONSERVATIVE ALLOCATION FUND

Mutual Funds - 99.9%
Issuer	Shares/Par	Value ($)
MFS Core Growth Fund - Class I	3,042,765	$41,107,760
MFS Diversified Target Return Fund - Class I	1,739,434	13,863,286
MFS Emerging Markets Debt Fund - Class I	2,725,057	34,253,961
MFS Global Real Estate Fund - Class I (a)	507,383	7,402,719
MFS Government Securities Fund - Class I	6,608,305	66,215,212
MFS High Income Fund - Class I	12,846,958	34,943,726
MFS Inflation-Adjusted Bond Fund - Class I	6,855,837	66,707,291
MFS International Growth Fund - Class I	784,126	14,867,022
MFS International Value Fund - Class I	730,292	14,664,266
MFS Limited Maturity Fund - Class I	11,277,781	67,102,798
MFS Mid Cap Growth Fund - Class I (a)	4,863,658	28,209,215
MFS Mid Cap Value Fund - Class I	3,389,858	27,898,531
MFS New Discovery Fund - Class I (a)	992,787	14,196,854
MFS Research Bond Fund - Class I	14,711,789	136,084,047
MFS Research Fund - Class I	2,688,333	48,658,832
MFS Research International Fund - Class I	2,478,199	29,911,863
MFS Value Fund - Class I	2,357,098	42,262,759
Total Mutual Funds (Identified Cost, $655,543,033)		$688,350,142

Short-Term Obligations (y) - 0.1%
HSBC Americas, Inc., 0.2%, due 6/01/09, at Amortized Cost and Value	$567,000	$567,000
Total Investments (Identified Cost, $656,110,033)		$688,917,142

Other Assets, Less Liabilities - (0.0)%		(63,705)
Net Assets - 100.0%		$688,853,437

MFS MODERATE ALLOCATION FUND

Mutual Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Core Growth Fund - Class I	10,787,005	$145,732,443
MFS Diversified Target Return Fund - Class I	2,054,306	16,372,822
MFS Emerging Markets Debt Fund - Class I	6,441,668	80,971,764
MFS Global Real Estate Fund - Class I (a)	2,389,160	34,857,845
MFS Government Securities Fund - Class I	15,551,878	155,829,817
MFS High Income Fund - Class I	30,393,999	82,671,678
MFS Inflation-Adjusted Bond Fund - Class I	8,066,409	78,486,155
MFS International Growth Fund - Class I	2,781,422	52,735,752
MFS International New Discovery Fund - Class I	1,190,897	17,732,452
MFS International Value Fund - Class I	2,592,871	52,064,845
MFS Mid Cap Growth Fund - Class I (a)	20,101,136	116,586,591
MFS Mid Cap Value Fund - Class I	14,012,907	115,326,228
MFS New Discovery Fund - Class I (a)	3,510,456	50,199,524
MFS Research Bond Fund - Class I	26,031,472	240,791,118
MFS Research Fund - Class I	8,161,294	147,719,416
MFS Research International Fund - Class I	8,790,495	106,101,277
MFS Value Fund - Class I	8,370,833	150,089,036
Total Mutual Funds (Identified Cost, $1,603,159,455)		$1,644,268,763

Short-Term Obligations (y) - 0.0%
HSBC Americas, Inc., 0.2%, due 6/01/09, at Amortized Cost at Value	$308,000	$308,000
Total Investments (Identified Cost, $1,603,467,455)		$1,644,576,763

Other Assets, Less Liabilities - 0.0%		774,119
Net Assets - 100.0%		$1,645,350,882

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS GROWTH ALLOCATION FUND

Mutual Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Core Growth Fund - Class I	15,535,251	$209,881,244
MFS Diversified Target Return Fund - Class I	2,220,695	17,698,941
MFS Emerging Markets Debt Fund - Class I	6,969,149	87,602,202
MFS Emerging Markets Equity Fund - Class I	856,660	19,446,182
MFS Global Real Estate Fund - Class I (a)	3,802,858	55,483,695
MFS High Income Fund - Class I	33,016,865	89,805,873
MFS Inflation-Adjusted Bond Fund - Class I	8,693,661	84,589,318
MFS International Growth Fund - Class I	4,990,526	94,620,380
MFS International New Discovery Fund - Class I	2,557,943	38,087,778
MFS International Value Fund - Class I	4,671,181	93,797,311
MFS Mid Cap Growth Fund - Class I (a)	27,898,203	161,809,577
MFS Mid Cap Value Fund - Class I	19,480,720	160,326,322
MFS New Discovery Fund - Class I (a)	5,077,002	72,601,131
MFS Research Bond Fund - Class I	9,396,068	86,913,629
MFS Research Fund - Class I	8,811,626	159,490,423
MFS Research International Fund - Class I	12,663,526	152,848,755
MFS Value Fund - Class I	12,056,229	216,168,178
Total Mutual Funds (Identified Cost, $1,844,019,969)		$1,801,170,939

Short-Term Obligations (y) - 0.0%
HSBC Americas, Inc., 0.2%, due 6/01/09, at Amortized Cost and Value	$584,000	$584,000
Total Investments (Identified Cost, $1,844,603,969)		$1,801,754,939

Other Assets, Less Liabilities - (0.0)%		(294,844)
Net Assets - 100.0%		$1,801,460,095

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Mutual Funds - 99.9%
Issuer	Shares/Par	Value ($)
MFS Core Growth Fund - Class I	7,905,252	$106,799,949
MFS Emerging Markets Equity Fund - Class I	768,054	17,434,817
MFS Global Real Estate Fund - Class I (a)	2,958,757	43,168,273
MFS International Growth Fund - Class I	3,523,886	66,812,870
MFS International New Discovery Fund - Class I	2,289,994	34,098,011
MFS International Value Fund - Class I	3,308,837	66,441,442
MFS Mid Cap Growth Fund - Class I (a)	15,061,005	87,353,832
MFS Mid Cap Value Fund - Class I	10,634,948	87,525,621
MFS New Discovery Fund - Class I (a)	2,905,985	41,555,593
MFS Research Fund - Class I	4,310,963	78,028,436
MFS Research International Fund - Class I	5,597,128	67,557,332
MFS Value Fund - Class I	6,205,557	111,265,633
Total Mutual Funds (Identified Cost, $857,556,730)		$808,041,809

Short-Term Obligations (y) - 0.1%
HSBC Americas, Inc., 0.2%, due 6/01/09, at Amortized Cost and Value	$589,000	$589,000
Total Investments (Identified Cost, $858,145,730)		$808,630,809

Other Assets, Less Liabilities - 0.0%		41,449
Net Assets - 100.0%		$808,672,258

Portfolio Footnotes:

(a)	Non-income producing security.
(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 5/31/09

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Assets
Investments –
Underlying funds, at value (Identified cost, $655,543,033, $1,603,159,455, $1,844,019,969, and $857,556,730, respectively)	$688,350,142	$1,644,268,763	$1,801,170,939	$808,041,809
Short-term obligations at amortized cost and value	567,000	308,000	584,000	589,000
Total investments, at value (identified cost, $656,110,033, $1,603,467,455, $1,844,603,969, and $858,145,730, respectively)	$688,917,142	$1,644,576,763	$1,801,754,939	$808,630,809
Cash	582	263	811	367
Receivables for
Investments sold	365,167	1,708,890	1,611,794	659,053
Fund shares sold	1,553,134	2,712,772	3,759,725	1,255,080
Dividends and interest	1,712,263	2,908,157	1,743,690	—
Other assets	6,531	15,005	15,604	7,412
Total assets	$692,554,819	$1,651,921,850	$1,808,886,563	$810,552,721

Liabilities
Payables for
Investments purchased	$2,496,168	$4,035,490	$2,856,665	$535,494
Fund shares reacquired	1,068,562	2,269,625	4,263,148	1,169,603
Payable to affiliates
Shareholder servicing costs	2,788	10,792	16,364	14,993
Distribution and service fees	41,276	100,785	110,433	43,809
Administrative services fee	192	192	192	192
Program manager fee	559	737	954	551
Payable for independent trustees’ compensation	80	165	106	18
Accrued expenses and other liabilities	91,757	153,182	178,606	115,803
Total liabilities	$3,701,382	$6,570,968	$7,426,468	$1,880,463
Net assets	$688,853,437	$1,645,350,882	$1,801,460,095	$808,672,258

Net assets consist of
Paid-in capital	$725,343,283	$1,836,175,573	$2,193,394,126	$1,035,866,916
Unrealized appreciation (depreciation) on investments	32,807,109	41,109,308	(42,849,030)	(49,514,921)
Accumulated net realized gain (loss) on investments	(78,025,469)	(254,234,393)	(370,594,335)	(181,800,521)
Undistributed net investment income	8,728,514	22,300,394	21,509,334	4,120,784
Net assets	$688,853,437	$1,645,350,882	$1,801,460,095	$808,672,258
Net assets
Class A	$264,182,691	$621,321,844	$711,516,463	$302,093,595
Class B	111,280,516	319,555,565	355,740,049	125,013,915
Class C	127,616,585	304,786,120	321,565,241	114,853,486
Class I	28,664,160	37,294,335	52,760,852	42,422,429
Class R1	13,293,108	29,030,878	31,914,525	18,423,836
Class R2	50,485,915	121,453,223	126,516,087	68,323,943
Class R3	24,365,632	86,364,386	72,480,774	41,091,817
Class R4	17,247,600	57,283,502	40,455,433	45,153,442
Class 529A	26,408,852	33,543,118	42,897,477	29,039,565
Class 529B	9,338,641	19,146,583	26,142,358	12,555,496
Class 529C	15,969,737	15,571,328	19,470,836	9,700,734
Total net assets	$688,853,437	$1,645,350,882	$1,801,460,095	$808,672,258

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Shares of beneficial interest outstanding
Class A	25,337,916	59,639,798	69,579,666	30,225,267
Class B	10,750,991	30,964,774	35,188,287	12,719,012
Class C	12,374,470	29,605,228	31,872,607	11,702,016
Class I	2,729,996	3,546,381	5,129,012	4,193,642
Class R1	1,312,128	2,869,701	3,226,012	1,908,446
Class R2	4,950,645	11,853,236	12,604,645	6,958,803
Class R3	2,351,209	8,337,812	7,135,201	4,134,892
Class R4	1,654,841	5,504,335	3,959,824	4,513,297
Class 529A	2,543,943	3,231,574	4,219,110	2,920,084
Class 529B	913,005	1,869,073	2,609,699	1,290,751
Class 529C	1,561,383	1,521,236	1,947,009	999,103
Total shares of beneficial interest outstanding	66,480,527	158,943,148	177,471,072	81,565,313

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$10.43	$10.42	$10.23	$9.99
Offering price per share (100/94.25 × net asset value per share)	$11.07	$11.06	$10.85	$10.60

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$10.35	$10.32	$10.11	$9.83

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$10.31	$10.30	$10.09	$9.81

Class I shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$10.50	$10.52	$10.29	$10.12

Class R1 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$10.13	$10.12	$9.89	$9.65

Class R2 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$10.20	$10.25	$10.04	$9.82

Class R3 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$10.36	$10.36	$10.16	$9.94

Class R4 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$10.42	$10.41	$10.22	$10.00

Class 529A shares
Net asset value and redemption price per share
(net assets/shares of beneficial interest outstanding)	$10.38	$10.38	$10.17	$9.94
Offering price per share (100/94.25 × net asset value per share)	$11.01	$11.01	$10.79	$10.55

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Class 529B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$10.23	$10.24	$10.02	$9.73

Class 529C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$10.23	$10.24	$10.00	$9.71

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 5/31/09

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net investment income
Dividends from underlying funds	$23,509,102	$52,149,195	$44,646,312	$9,411,372
Interest	12,047	15,176	12,402	6,722
Total investment income	$23,521,149	$52,164,371	$44,658,714	$9,418,094
Expenses
Distribution and service fees	4,057,428	10,576,513	11,753,493	4,736,494
Program manager fees	48,196	67,117	85,183	55,274
Shareholder servicing costs	6,436	21,378	33,057	28,621
Administrative services fee	17,500	17,500	17,500	17,500
Independent trustees’ compensation	23,372	55,808	56,896	30,202
Custodian fee	105,296	141,356	149,531	123,123
Shareholder communications	39,022	122,408	183,591	88,967
Auditing fees	30,268	30,248	30,248	30,249
Legal fees	21,619	54,435	61,652	29,442
Miscellaneous	144,560	214,787	230,176	153,080
Total expenses	$4,493,697	$11,301,550	$12,601,327	$5,292,952
Fees paid indirectly	(24)	(10)	(28)	—
Reduction of expenses by investment adviser	(4,115)	(10,496)	(11,666)	(5,302)
Net expenses	$4,489,558	$11,291,044	$12,589,633	$5,287,650
Net investment income	$19,031,591	$40,873,327	$32,069,081	$4,130,444

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions from underlying funds	$(75,905,055)	$(251,412,534)	$(377,240,517)	$(185,210,410)
Capital gain distributions from underlying funds	568,966	2,907,058	10,768,427	6,643,145
Net realized gain (loss) on investments	$(75,336,089)	$(248,505,476)	$(366,472,090)	$(178,567,265)
Change in unrealized appreciation (depreciation) on investments	$(34,140,500)	$(259,017,327)	$(435,612,830)	$(268,294,259)
Net realized and unrealized gain (loss) on investments	$(109,476,589)	$(507,522,803)	$(802,084,920)	$(446,861,524)
Change in net assets from operations	$(90,444,998)	$(466,649,476)	$(770,015,839)	$(442,731,080)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 5/31/09	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$19,031,591	$40,873,327	$32,069,081	$4,130,444
Net realized gain (loss) on investments	(75,336,089)	(248,505,476)	(366,472,090)	(178,567,265)
Net unrealized gain (loss) on investments	(34,140,500)	(259,017,327)	(435,612,830)	(268,294,259)
Change in net assets from operations	$(90,444,998)	$(466,649,476)	$(770,015,839)	$(442,731,080)

Distributions declared to shareholders
From net investment income	$(21,239,446)	$(50,174,726)	$(41,662,060)	$(11,732,163)
From net realized gain on investments	(4,823,755)	(13,493,454)	(32,151,708)	(19,062,819)
Total distributions declared to shareholders	$(26,063,201)	$(63,668,180)	$(73,813,768)	$(30,794,982)
Change in net assets from fund share transactions	$25,214,054	$(93,443,587)	$(64,688,329)	$(14,904,363)
Total change in net assets	$(91,294,145)	$(623,761,243)	$(908,517,936)	$(488,430,425)

Net assets
At beginning of period	780,147,582	2,269,112,125	2,709,978,031	1,297,102,683
At end of period	$688,853,437	$1,645,350,882	$1,801,460,095	$808,672,258
Undistributed net investment income included in net assets at end of period	$8,728,514	$22,300,394	$21,509,334	$4,120,784

Year ended 5/31/08	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$20,633,660	$47,200,833	$33,515,600	$1,697,536
Net realized gain (loss) on investments	18,037,637	80,496,478	153,465,740	90,959,538
Net unrealized gain (loss) on investments	(24,028,840)	(119,676,589)	(217,943,641)	(131,866,372)
Change in net assets from operations	$14,642,457	$8,020,722	$(30,962,301)	$(39,209,298)

Distributions declared to shareholders
From net investment income	$(19,635,631)	$(51,394,461)	$(53,300,509)	$(17,358,857)
From net realized gain on investments	(15,575,502)	(68,254,654)	(118,423,662)	(64,430,741)
Total distributions declared to shareholders	$(35,211,133)	$(119,649,115)	$(171,724,171)	$(81,789,598)
Change in net assets from fund share transactions	$57,637,699	$72,544,708	$95,007,609	$60,227,924
Total change in net assets	$37,069,023	$(39,083,685)	$(107,678,863)	$(60,770,972)

Net assets
At beginning of period	743,078,559	2,308,195,810	2,817,656,894	1,357,873,655
At end of period	$780,147,582	$2,269,112,125	$2,709,978,031	$1,297,102,683
Undistributed net investment income included in net assets at end of period	$11,488,543	$31,607,383	$31,108,962	$11,727,450

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS CONSERVATIVE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.22	$12.58	$11.68	$11.41	$10.88

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.38	$0.36	$0.30	$0.25
Net realized and unrealized gain (loss) on investments	(1.68)	(0.12)	1.05	0.29	0.49
Total from investment operations	$(1.36)	$0.26	$1.41	$0.59	$0.74

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.36)	$(0.36)	$(0.29)	$(0.21)
From net realized gain on investments	(0.07)	(0.26)	(0.15)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.43)	$(0.62)	$(0.51)	$(0.32)	$(0.21)
Net asset value, end of period	$10.43	$12.22	$12.58	$11.68	$11.41
Total return (%) (r)(t)	(10.79)	2.05	12.25	5.20	6.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	0.43	0.49	0.52	0.51
Expenses after expense reductions (f)(h)	0.38	0.43	0.45	0.45	0.45
Net investment income	3.06	3.04	2.96	2.55	2.28
Portfolio turnover	62	11	8	4	1
Net assets at end of period (000 Omitted)	$264,183	$285,817	$298,190	$251,699	$226,530

	Years ended 5/31
Class B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.11	$12.46	$11.57	$11.31	$10.80

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.29	$0.28	$0.22	$0.18
Net realized and unrealized gain (loss) on investments	(1.66)	(0.11)	1.04	0.29	0.48
Total from investment operations	$(1.41)	$0.18	$1.32	$0.51	$0.66

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.27)	$(0.28)	$(0.22)	$(0.15)
From net realized gain on investments	(0.07)	(0.26)	(0.15)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.35)	$(0.53)	$(0.43)	$(0.25)	$(0.15)
Net asset value, end of period	$10.35	$12.11	$12.46	$11.57	$11.31
Total return (%) (r)(t)	(11.41)	1.43	11.52	4.49	6.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.08	1.14	1.17	1.16
Expenses after expense reductions (f)(h)	1.06	1.08	1.10	1.10	1.10
Net investment income	2.38	2.38	2.32	1.90	1.63
Portfolio turnover	62	11	8	4	1
Net assets at end of period (000 Omitted)	$111,281	$150,268	$162,210	$162,941	$163,735

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.08	$12.44	$11.56	$11.30	$10.79

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.29	$0.28	$0.22	$0.18
Net realized and unrealized gain (loss) on investments	(1.66)	(0.11)	1.03	0.29	0.48
Total from investment operations	$(1.41)	$0.18	$1.31	$0.51	$0.66

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.28)	$(0.28)	$(0.22)	$(0.15)
From net realized gain on investments	(0.07)	(0.26)	(0.15)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.36)	$(0.54)	$(0.43)	$(0.25)	$(0.15)
Net asset value, end of period	$10.31	$12.08	$12.44	$11.56	$11.30
Total return (%) (r)(t)	(11.44)	1.42	11.47	4.54	6.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.08	1.14	1.17	1.16
Expenses after expense reductions (f)(h)	1.06	1.08	1.10	1.10	1.10
Net investment income	2.38	2.37	2.32	1.90	1.63
Portfolio turnover	62	11	8	4	1
Net assets at end of period (000 Omitted)	$127,617	$146,794	$139,457	$130,916	$118,003

	Years ended 5/31
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.31	$12.67	$11.75	$11.48	$10.94

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.42	$0.41	$0.34	$0.30
Net realized and unrealized gain (loss) on investments	(1.70)	(0.11)	1.06	0.29	0.49
Total from investment operations	$(1.34)	$0.31	$1.47	$0.63	$0.79

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.41)	$(0.40)	$(0.33)	$(0.25)
From net realized gain on investments	(0.07)	(0.26)	(0.15)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.47)	$(0.67)	$(0.55)	$(0.36)	$(0.25)
Net asset value, end of period	$10.50	$12.31	$12.67	$11.75	$11.48
Total return (%) (r)	(10.53)	2.39	12.72	5.51	7.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.08	0.14	0.17	0.16
Expenses after expense reductions (f)(h)	0.06	0.08	0.10	0.10	0.10
Net investment income	3.37	3.36	3.30	2.91	2.63
Portfolio turnover	62	11	8	4	1
Net assets at end of period (000 Omitted)	$28,664	$31,455	$24,782	$18,158	$14,175

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$11.88	$12.31	$11.48	$11.30	$11.23

Income (loss) from investment operations
Net investment income (d)	$0.24	$0.27	$0.26	$0.22	$0.02
Net realized and unrealized gain (loss) on investments	(1.63)	(0.10)	1.04	0.29	0.05
Total from investment operations	$(1.39)	$0.17	$1.30	$0.51	$0.07

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.34)	$(0.32)	$(0.30)	$—
From net realized gain on investments	(0.07)	(0.26)	(0.15)	(0.03)	—
Total distributions declared to shareholders	$(0.36)	$(0.60)	$(0.47)	$(0.33)	$—
Net asset value, end of period	$10.13	$11.88	$12.31	$11.48	$11.30
Total return (%) (r)	(11.43)	1.32	11.44	4.49	0.62	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.14	1.30	1.37	1.36	(a)
Expenses after expense reductions (f)(h)	1.06	1.14	1.19	1.21	1.30	(a)
Net investment income	2.37	2.25	2.18	1.88	1.08	(a)
Portfolio turnover	62	11	8	4	1
Net assets at end of period (000 Omitted)	$13,293	$14,563	$4,739	$1,145	$50

	Years ended 5/31
Class R2	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.97	$12.36	$11.51	$11.29	$10.82

Income (loss) from investment operations
Net investment income (d)	$0.30	$0.33	$0.32	$0.26	$0.20
Net realized and unrealized gain (loss) on investments	(1.65)	(0.10)	1.04	0.28	0.48
Total from investment operations	$(1.35)	$0.23	$1.36	$0.54	$0.68

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.36)	$(0.29)	$(0.21)
From net realized gain on investments	(0.07)	(0.26)	(0.15)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.42)	$(0.62)	$(0.51)	$(0.32)	$(0.21)
Net asset value, end of period	$10.20	$11.97	$12.36	$11.51	$11.29
Total return (%) (r)	(10.96)	1.79	12.00	4.82	6.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.56	0.65	0.85	0.92	0.91
Expenses after expense reductions (f)(h)	0.56	0.64	0.74	0.76	0.85
Net investment income	2.89	2.74	2.61	2.29	1.85
Portfolio turnover	62	11	8	4	1
Net assets at end of period (000 Omitted)	$50,486	$53,613	$21,885	$3,004	$330

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$12.16	$12.52	$11.65	$11.41	$11.32

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.37	$0.34	$0.23	$0.04
Net realized and unrealized gain (loss) on investments	(1.69)	(0.10)	1.06	0.36 (g)	0.05
Total from investment operations	$(1.36)	$0.27	$1.40	$0.59	$0.09

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.37)	$(0.38)	$(0.32)	$—
From net realized gain on investments	(0.07)	(0.26)	(0.15)	(0.03)	—
Total distributions declared to shareholders	$(0.44)	$(0.63)	$(0.53)	$(0.35)	$—
Net asset value, end of period	$10.36	$12.16	$12.52	$11.65	$11.41
Total return (%) (r)	(10.81)	2.14	12.18	5.18	0.80	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.31	0.40	0.53	0.57	0.57	(a)
Expenses after expense reductions (f)(h)	0.31	0.40	0.49	0.50	0.51	(a)
Net investment income	3.16	3.02	2.88	2.54	1.88	(a)
Portfolio turnover	62	11	8	4	1
Net assets at end of period (000 Omitted)	$24,366	$23,001	$13,701	$2,518	$50

	Years ended 5/31
Class R4	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$12.22	$12.58	$11.68	$11.41	$11.32

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.40	$0.39	$0.29	$0.04
Net realized and unrealized gain (loss) on investments	(1.69)	(0.10)	1.05	0.34 (g)	0.05
Total from investment operations	$(1.33)	$0.30	$1.44	$0.63	$0.09

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)	$(0.39)	$(0.33)	$—
From net realized gain on investments	(0.07)	(0.26)	(0.15)	(0.03)	—
Total distributions declared to shareholders	$(0.47)	$(0.66)	$(0.54)	$(0.36)	$—
Net asset value, end of period	$10.42	$12.22	$12.58	$11.68	$11.41
Total return (%) (r)	(10.52)	2.32	12.53	5.55	0.80	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.13	0.24	0.27	0.27	(a)
Expenses after expense reductions (f)(h)	0.06	0.13	0.20	0.20	0.21	(a)
Net investment income	3.38	3.29	3.22	2.76	2.18	(a)
Portfolio turnover	62	11	8	4	1
Net assets at end of period (000 Omitted)	$17,248	$22,020	$15,512	$10,630	$50

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.16	$12.52	$11.63	$11.37	$10.86

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.34	$0.33	$0.27	$0.23
Net realized and unrealized gain (loss) on investments	(1.68)	(0.10)	1.05	0.29	0.47
Total from investment operations	$(1.37)	$0.24	$1.38	$0.56	$0.70

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.34)	$(0.27)	$(0.19)
From net realized gain on investments	(0.07)	(0.26)	(0.15)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.41)	$(0.60)	$(0.49)	$(0.30)	$(0.19)
Net asset value, end of period	$10.38	$12.16	$12.52	$11.63	$11.37
Total return (%) (r)(t)	(10.92)	1.84	12.00	4.95	6.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.48	0.65	0.74	0.77	0.76
Expenses after expense reductions (f)(h)	0.48	0.65	0.70	0.70	0.70
Net investment income	2.95	2.80	2.71	2.31	2.02
Portfolio turnover	62	11	8	4	1
Net assets at end of period (000 Omitted)	$26,409	$28,935	$26,359	$17,978	$12,840

	Years ended 5/31
Class 529B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.01	$12.40	$11.54	$11.28	$10.77

Income (loss) from investment operations
Net investment income (d)	$0.23	$0.26	$0.24	$0.19	$0.15
Net realized and unrealized gain (loss) on investments	(1.65)	(0.10)	1.04	0.29	0.48
Total from investment operations	$(1.42)	$0.16	$1.28	$0.48	$0.63

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.29)	$(0.27)	$(0.19)	$(0.12)
From net realized gain on investments	(0.07)	(0.26)	(0.15)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.36)	$(0.55)	$(0.42)	$(0.22)	$(0.12)
Net asset value, end of period	$10.23	$12.01	$12.40	$11.54	$11.28
Total return (%) (r)(t)	(11.50)	1.23	11.24	4.25	5.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.29	1.39	1.42	1.41
Expenses after expense reductions (f)(h)	1.16	1.29	1.35	1.35	1.35
Net investment income	2.28	2.10	2.04	1.65	1.38
Portfolio turnover	62	11	8	4	1
Net assets at end of period (000 Omitted)	$9,339	$7,063	$3,779	$2,008	$1,611

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.98	$12.35	$11.49	$11.25	$10.76

Income (loss) from investment operations
Net investment income (d)	$0.23	$0.26	$0.24	$0.19	$0.15
Net realized and unrealized gain (loss) on investments	(1.64)	(0.11)	1.04	0.29	0.47
Total from investment operations	$(1.41)	$0.15	$1.28	$0.48	$0.62

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.26)	$(0.27)	$(0.21)	$(0.13)
From net realized gain on investments	(0.07)	(0.26)	(0.15)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.34)	$(0.52)	$(0.42)	$(0.24)	$(0.13)
Net asset value, end of period	$10.23	$11.98	$12.35	$11.49	$11.25
Total return (%) (r)(t)	(11.47)	1.18	11.22	4.29	5.79

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.30	1.39	1.42	1.41
Expenses after expense reductions (f)(h)	1.16	1.30	1.35	1.35	1.35
Net investment income	2.28	2.15	2.06	1.66	1.37
Portfolio turnover	62	11	8	4	1
Net assets at end of period (000 Omitted)	$15,970	$16,618	$14,845	$11,031	$7,522

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.60	$14.27	$12.76	$12.21	$11.44

Income (loss) from investment operations
Net investment income (d)	$0.28	$0.33	$0.30	$0.25	$0.25
Net realized and unrealized gain (loss) on investments	(3.03)	(0.23)	1.71	0.66	0.73
Total from investment operations	$(2.75)	$0.10	$2.01	$0.91	$0.98

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.35)	$(0.34)	$(0.31)	$(0.21)
From net realized gain on investments	(0.08)	(0.42)	(0.16)	(0.05)	(0.00	)(w)
Total distributions declared to shareholders	$(0.43)	$(0.77)	$(0.50)	$(0.36)	$(0.21)
Net asset value, end of period	$10.42	$13.60	$14.27	$12.76	$12.21
Total return (%) (r)(t)	(19.86)	0.69	16.02	7.50	8.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.37	0.41	0.46	0.47	0.48
Expenses after expense reductions (f)(h)	0.37	0.41	0.45	0.45	0.45
Net investment income	2.63	2.39	2.22	1.97	2.09
Portfolio turnover	44	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$621,322	$855,064	$905,702	$773,647	$643,285

	Years ended 5/31
Class B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.44	$14.13	$12.64	$12.10	$11.36

Income (loss) from investment operations
Net investment income (d)	$0.21	$0.24	$0.21	$0.17	$0.17
Net realized and unrealized gain (loss) on investments	(2.99)	(0.23)	1.69	0.66	0.71
Total from investment operations	$(2.78)	$0.01	$1.90	$0.83	$0.88

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.28)	$(0.25)	$(0.24)	$(0.14)
From net realized gain on investments	(0.08)	(0.42)	(0.16)	(0.05)	(0.00	)(w)
Total distributions declared to shareholders	$(0.34)	$(0.70)	$(0.41)	$(0.29)	$(0.14)
Net asset value, end of period	$10.32	$13.44	$14.13	$12.64	$12.10
Total return (%) (r)(t)	(20.40)	0.03	15.26	6.85	7.75

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.06	1.11	1.12	1.13
Expenses after expense reductions (f)(h)	1.04	1.06	1.10	1.10	1.10
Net investment income	1.95	1.74	1.58	1.32	1.44
Portfolio turnover	44	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$319,556	$497,161	$559,478	$525,991	$471,665

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.41	$14.11	$12.63	$12.09	$11.36

Income (loss) from investment operations
Net investment income (d)	$0.21	$0.24	$0.21	$0.17	$0.17
Net realized and unrealized gain (loss) on investments	(2.97)	(0.24)	1.68	0.66	0.70
Total from investment operations	$(2.76)	$—	$1.89	$0.83	$0.87

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.28)	$(0.25)	$(0.24)	$(0.14)
From net realized gain on investments	(0.08)	(0.42)	(0.16)	(0.05)	(0.00	)(w)
Total distributions declared to shareholders	$(0.35)	$(0.70)	$(0.41)	$(0.29)	$(0.14)
Net asset value, end of period	$10.30	$13.41	$14.11	$12.63	$12.09
Total return (%) (r)(t)	(20.32)	(0.03)	15.22	6.90	7.67

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.06	1.11	1.12	1.13
Expenses after expense reductions (f)(h)	1.04	1.06	1.10	1.10	1.10
Net investment income	1.95	1.74	1.58	1.32	1.44
Portfolio turnover	44	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$304,786	$424,551	$455,611	$408,740	$335,759

	Years ended 5/31
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.74	$14.40	$12.87	$12.30	$11.53

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.38	$0.35	$0.30	$0.30
Net realized and unrealized gain (loss) on investments	(3.07)	(0.23)	1.72	0.67	0.71
Total from investment operations	$(2.75)	$0.15	$2.07	$0.97	$1.01

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.39)	$(0.38)	$(0.35)	$(0.24)
From net realized gain on investments	(0.08)	(0.42)	(0.16)	(0.05)	(0.00	)(w)
Total distributions declared to shareholders	$(0.47)	$(0.81)	$(0.54)	$(0.40)	$(0.24)
Net asset value, end of period	$10.52	$13.74	$14.40	$12.87	$12.30
Total return (%) (r)	(19.58)	1.04	16.41	7.95	8.75

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.04	0.06	0.11	0.12	0.13
Expenses after expense reductions (f)(h)	0.04	0.06	0.10	0.10	0.10
Net investment income	2.95	2.74	2.57	2.32	2.46
Portfolio turnover	44	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$37,294	$48,815	$44,957	$40,643	$32,927
See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$13.21	$13.94	$12.54	$12.09	$12.03

Income (loss) from investment operations
Net investment income (d)	$0.20	$0.22	$0.19	$0.14	$0.01
Net realized and unrealized gain (loss) on investments	(2.93)	(0.22)	1.67	0.68	0.05
Total from investment operations	$(2.73)	$—	$1.86	$0.82	$0.06

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.31)	$(0.30)	$(0.32)	$—
From net realized gain on investments	(0.08)	(0.42)	(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.36)	$(0.73)	$(0.46)	$(0.37)	$—
Net asset value, end of period	$10.12	$13.21	$13.94	$12.54	$12.09
Total return (%) (r)	(20.35)	(0.05)	15.06	6.84	0.50	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.12	1.28	1.32	1.33	(a)
Expenses after expense reductions (f)(h)	1.04	1.12	1.19	1.20	1.30	(a)
Net investment income	1.97	1.66	1.46	1.18	0.57	(a)
Portfolio turnover	44	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$29,031	$33,921	$14,507	$4,640	$52

	Years ended 5/31
Class R2	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.39	$14.08	$12.64	$12.11	$11.39

Income (loss) from investment operations
Net investment income (d)	$0.26	$0.29	$0.25	$0.19	$0.20
Net realized and unrealized gain (loss) on investments	(2.98)	(0.22)	1.68	0.69	0.72
Total from investment operations	$(2.72)	$0.07	$1.93	$0.88	$0.92

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.33)	$(0.30)	$(0.20)
From net realized gain on investments	(0.08)	(0.42)	(0.16)	(0.05)	(0.00	)(w)
Total distributions declared to shareholders	$(0.42)	$(0.76)	$(0.49)	$(0.35)	$(0.20)
Net asset value, end of period	$10.25	$13.39	$14.08	$12.64	$12.11
Total return (%) (r)	(19.97)	0.47	15.56	7.28	8.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.54	0.63	0.82	0.87	0.88
Expenses after expense reductions (f)(h)	0.54	0.63	0.74	0.77	0.85
Net investment income	2.46	2.15	1.86	1.59	1.68
Portfolio turnover	44	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$121,453	$153,326	$68,519	$18,161	$2,763

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$13.53	$14.20	$12.73	$12.20	$12.12

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.33	$0.29	$0.22	$0.03
Net realized and unrealized gain (loss) on investments	(3.02)	(0.23)	1.69	0.70	0.05
Total from investment operations	$(2.73)	$0.10	$1.98	$0.92	$0.08

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)	$(0.35)	$(0.34)	$—
From net realized gain on investments	(0.08)	(0.42)	(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.44)	$(0.77)	$(0.51)	$(0.39)	$—
Net asset value, end of period	$10.36	$13.53	$14.20	$12.73	$12.20
Total return (%) (r)	(19.77)	0.71	15.85	7.59	0.66	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.29	0.39	0.51	0.52	0.53	(a)
Expenses after expense reductions (f)(h)	0.29	0.39	0.49	0.50	0.50	(a)
Net investment income	2.72	2.41	2.15	1.78	1.37	(a)
Portfolio turnover	44	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$86,364	$106,643	$87,814	$27,954	$50

	Years ended 5/31
Class R4	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$13.60	$14.25	$12.75	$12.21	$12.12

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.36	$0.33	$0.23	$0.03
Net realized and unrealized gain (loss) on investments	(3.04)	(0.21)	1.70	0.71	0.06
Total from investment operations	$(2.72)	$0.15	$2.03	$0.94	$0.09

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)	$(0.37)	$(0.35)	$—
From net realized gain on investments	(0.08)	(0.42)	(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.47)	$(0.80)	$(0.53)	$(0.40)	$—
Net asset value, end of period	$10.41	$13.60	$14.25	$12.75	$12.21
Total return (%) (r)	(19.56)	1.01	16.24	7.76	0.74	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.04	0.11	0.21	0.22	0.23	(a)
Expenses after expense reductions (f)(h)	0.04	0.11	0.20	0.20	0.20	(a)
Net investment income	2.98	2.65	2.47	1.99	1.67	(a)
Portfolio turnover	44	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$57,284	$65,841	$42,690	$28,253	$50

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.54	$14.20	$12.71	$12.16	$11.42

Income (loss) from investment operations
Net investment income (d)	$0.27	$0.30	$0.26	$0.22	$0.22
Net realized and unrealized gain (loss) on investments	(3.01)	(0.23)	1.70	0.66	0.71
Total from investment operations	$(2.74)	$0.07	$1.96	$0.88	$0.93

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.31)	$(0.31)	$(0.28)	$(0.19)
From net realized gain on investments	(0.08)	(0.42)	(0.16)	(0.05)	(0.00	)(w)
Total distributions declared to shareholders	$(0.42)	$(0.73)	$(0.47)	$(0.33)	$(0.19)
Net asset value, end of period	$10.38	$13.54	$14.20	$12.71	$12.16
Total return (%) (r)(t)	(19.91)	0.44	15.67	7.32	8.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.47	0.63	0.71	0.72	0.73
Expenses after expense reductions (f)(h)	0.46	0.63	0.70	0.70	0.70
Net investment income	2.54	2.16	1.97	1.72	1.82
Portfolio turnover	44	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$33,543	$40,969	$37,441	$29,414	$23,623

	Years ended 5/31
Class 529B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.35	$14.01	$12.56	$12.04	$11.33

Income (loss) from investment operations
Net investment income (d)	$0.20	$0.20	$0.17	$0.13	$0.14
Net realized and unrealized gain (loss) on investments	(2.98)	(0.22)	1.68	0.66	0.70
Total from investment operations	$(2.78)	$(0.02)	$1.85	$0.79	$0.84

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.22)	$(0.24)	$(0.22)	$(0.13)
From net realized gain on investments	(0.08)	(0.42)	(0.16)	(0.05)	(0.00	)(w)
Total distributions declared to shareholders	$(0.33)	$(0.64)	$(0.40)	$(0.27)	$(0.13)
Net asset value, end of period	$10.24	$13.35	$14.01	$12.56	$12.04
Total return (%) (r)(t)	(20.51)	(0.18)	14.93	6.63	7.42

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.28	1.36	1.37	1.38
Expenses after expense reductions (f)(h)	1.14	1.28	1.35	1.35	1.35
Net investment income	1.86	1.51	1.32	1.07	1.18
Portfolio turnover	44	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$19,147	$25,444	$22,586	$16,274	$10,673

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.35	$14.04	$12.58	$12.05	$11.33

Income (loss) from investment operations
Net investment income (d)	$0.19	$0.21	$0.17	$0.13	$0.14
Net realized and unrealized gain (loss) on investments	(2.96)	(0.23)	1.68	0.67	0.70
Total from investment operations	$(2.77)	$(0.02)	$1.85	$0.80	$0.84

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.25)	$(0.23)	$(0.22)	$(0.12)
From net realized gain on investments	(0.08)	(0.42)	(0.16)	(0.05)	(0.00	)(w)
Total distributions declared to shareholders	$(0.34)	$(0.67)	$(0.39)	$(0.27)	$(0.12)
Net asset value, end of period	$10.24	$13.35	$14.04	$12.58	$12.05
Total return (%) (r)(t)	(20.46)	(0.21)	14.94	6.63	7.42

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.28	1.36	1.37	1.38
Expenses after expense reductions (f)(h)	1.14	1.28	1.35	1.35	1.35
Net investment income	1.83	1.52	1.32	1.07	1.19
Portfolio turnover	44	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$15,571	$17,376	$17,364	$13,978	$10,547
Any	redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.91	$16.05	$13.88	$12.87	$11.94

Income (loss) from investment operations
Net investment income (d)	$0.21	$0.23	$0.20	$0.16	$0.22
Net realized and unrealized gain (loss) on investments	(4.43)	(0.34)	2.48	1.27	0.91
Total from investment operations	$(4.22)	$(0.11)	$2.68	$1.43	$1.13

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.35)	$(0.29)	$(0.32)	$(0.20)
From net realized gain on investments	(0.18)	(0.68)	(0.22)	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.46)	$(1.03)	$(0.51)	$(0.42)	$(0.20)
Net asset value, end of period	$10.23	$14.91	$16.05	$13.88	$12.87
Total return (%) (r)(t)	(27.93)	(0.77)	19.63	11.13	9.41

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.37	0.41	0.46	0.49	0.49
Expenses after expense reductions (f)(h)	0.37	0.40	0.44	0.45	0.45
Net investment income	1.95	1.53	1.36	1.17	1.79
Portfolio turnover	40	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$711,516	$1,051,512	$1,129,667	$880,411	$645,029

	Years ended 5/31
Class B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.70	$15.83	$13.70	$12.72	$11.82

Income (loss) from investment operations
Net investment income (d)	$0.14	$0.13	$0.10	$0.07	$0.14
Net realized and unrealized gain (loss) on investments	(4.37)	(0.34)	2.45	1.25	0.89
Total from investment operations	$(4.23)	$(0.21)	$2.55	$1.32	$1.03

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.24)	$(0.20)	$(0.24)	$(0.13)
From net realized gain on investments	(0.18)	(0.68)	(0.22)	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.36)	$(0.92)	$(0.42)	$(0.34)	$(0.13)
Net asset value, end of period	$10.11	$14.70	$15.83	$13.70	$12.72
Total return (%) (r)(t)	(28.45)	(1.41)	18.85	10.40	8.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.06	1.11	1.14	1.14
Expenses after expense reductions (f)(h)	1.04	1.06	1.09	1.10	1.10
Net investment income	1.27	0.89	0.71	0.51	1.15
Portfolio turnover	40	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$355,740	$593,661	$690,098	$594,867	$461,019

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.68	$15.81	$13.69	$12.71	$11.81

Income (loss) from investment operations
Net investment income (d)	$0.14	$0.13	$0.10	$0.07	$0.14
Net realized and unrealized gain (loss) on investments	(4.36)	(0.33)	2.44	1.25	0.89
Total from investment operations	$(4.22)	$(0.20)	$2.54	$1.32	$1.03

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.25)	$(0.20)	$(0.24)	$(0.13)
From net realized gain on investments	(0.18)	(0.68)	(0.22)	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.37)	$(0.93)	$(0.42)	$(0.34)	$(0.13)
Net asset value, end of period	$10.09	$14.68	$15.81	$13.69	$12.71
Total return (%) (r)(t)	(28.45)	(1.37)	18.82	10.44	8.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.06	1.11	1.14	1.14
Expenses after expense reductions (f)(h)	1.04	1.06	1.09	1.10	1.10
Net investment income	1.27	0.89	0.71	0.51	1.13
Portfolio turnover	40	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$321,565	$503,816	$542,939	$448,003	$331,896

	Years ended 5/31
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.02	$16.16	$13.97	$12.94	$11.99

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.29	$0.26	$0.21	$0.28
Net realized and unrealized gain (loss) on investments	(4.48)	(0.34)	2.49	1.28	0.90
Total from investment operations	$(4.23)	$(0.05)	$2.75	$1.49	$1.18

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.41)	$(0.34)	$(0.36)	$(0.23)
From net realized gain on investments	(0.18)	(0.68)	(0.22)	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.50)	$(1.09)	$(0.56)	$(0.46)	$(0.23)
Net asset value, end of period	$10.29	$15.02	$16.16	$13.97	$12.94
Total return (%) (r)	(27.71)	(0.41)	20.02	11.56	9.81

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.04	0.05	0.11	0.14	0.14
Expenses after expense reductions (f)(h)	0.04	0.05	0.09	0.10	0.10
Net investment income	2.28	1.89	1.71	1.52	2.22
Portfolio turnover	40	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$52,761	$67,823	$61,883	$53,465	$40,853

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$14.43	$15.64	$13.59	$12.71	$12.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.08	$0.06	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	(4.29)	(0.35)	2.43	1.25	0.01
Total from investment operations	$(4.16)	$(0.22)	$2.51	$1.31	$0.01

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.31)	$(0.24)	$(0.33)	$—
From net realized gain on investments	(0.18)	(0.68)	(0.22)	(0.10)	—
Total distributions declared to shareholders	$(0.38)	$(0.99)	$(0.46)	$(0.43)	$—
Net asset value, end of period	$9.89	$14.43	$15.64	$13.59	$12.71
Total return (%) (r)	(28.49)	(1.49)	18.72	10.37	0.08	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.12	1.28	1.34	1.34	(a)
Expenses after expense reductions (f)(h)	1.04	1.12	1.19	1.20	1.30	(a)
Net investment income (loss)	1.28	0.86	0.58	0.47	(0.18	)(a)
Portfolio turnover	40	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$31,915	$41,443	$17,596	$5,164	$50

	Years ended 5/31
Class R2	2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.66	$15.82	$13.73	$12.76	$11.90

Income (loss) from investment operations
Net investment income (d)	$0.19	$0.19	$0.15	$0.10	$0.16
Net realized and unrealized gain (loss) on investments	(4.37)	(0.32)	2.45	1.28	0.90
Total from investment operations	$(4.18)	$(0.13)	$2.60	$1.38	$1.06

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.35)	$(0.29)	$(0.31)	$(0.20)
From net realized gain on investments	(0.18)	(0.68)	(0.22)	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.44)	$(1.03)	$(0.51)	$(0.41)	$(0.20)
Net asset value, end of period	$10.04	$14.66	$15.82	$13.73	$12.76
Total return (%) (r)	(28.09)	(0.95)	19.19	10.81	8.91

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.54	0.63	0.83	0.89	0.89
Expenses after expense reductions (f)(h)	0.54	0.63	0.74	0.77	0.85
Net investment income	1.77	1.31	1.02	0.76	1.35
Portfolio turnover	40	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$126,516	$169,705	$71,128	$20,059	$2,963

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$14.83	$15.97	$13.84	$12.87	$12.84

Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.19	$0.12	$0.01
Net realized and unrealized gain (loss) on investments	(4.42)	(0.33)	2.47	1.30	0.02
Total from investment operations	$(4.20)	$(0.10)	$2.66	$1.42	$0.03

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.36)	$(0.31)	$(0.35)	$—
From net realized gain on investments	(0.18)	(0.68)	(0.22)	(0.10)	—
Total distributions declared to shareholders	$(0.47)	$(1.04)	$(0.53)	$(0.45)	$—
Net asset value, end of period	$10.16	$14.83	$15.97	$13.84	$12.87
Total return (%) (r)	(27.91)	(0.73)	19.55	11.04	0.23	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.29	0.39	0.51	0.54	0.54	(a)
Expenses after expense reductions (f)(h)	0.29	0.39	0.49	0.50	0.50	(a)
Net investment income	2.03	1.55	1.28	0.94	0.60	(a)
Portfolio turnover	40	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$72,481	$99,983	$80,683	$12,724	$50

	Years ended 5/31
Class R4	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$14.92	$16.06	$13.89	$12.88	$12.84

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.28	$0.24	$0.14	$0.02
Net realized and unrealized gain (loss) on investments	(4.45)	(0.34)	2.48	1.33	0.02
Total from investment operations	$(4.20)	$(0.06)	$2.72	$1.47	$0.04

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.40)	$(0.33)	$(0.36)	$—
From net realized gain on investments	(0.18)	(0.68)	(0.22)	(0.10)	—
Total distributions declared to shareholders	$(0.50)	$(1.08)	$(0.55)	$(0.46)	$—
Net asset value, end of period	$10.22	$14.92	$16.06	$13.89	$12.88
Total return (%) (r)	(27.69)	(0.48)	19.88	11.45	0.31	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.04	0.11	0.21	0.24	0.25	(a)
Expenses after expense reductions (f)(h)	0.04	0.11	0.20	0.20	0.21	(a)
Net investment income	2.28	1.88	1.60	1.06	0.91	(a)
Portfolio turnover	40	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$40,455	$71,253	$49,144	$32,963	$50

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.83	$15.96	$13.81	$12.82	$11.90

Income (loss) from investment operations
Net investment income (d)	$0.20	$0.20	$0.16	$0.13	$0.18
Net realized and unrealized gain (loss) on investments	(4.42)	(0.33)	2.47	1.25	0.91
Total from investment operations	$(4.22)	$(0.13)	$2.63	$1.38	$1.09

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.32)	$(0.26)	$(0.29)	$(0.17)
From net realized gain on investments	(0.18)	(0.68)	(0.22)	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.44)	$(1.00)	$(0.48)	$(0.39)	$(0.17)
Net asset value, end of period	$10.17	$14.83	$15.96	$13.81	$12.82
Total return (%) (r)(t)	(28.06)	(0.91)	19.32	10.80	9.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.47	0.63	0.71	0.74	0.74
Expenses after expense reductions (f)(h)	0.47	0.63	0.69	0.70	0.70
Net investment income	1.86	1.31	1.10	0.91	1.48
Portfolio turnover	40	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$42,897	$55,013	$49,948	$36,241	$26,537

	Years ended 5/31
Class 529B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.59	$15.72	$13.62	$12.65	$11.77

Income (loss) from investment operations
Net investment income (d)	$0.12	$0.10	$0.07	$0.04	$0.11
Net realized and unrealized gain (loss) on investments	(4.33)	(0.33)	2.42	1.24	0.88
Total from investment operations	$(4.21)	$(0.23)	$2.49	$1.28	$0.99

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.22)	$(0.17)	$(0.21)	$(0.11)
From net realized gain on investments	(0.18)	(0.68)	(0.22)	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.36)	$(0.90)	$(0.39)	$(0.31)	$(0.11)
Net asset value, end of period	$10.02	$14.59	$15.72	$13.62	$12.65
Total return (%) (r)(t)	(28.54)	(1.56)	18.52	10.15	8.39

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.28	1.36	1.39	1.39
Expenses after expense reductions (f)(h)	1.14	1.28	1.34	1.35	1.35
Net investment income	1.18	0.66	0.46	0.26	0.90
Portfolio turnover	40	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$26,142	$34,861	$34,319	$25,755	$19,855

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.57	$15.71	$13.62	$12.65	$11.76

Income (loss) from investment operations
Net investment income (d)	$0.12	$0.10	$0.07	$0.04	$0.11
Net realized and unrealized gain (loss) on investments	(4.33)	(0.34)	2.42	1.25	0.89
Total from investment operations	$(4.21)	$(0.24)	$2.49	$1.29	$1.00

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.22)	$(0.18)	$(0.22)	$(0.11)
From net realized gain on investments	(0.18)	(0.68)	(0.22)	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.36)	$(0.90)	$(0.40)	$(0.32)	$(0.11)
Net asset value, end of period	$10.00	$14.57	$15.71	$13.62	$12.65
Total return (%) (r)(t)	(28.54)	(1.61)	18.50	10.20	8.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.28	1.36	1.39	1.39
Expenses after expense reductions (f)(h)	1.14	1.28	1.34	1.35	1.35
Net investment income	1.12	0.67	0.45	0.26	0.91
Portfolio turnover	40	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$19,471	$20,908	$20,282	$14,713	$10,688

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.80	$17.28	$14.44	$13.07	$12.12

Income (loss) from investment operations
Net investment income (d)	$0.07	$0.06	$0.04	$0.00 (w)	$0.13
Net realized and unrealized gain (loss) on investments	(5.48)	(0.47)	3.16	1.69	0.96
Total from investment operations	$(5.41)	$(0.41)	$3.20	$1.69	$1.09

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.26)	$(0.12)	$(0.19)	$(0.14)
From net realized gain on investments	(0.24)	(0.81)	(0.24)	(0.13)	(0.00	)(w)
Total distributions declared to shareholders	$(0.40)	$(1.07)	$(0.36)	$(0.32)	$(0.14)
Net asset value, end of period	$9.99	$15.80	$17.28	$14.44	$13.07
Total return (%) (r)(t)	(33.89)	(2.50)	22.45	12.94	8.98

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.39	0.41	0.49	0.51	0.54
Expenses after expense reductions (f)(h)	0.39	0.41	0.45	0.45	0.45
Net investment income	0.69	0.37	0.23	0.02	1.06
Portfolio turnover	23	9	3	1	1
Net assets at end of period (000 Omitted)	$302,094	$469,636	$513,017	$396,481	$293,814

	Years ended 5/31
Class B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.57	$17.03	$14.25	$12.92	$12.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00 (w)	$(0.05)	$(0.06)	$(0.09)	$0.05
Net realized and unrealized gain (loss) on investments	(5.38)	(0.46)	3.11	1.67	0.94
Total from investment operations	$(5.38)	$(0.51)	$3.05	$1.58	$0.99

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.14)	$(0.03)	$(0.12)	$(0.08)
From net realized gain on investments	(0.24)	(0.81)	(0.24)	(0.13)	(0.00	)(w)
Total distributions declared to shareholders	$(0.36)	$(0.95)	$(0.27)	$(0.25)	$(0.08)
Net asset value, end of period	$9.83	$15.57	$17.03	$14.25	$12.92
Total return (%) (r)(t)	(34.28)	(3.11)	21.60	12.21	8.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.07	1.14	1.16	1.19
Expenses after expense reductions (f)(h)	1.06	1.06	1.10	1.10	1.10
Net investment income (loss)	0.02	(0.29)	(0.41)	(0.65)	0.42
Portfolio turnover	23	9	3	1	1
Net assets at end of period (000 Omitted)	$125,014	$219,017	$263,272	$220,003	$159,948

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.55	$17.02	$14.24	$12.91	$11.99

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00 (w)	$(0.05)	$(0.06)	$(0.09)	$0.05
Net realized and unrealized gain (loss) on investments	(5.38)	(0.46)	3.11	1.67	0.94
Total from investment operations	$(5.38)	$(0.51)	$3.05	$1.58	$0.99

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)	$(0.03)	$(0.12)	$(0.07)
From net realized gain on investments	(0.24)	(0.81)	(0.24)	(0.13)	(0.00	)(w)
Total distributions declared to shareholders	$(0.36)	$(0.96)	$(0.27)	$(0.25)	$(0.07)
Net asset value, end of period	$9.81	$15.55	$17.02	$14.24	$12.91
Total return (%) (r)(t)	(34.31)	(3.13)	21.65	12.20	8.25

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.07	1.14	1.16	1.19
Expenses after expense reductions (f)(h)	1.06	1.06	1.09	1.10	1.10
Net investment income (loss)	0.02	(0.28)	(0.42)	(0.65)	0.42
Portfolio turnover	23	9	3	1	1
Net assets at end of period (000 Omitted)	$114,853	$190,963	$213,653	$162,999	$121,631

	Years ended 5/31
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.97	$17.45	$14.57	$13.19	$12.22

Income (loss) from investment operations
Net investment income (d)	$0.11	$0.12	$0.09	$0.05	$0.19
Net realized and unrealized gain (loss) on investments	(5.54)	(0.47)	3.20	1.70	0.95
Total from investment operations	$(5.43)	$(0.35)	$3.29	$1.75	$1.14

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.32)	$(0.17)	$(0.24)	$(0.17)
From net realized gain on investments	(0.24)	(0.81)	(0.24)	(0.13)	(0.00	)(w)
Total distributions declared to shareholders	$(0.42)	$(1.13)	$(0.41)	$(0.37)	$(0.17)
Net asset value, end of period	$10.12	$15.97	$17.45	$14.57	$13.19
Total return (%) (r)	(33.61)	(2.13)	22.91	13.27	9.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.06	0.14	0.16	0.19
Expenses after expense reductions (f)(h)	0.06	0.06	0.10	0.10	0.10
Net investment income	1.02	0.73	0.58	0.34	1.48
Portfolio turnover	23	9	3	1	1
Net assets at end of period (000 Omitted)	$42,422	$60,291	$60,173	$49,636	$37,069

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.32	$16.86	$14.15	$12.92	$12.93

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00 (w)	$(0.05)	$(0.08)	$(0.11)	$(0.03)
Net realized and unrealized gain (loss) on investments	(5.31)	(0.47)	3.10	1.66	0.02
Total from investment operations	$(5.31)	$(0.52)	$3.02	$1.55	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.21)	$(0.07)	$(0.19)	$—
From net realized gain on investments	(0.24)	(0.81)	(0.24)	(0.13)	—
Total distributions declared to shareholders	$(0.36)	$(1.02)	$(0.31)	$(0.32)	$—
Net asset value, end of period	$9.65	$15.32	$16.86	$14.15	$12.92
Total return (%) (r)	(34.31)	(3.21)	21.58	12.03	(0.08	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.13	1.31	1.36	1.39	(a)
Expenses after expense reductions (f)(h)	1.06	1.13	1.19	1.21	1.30	(a)
Net investment income (loss)	0.03	(0.31)	(0.54)	(0.79)	(1.29	)(a)
Portfolio turnover	23	9	3	1	1
Net assets at end of period (000 Omitted)	$18,424	$26,092	$12,146	$4,093	$50

	Years ended 5/31
Class R2	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.55	$17.06	$14.29	$12.98	$12.09

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02	$(0.02)	$(0.05)	$0.03
Net realized and unrealized gain (loss) on investments	(5.39)	(0.47)	3.14	1.67	1.00
Total from investment operations	$(5.33)	$(0.45)	$3.12	$1.62	$1.03

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.25)	$(0.11)	$(0.18)	$(0.14)
From net realized gain on investments	(0.24)	(0.81)	(0.24)	(0.13)	(0.00	)(w)
Total distributions declared to shareholders	$(0.40)	$(1.06)	$(0.35)	$(0.31)	$(0.14)
Net asset value, end of period	$9.82	$15.55	$17.06	$14.29	$12.98
Total return (%) (r)	(33.94)	(2.77)	22.12	12.52	8.54

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.56	0.64	0.86	0.91	0.94
Expenses after expense reductions (f)(h)	0.56	0.64	0.74	0.77	0.85
Net investment income (loss)	0.53	0.16	(0.13)	(0.38)	0.31
Portfolio turnover	23	9	3	1	1
Net assets at end of period (000 Omitted)	$68,324	$97,410	$45,727	$11,483	$1,978

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.71	$17.19	$14.39	$13.07	$13.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.06	$0.02	$(0.02)	$(0.01)
Net realized and unrealized gain (loss) on investments	(5.44)	(0.47)	3.16	1.69	0.02
Total from investment operations	$(5.36)	$(0.41)	$3.18	$1.67	$0.01

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.26)	$(0.14)	$(0.22)	$—
From net realized gain on investments	(0.24)	(0.81)	(0.24)	(0.13)	—
Total distributions declared to shareholders	$(0.41)	$(1.07)	$(0.38)	$(0.35)	$—
Net asset value, end of period	$9.94	$15.71	$17.19	$14.39	$13.07
Total return (%) (r)	(33.78)	(2.47)	22.41	12.82	0.08	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.31	0.40	0.54	0.56	0.59	(a)
Expenses after expense reductions (f)(h)	0.31	0.40	0.49	0.50	0.50	(a)
Net investment income (loss)	0.77	0.40	0.14	(0.15)	(0.50	)(a)
Portfolio turnover	23	9	3	1	1
Net assets at end of period (000 Omitted)	$41,092	$57,129	$45,124	$7,251	$50

	Years ended 5/31
Class R4	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.80	$17.28	$14.43	$13.07	$13.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.11	$0.07	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	(5.49)	(0.48)	3.18	1.74	0.01
Total from investment operations	$(5.38)	$(0.37)	$3.25	$1.73	$0.01

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.30)	$(0.16)	$(0.24)	$—
From net realized gain on investments	(0.24)	(0.81)	(0.24)	(0.13)	—
Total distributions declared to shareholders	$(0.42)	$(1.11)	$(0.40)	$(0.37)	$—
Net asset value, end of period	$10.00	$15.80	$17.28	$14.43	$13.07
Total return (%) (r)	(33.66)	(2.24)	22.81	13.23	0.08	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.12	0.24	0.26	0.29	(a)
Expenses after expense reductions (f)(h)	0.06	0.12	0.20	0.20	0.20	(a)
Net investment income (loss)	1.00	0.67	0.47	(0.07)	(0.19	)(a)
Portfolio turnover	23	9	3	1	1
Net assets at end of period (000 Omitted)	$45,153	$93,828	$84,407	$67,013	$50

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2009	2008	2007		2006	2005
Net asset value, beginning of period	$15.71	$17.20	$14.38		$13.03	$12.10

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02	$(0.00	)(w)	$(0.04)	$0.09
Net realized and unrealized gain (loss) on investments	(5.44)	(0.48)	3.15		1.69	0.96
Total from investment operations	$(5.38)	$(0.46)	$3.15		$1.65	$1.05

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.22)	$(0.09)		$(0.17)	$(0.12)
From net realized gain on investments	(0.24)	(0.81)	(0.24)		(0.13)	(0.00	)(w)
Total distributions declared to shareholders	$(0.39)	$(1.03)	$(0.33)		$(0.30)	$(0.12)
Net asset value, end of period	$9.94	$15.71	$17.20		$14.38	$13.03
Total return (%) (r)(t)	(33.91)	(2.78)	22.16		12.66	8.66

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.49	0.64	0.74		0.76	0.79
Expenses after expense reductions (f)(h)	0.49	0.64	0.70		0.70	0.70
Net investment income (loss)	0.60	0.15	(0.02)		(0.25)	0.75
Portfolio turnover	23	9	3		1	1
Net assets at end of period (000 Omitted)	$29,040	$45,509	$44,563		$31,747	$22,247

	Years ended 5/31
Class 529B	2009	2008	2007		2006	2005
Net asset value, beginning of period	$15.41	$16.87	$14.12		$12.82	$11.92

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.08)	$(0.10)		$(0.12)	$0.02
Net realized and unrealized gain (loss) on investments	(5.33)	(0.46)	3.09		1.64	0.93
Total from investment operations	$(5.34)	$(0.54)	$2.99		$1.52	$0.95

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.11)	$—		$(0.09)	$(0.05)
From net realized gain on investments	(0.24)	(0.81)	(0.24)		(0.13)	(0.00	)(w)
Total distributions declared to shareholders	$(0.34)	$(0.92)	$(0.24)		$(0.22)	$(0.05)
Net asset value, end of period	$9.73	$15.41	$16.87		$14.12	$12.82
Total return (%) (r)(t)	(34.34)	(3.32)	21.37		11.82	7.98

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.29	1.39		1.41	1.44
Expenses after expense reductions (f)(h)	1.16	1.29	1.35		1.35	1.35
Net investment income (loss)	(0.07)	(0.51)	(0.66)		(0.89)	0.18
Portfolio turnover	23	9	3		1	1
Net assets at end of period (000 Omitted)	$12,555	$24,237	$26,887		$22,559	$17,698

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2009	2008	2007		2006	2005
Net asset value, beginning of period	$15.40	$16.88	$14.13		$12.83	$11.94

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.08)	$(0.10)		$(0.13)	$0.02
Net realized and unrealized gain (loss) on investments	(5.33)	(0.47)	3.09		1.66	0.93
Total from investment operations	$(5.34)	$(0.55)	$2.99		$1.53	$0.95

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.12)	$(0.00	)(w)	$(0.10)	$(0.06)
From net realized gain on investments	(0.24)	(0.81)	(0.24)		(0.13)	(0.00	)(w)
Total distributions declared to shareholders	$(0.35)	$(0.93)	$(0.24)		$(0.23)	$(0.06)
Net asset value, end of period	$9.71	$15.40	$16.88		$14.13	$12.83
Total return (%) (r)(t)	(34.34)	(3.37)	21.39		11.94	7.95

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.29	1.39		1.41	1.44
Expenses after expense reductions (f)(h)	1.16	1.29	1.34		1.35	1.35
Net investment income (loss)	(0.10)	(0.51)	(0.69)		(0.90)	0.18
Portfolio turnover	23	9	3		1	1
Net assets at end of period (000 Omitted)	$9,701	$12,991	$12,982		$8,460	$5,221
Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Additional information, including each underlying fund’s accounting policies, is outlined in the underlying fund’s financial statements which are available upon request.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” refers to the underlying fund in which the fund of fund invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of

Notes to Financial Statements – continued

the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Each fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of each fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of May 31, 2009 in valuing each fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund
Investments in Securities	$688,350,142	$567,000	$—	$688,917,142
Other Financial Instruments	$—	$—	$—	$—

MFS Moderate Allocation Fund
Investments in Securities	$1,644,268,763	$308,000	$—	$1,644,576,763
Other Financial Instruments	$—	$—	$—	$—

MFS Growth Allocation Fund
Investments in Securities	$1,801,170,939	$584,000	$—	$1,801,754,939
Other Financial Instruments	$—	$—	$—	$—

MFS Aggressive Growth Allocation Fund
Investments in Securities	$808,041,809	$589,000	$—	$808,630,809
Other Financial Instruments	$—	$—	$—	$—

In April 2009, FASB Staff Position (FSP) 157-4 was issued and is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Management is evaluating the application of the FSP to the fund, and believes the impact resulting from the adoption of this FSP will be limited to expanded disclosure in the fund’s financial statements.

Repurchase Agreements – Each fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. Each fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to each fund under each such repurchase agreement. Each fund and other funds managed by Massachusetts Financial Services Company (MFS) may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Notes to Financial Statements – continued

Derivatives – Each fund invests in underlying funds that may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the underlying funds, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period each fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about each fund’s use of and accounting for derivative instruments and the effect of derivative instruments on each fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, each fund’s derivatives are not accounted for as hedging instruments under FAS 133. As such, even though each fund may use derivatives in an attempt to achieve an economic hedge, each fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the funds did not hold any of these credit derivatives at period end.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended May 31, 2009, the funds did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, each fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives each fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between each fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of each fund under derivative contracts will be reported separately on the Statements of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolios of Investments.

Indemnifications – Under each fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by each fund is affected by the timing of the declaration of dividends by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2009, is shown as a reduction of total expenses on the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by each fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 5/31/09	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$21,244,350	$50,180,316	$41,711,956	$11,737,110
Long-term capital gain	4,818,851	13,487,864	32,101,812	19,057,872
Total distributions	$26,063,201	$63,668,180	$73,813,768	$30,794,982

Year ended 5/31/08	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$19,635,631	$51,394,461	$53,300,509	$17,358,857
Long-term capital gain	15,575,502	68,254,654	118,423,662	64,430,741
Total distributions	$35,211,133	$119,649,115	$171,724,171	$81,789,598

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/09	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Cost of investments	$687,084,875	$1,703,232,306	$1,969,037,953	$882,955,421
Gross appreciation	$14,151,160	$5,220,893	$119,623,042	$31,497,942
Gross depreciation	(12,318,893)	(63,876,436)	(286,906,056)	(105,822,554)
Net unrealized appreciation (depreciation)	$1,832,267	$(58,655,543)	$(167,283,014)	$(74,324,612)
Undistributed ordinary income	$8,728,514	$22,300,394	$21,509,334	$4,120,784
Capital loss carryforwards	(1,687,425)	(9,120,984)	(14,453,899)	(9,280,635)
Post-October capital loss deferral	(45,339,213)	(145,333,245)	(231,670,964)	(147,704,618)
Other temporary differences	(23,989)	(15,313)	(35,488)	(5,577)

As of May 31, 2009, the funds had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Expiration Date	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
5/31/17	$(1,687,425)	$(9,120,984)	$(14,453,899)	$(9,280,635)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. Each fund’s income, realized and unrealized gain (loss), and common

Notes to Financial Statements – continued

expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year ended 5/31/09	Year ended 5/31/08	Year ended 5/31/09	Year ended 5/31/08	Year ended 5/31/09	Year ended 5/31/08	Year ended 5/31/09	Year ended 5/31/08
Class A	$8,821,482	$8,415,940	$20,987,561	$21,615,226	$18,849,570	$23,771,075	$4,682,998	$7,412,203
Class B	3,087,646	3,274,337	8,471,749	10,337,533	6,626,424	9,764,045	1,512,369	1,970,142
Class C	3,433,186	3,114,014	7,843,266	8,625,449	5,923,539	8,261,335	1,371,102	1,765,751
Class I	983,605	887,029	1,323,091	1,312,042	1,508,419	1,665,840	702,125	1,159,213
Class R (b)	—	48,165	—	75,364	—	—	—	—
Class R1	357,934	327,034	780,511	667,621	601,863	778,285	221,945	312,289
Former Class R2 (b)	—	135,332	—	495,046	—	611,258	—	166,918
Class R2	1,607,303	1,069,799	3,877,931	2,739,501	3,082,417	2,676,303	1,017,376	1,138,324
Class R3	820,645	602,810	2,899,840	2,689,631	1,899,436	2,227,171	605,722	905,409
Class R4	705,086	573,684	2,143,365	1,315,964	1,422,522	1,694,510	946,334	1,651,404
Class 529A	812,050	737,227	1,037,971	825,078	1,028,130	1,062,520	425,348	609,059
Class 529B	223,860	120,137	465,507	382,802	440,936	486,687	145,926	170,718
Class 529C	386,649	330,123	343,934	313,204	278,804	301,480	100,918	97,427
Total	$21,239,446	$19,635,631	$50,174,726	$51,394,461	$41,662,060	$53,300,509	$11,732,163	$17,358,857

From net realized gain on investments

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year ended 5/31/09	Year ended 5/31/08	Year ended 5/31/09	Year ended 5/31/08	Year ended 5/31/09	Year ended 5/31/08	Year ended 5/31/09	Year ended 5/31/08
Class A	$1,827,875	$6,024,697	$5,078,332	$25,958,571	$12,570,944	$45,746,887	$6,948,479	$23,306,954
Class B	838,395	3,108,528	2,765,232	15,654,818	6,700,886	27,176,876	3,127,587	11,429,974
Class C	899,859	2,869,945	2,499,099	12,951,874	5,856,546	22,404,030	2,779,413	9,709,225
Class I	184,152	565,750	283,792	1,411,308	860,441	2,763,571	915,259	2,959,559
Class R (b)	—	71,210	—	229,945	—	366,096	—	212,891
Class R1	92,956	250,631	234,853	915,446	551,595	1,679,108	425,075	1,198,635
Former Class R2 (b)	—	101,439	—	620,714	—	1,255,768	—	575,519
Class R2	344,821	779,807	969,884	3,403,283	2,145,154	5,257,787	1,537,611	3,714,420
Class R3	164,287	421,091	673,748	3,211,335	1,206,402	4,221,139	862,965	2,768,084
Class R4	132,007	376,122	459,735	1,479,131	811,443	2,895,386	1,233,599	4,431,030
Class 529A	177,053	570,302	261,213	1,138,841	721,223	2,249,727	680,635	2,216,869
Class 529B	56,818	108,221	155,390	739,789	449,630	1,492,741	341,049	1,262,507
Class 529C	105,532	327,759	112,176	539,599	277,444	914,546	211,147	645,074
Total	$4,823,755	$15,575,502	$13,493,454	$68,254,654	$32,151,708	$118,423,662	$19,062,819	$64,430,741

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of each fund’s operating expenses, exclusive of distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.10% annually of each fund’s average daily net assets. This written agreement will continue until modified by each fund’s Board of Trustees, but such agreement will continue at least until September 30, 2009. For the year ended May 31, 2009, each fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of each fund’s expenses.

Notes to Financial Statements – continued

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2009, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund.

	Class A	Class 529A
MFS Conservative Allocation Fund	$153,559	$14,419
MFS Moderate Allocation Fund	308,431	29,555
MFS Growth Allocation Fund	370,883	42,043
MFS Aggressive Growth Allocation Fund	143,258	41,824

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.33%	$838,992
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.33%	2,165,074
MFS Growth Allocation Fund	—	0.25%	0.25%	0.33%	2,486,611
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.33%	1,057,091

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,208,808
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,615,724
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	4,050,610
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,433,275

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,271,943
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,228,087
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,517,692
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,269,218

	CLASS R1
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$130,508
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	289,130
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	318,171
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	187,243

	CLASS R2
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$241,160
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	616,683
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	633,918
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	345,112

Notes to Financial Statements – continued

Distribution Plan Fee Table (continued):

	CLASS R3
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$56,671
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	213,752
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	180,105
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	98,832

	CLASS 529A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.33%	$83,429
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.33%	108,418
MFS Growth Allocation Fund	—	0.25%	0.25%	0.33%	138,752
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.33%	101,330

	CLASS 529B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$78,546
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	197,832
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	262,134
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	152,301

	CLASS 529C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$147,371
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	141,813
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	165,500
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	92,092

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$4,057,428	$10,576,513	$11,753,493	$4,736,494

(d)	As of May 31, 2009, in accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2009 based on each class’ average daily net assets. Effective March 1, 2009, the 0.10% Class A and 0.25% Class 529A annual distribution fees were eliminated. Prior to March 1, 2009, the 0.10% Class A distribution fee was paid by each fund. Prior to March 1, 2009, 0.10% of the Class 529A distribution fee was paid by each fund and the remaining 0.15% was not in effect.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2009, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$5	$8,073	$3,344	$585
Class B	308,154	863,423	867,236	269,935
Class C	30,739	44,344	47,189	17,948
Class 529B	3,602	16,607	18,756	15,366
Class 529C	353	199	305	222

Notes to Financial Statements – continued

Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. Each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2009, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$25,604	$33,153	$42,366	$30,797
Class 529B	7,855	19,783	26,247	15,254
Class 529C	14,737	14,181	16,570	9,223
Total Program Manager Fees	$48,196	$67,117	$85,183	$55,274

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the funds. Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and the underlying funds (other than the MFS Global Real Estate Fund) in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2009, shareholder servicing expenses incurred by the funds, including out-of-pocket expenses, are disclosed on the Statements of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2009 was equivalent to the following annual effective rates of each fund’s average daily net assets:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
0.0026%	0.0010%	0.0009%	0.0020%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The funds do not pay compensation directly to trustees or officers of the funds who are also officers of the investment adviser, all of whom receive remuneration for their services to the funds from MFS. Certain officers and trustees of the funds are officers or directors of MFS, MFD, and MFSC.

Other – Each fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2009, the aggregate fees paid by each fund to Tarantino LLC and Griffin Compliance LLC, which are included in miscellaneous expense on the Statements of Operations, amounted to the following:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$7,913	$19,891	$21,818	$9,820

MFS has agreed to reimburse each fund for a portion of the payments made by the funds in the amounts which are shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$4,115	$10,496	$11,666	$5,302

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated the following:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$446,908,732	$776,184,588	$794,300,520	$206,561,596
Sales	$427,309,117	$888,597,935	$890,085,207	$241,550,580

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	MFS Conservative Allocation Fund
	Year ended 5/31/09		Year ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,574,507	$119,680,923	13,461,124	$167,837,824
Class B	2,597,008	26,763,615	2,142,783	26,026,181
Class C	4,480,760	46,156,806	3,837,007	46,824,958
Class I	1,185,669	12,467,447	3,257,313	41,283,042
Class R (b)	—	—	427,230	5,390,440
Class R1	542,720	5,446,838	1,109,801	13,476,444
Former Class R2 (b)	—	—	440,598	5,336,960
Class R2	2,403,548	24,699,844	3,641,929	44,147,913
Class R3	1,964,384	20,978,455	1,533,986	18,873,487
Class R4	1,430,857	15,089,680	1,163,385	14,354,098
Class 529A	921,132	9,550,302	734,242	9,090,647
Class 529B	423,262	4,347,074	295,705	3,608,088
Class 529C	758,840	7,626,655	437,154	5,324,069
	28,282,687	$292,807,639	32,482,257	$401,574,151

Shares issued to shareholders in reinvestment of distributions
Class A	1,000,767	$9,637,387	952,068	$11,700,914
Class B	366,113	3,511,269	465,203	5,680,130
Class C	334,768	3,197,034	357,140	4,349,970
Class I	120,636	1,167,757	117,548	1,452,779
Class R (b)	—	—	6,886	85,383
Class R1	48,069	450,890	48,219	577,665
Former Class R2 (b)	—	—	19,616	236,771
Class R2	203,810	1,919,886	153,366	1,846,526
Class R3	102,919	984,932	83,789	1,023,901
Class R4	87,106	837,093	77,409	949,806
Class 529A	103,139	989,103	106,642	1,305,300
Class 529B	29,607	280,678	18,815	228,034
Class 529C	51,918	492,181	54,415	657,882
	2,448,852	$23,468,210	2,461,116	$30,095,061

Shares reacquired
Class A	(10,628,874)	$(108,067,661)	(14,730,234)	$(184,355,107)
Class B	(4,619,570)	(47,157,776)	(3,214,187)	(39,513,180)
Class C	(4,592,030)	(46,539,608)	(3,250,710)	(39,971,835)
Class I	(1,131,662)	(12,045,077)	(2,776,100)	(35,319,019)
Class R (b)	—	—	(1,602,794)	(20,217,075)
Class R1	(504,635)	(4,962,604)	(317,092)	(3,790,083)
Former Class R2 (b)	—	—	(701,970)	(8,378,708)
Class R2	(2,136,004)	(21,863,141)	(1,087,244)	(13,100,986)
Class R3	(1,608,398)	(16,653,472)	(819,588)	(9,977,267)
Class R4	(1,664,629)	(17,195,310)	(672,479)	(8,297,849)
Class 529A	(860,026)	(8,858,159)	(566,426)	(7,000,411)
Class 529B	(128,082)	(1,286,197)	(30,958)	(377,352)
Class 529C	(636,113)	(6,432,790)	(306,484)	(3,732,641)
	(28,510,023)	$(291,061,795)	(30,076,266)	$(374,031,513)

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund
	Year ended 5/31/09		Year ended 5/31/08
	Shares	Amount	Shares	Amount

Net change
Class A	1,946,400	$21,250,649	(317,042)	$(4,816,369)
Class B	(1,656,449)	(16,882,892)	(606,201)	(7,806,869)
Class C	223,498	2,814,232	943,437	11,203,093
Class I	174,643	1,590,127	598,761	7,416,802
Class R (b)	—	—	(1,168,678)	(14,741,252)
Class R1	86,154	935,124	840,928	10,264,026
Former Class R2 (b)	—	—	(241,756)	(2,804,977)
Class R2	471,354	4,756,589	2,708,051	32,893,453
Class R3	458,905	5,309,915	798,187	9,920,121
Class R4	(146,666)	(1,268,537)	568,315	7,006,055
Class 529A	164,245	1,681,246	274,458	3,395,536
Class 529B	324,787	3,341,555	283,562	3,458,770
Class 529C	174,645	1,686,046	185,085	2,249,310
	2,221,516	$25,214,054	4,867,107	$57,637,699

	MFS Moderate Allocation Fund
	Year ended 5/31/09		Year ended 5/31/08
	Shares	Amount	Shares	Amount

Shares sold
Class A	15,177,562	$161,395,929	24,413,986	$341,381,484
Class B	3,664,266	38,627,425	4,403,291	60,001,946
Class C	6,482,705	66,839,578	6,559,827	89,391,912
Class I	1,017,308	10,913,678	4,170,712	59,359,678
Class R (b)	—	—	663,879	9,413,832
Class R1	1,020,030	10,697,645	1,971,915	26,858,483
Former Class R2 (b)	—	—	1,216,391	16,890,152
Class R2	3,731,401	39,183,310	8,353,985	113,984,581
Class R3	2,799,321	29,978,851	4,926,675	68,528,237
Class R4	3,274,688	35,239,618	2,788,527	38,134,467
Class 529A	986,190	10,420,961	892,062	12,248,276
Class 529B	495,416	5,188,492	551,332	7,531,813
Class 529C	713,212	7,183,931	402,804	5,508,137
	39,362,099	$415,669,418	61,315,386	$849,232,998

Shares issued to shareholders in reinvestment of distributions
Class A	2,584,609	$24,424,636	3,239,468	$44,477,902
Class B	1,098,780	10,317,541	1,741,862	23,706,739
Class C	780,862	7,316,683	1,121,236	15,226,384
Class I	168,613	1,606,883	196,635	2,723,350
Class R (b)	—	—	18,338	254,161
Class R1	110,245	1,015,364	118,316	1,583,067
Former Class R2 (b)	—	—	81,921	1,115,760
Class R2	516,195	4,805,773	454,014	6,142,784
Class R3	380,169	3,573,588	431,989	5,900,966
Class R4	276,045	2,603,100	203,873	2,795,095
Class 529A	137,904	1,299,057	143,458	1,963,919
Class 529B	66,548	620,897	83,032	1,122,591
Class 529C	48,939	456,110	63,031	852,803
	6,168,909	$58,039,632	7,897,173	$107,865,521

Notes to Financial Statements – continued

	MFS Moderate Allocation Fund
	Year ended 5/31/09		Year ended 5/31/08
	Shares	Amount	Shares	Amount

Shares reacquired
Class A	(21,013,706)	$(218,302,220)	(28,248,624)	$(394,490,895)
Class B	(10,795,594)	(112,627,663)	(8,753,160)	(119,466,819)
Class C	(9,306,095)	(95,450,457)	(8,331,667)	(114,024,319)
Class I	(1,193,373)	(12,860,651)	(3,936,443)	(56,003,843)
Class R (b)	—	—	(3,535,126)	(49,919,346)
Class R1	(827,999)	(8,221,355)	(563,471)	(7,569,679)
Former Class R2 (b)	—	—	(2,075,745)	(27,649,598)
Class R2	(3,846,365)	(39,824,938)	(2,222,156)	(30,211,384)
Class R3	(2,723,352)	(28,725,283)	(3,660,702)	(50,554,204)
Class R4	(2,887,443)	(29,790,267)	(1,146,185)	(15,607,900)
Class 529A	(917,638)	(9,588,815)	(647,165)	(8,972,807)
Class 529B	(599,312)	(6,192,116)	(340,447)	(4,627,112)
Class 529C	(542,318)	(5,568,872)	(401,349)	(5,455,905)
	(54,653,195)	$(567,152,637)	(63,862,240)	$(884,553,811)

Net change
Class A	(3,251,535)	$(32,481,655)	(595,170)	$(8,631,509)
Class B	(6,032,548)	(63,682,697)	(2,608,007)	(35,758,134)
Class C	(2,042,528)	(21,294,196)	(650,604)	(9,406,023)
Class I	(7,452)	(340,090)	430,904	6,079,185
Class R (b)	—	—	(2,852,909)	(40,251,353)
Class R1	302,276	3,491,654	1,526,760	20,871,871
Former Class R2 (b)	—	—	(777,433)	(9,643,686)
Class R2	401,231	4,164,145	6,585,843	89,915,981
Class R3	456,138	4,827,156	1,697,962	23,874,999
Class R4	663,290	8,052,451	1,846,215	25,321,662
Class 529A	206,456	2,131,203	388,355	5,239,388
Class 529B	(37,348)	(382,727)	293,917	4,027,292
Class 529C	219,833	2,071,169	64,486	905,035
	(9,122,187)	$(93,443,587)	5,350,319	$72,544,708

	MFS Growth Allocation Fund
	Year ended 5/31/09		Year ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	15,811,881	$167,534,927	26,187,125	$406,727,830
Class B	3,817,241	40,471,915	4,616,817	69,163,094
Class C	5,560,915	57,669,335	6,586,582	98,934,303
Class I	1,474,902	15,806,267	5,052,114	80,432,617
Class R (b)	—	—	778,960	12,322,048
Class R1	1,120,338	11,537,838	2,122,628	31,966,410
Former Class R2 (b)	—	—	1,222,951	18,364,588
Class R2	3,670,291	38,618,888	8,436,291	126,220,153
Class R3	2,164,738	22,928,950	3,073,647	47,131,050
Class R4	1,604,359	17,367,746	2,476,292	38,579,286
Class 529A	1,252,199	13,309,259	1,033,335	15,676,170
Class 529B	659,175	6,789,114	542,340	8,079,642
Class 529C	841,887	8,064,260	341,017	5,108,816
	37,977,926	$400,098,499	62,470,099	$958,706,007

Notes to Financial Statements – continued

	MFS Growth Allocation Fund
	Year ended 5/31/09		Year ended 5/31/08
	Shares	Amount	Shares	Amount

Shares issued to shareholders in reinvestment of distributions
Class A	3,278,947	$29,871,068	4,331,171	$65,400,677
Class B	1,397,919	12,637,077	2,327,953	34,756,336
Class C	999,968	9,019,713	1,554,912	23,183,745
Class I	258,609	2,368,860	291,600	4,429,411
Class R (b)	—	—	21,689	334,223
Class R1	130,481	1,153,458	167,626	2,457,393
Former Class R2 (b)	—	—	126,664	1,867,026
Class R2	580,141	5,192,266	533,927	7,934,090
Class R3	343,187	3,105,838	429,601	6,448,310
Class R4	245,761	2,233,965	304,168	4,589,896
Class 529A	192,582	1,746,722	220,363	3,312,055
Class 529B	99,383	890,473	133,565	1,979,428
Class 529C	62,151	556,248	82,109	1,216,026
	7,589,129	$68,775,688	10,525,348	$157,908,616

Shares reacquired
Class A	(20,019,492)	$(208,736,203)	(30,391,862)	$(472,138,651)
Class B	(10,403,567)	(108,226,196)	(10,160,822)	(152,693,689)
Class C	(9,006,259)	(92,946,022)	(8,155,705)	(122,563,646)
Class I	(1,119,453)	(11,762,159)	(4,657,956)	(74,369,878)
Class R (b)	—	—	(4,048,546)	(63,778,715)
Class R1	(896,846)	(9,148,301)	(543,648)	(7,854,980)
Former Class R2 (b)	—	—	(2,492,853)	(35,648,983)
Class R2	(3,222,593)	(34,301,825)	(1,888,552)	(27,869,604)
Class R3	(2,114,641)	(22,579,547)	(1,813,301)	(27,381,539)
Class R4	(2,664,396)	(26,905,638)	(1,066,240)	(15,907,940)
Class 529A	(936,468)	(9,536,082)	(671,684)	(10,189,823)
Class 529B	(538,839)	(5,455,354)	(468,496)	(7,050,341)
Class 529C	(391,904)	(3,965,189)	(279,185)	(4,159,225)
	(51,314,458)	$(533,562,516)	(66,638,850)	$(1,021,607,014)

Net change
Class A	(928,664)	$(11,330,208)	126,434	$(10,144)
Class B	(5,188,407)	(55,117,204)	(3,216,052)	(48,774,259)
Class C	(2,445,376)	(26,256,974)	(14,211)	(445,598)
Class I	614,058	6,412,968	685,758	10,492,150
Class R (b)	—	—	(3,247,897)	(51,122,444)
Class R1	353,973	3,542,995	1,746,606	26,568,823
Former Class R2 (b)	—	—	(1,143,238)	(15,417,369)
Class R2	1,027,839	9,509,329	7,081,666	106,284,639
Class R3	393,284	3,455,241	1,689,947	26,197,821
Class R4	(814,276)	(7,303,927)	1,714,220	27,261,242
Class 529A	508,313	5,519,899	582,014	8,798,402
Class 529B	219,719	2,224,233	207,409	3,008,729
Class 529C	512,134	4,655,319	143,941	2,165,617
	(5,747,403)	$(64,688,329)	6,356,597	$95,007,609

Notes to Financial Statements – continued

	MFS Aggressive Growth Allocation Fund
	Year ended 5/31/09		Year ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,413,321	$77,537,263	14,175,876	$234,635,946
Class B	1,726,747	18,049,326	2,064,248	32,913,276
Class C	2,262,815	23,070,556	4,851,537	74,132,391
Class I	1,413,851	14,989,036	4,697,962	80,572,803
Class R (b)	—	—	424,674	7,098,924
Class R1	761,540	7,776,341	1,225,387	19,606,781
Former Class R2 (b)	—	—	503,452	8,040,212
Class R2	2,405,956	24,626,476	4,478,912	71,800,568
Class R3	7,444,066	18,477,117	1,972,847	32,113,425
Class R4	2,106,916	22,728,099	2,216,719	36,024,586
Class 529A	736,163	7,533,565	672,876	10,862,857
Class 529B	214,150	2,200,287	277,136	4,352,249
Class 529C	331,143	3,091,980	186,559	2,952,286
	26,816,668	$220,080,046	37,748,185	$615,106,304

Shares issued to shareholders in reinvestment of distributions
Class A	1,257,703	$11,030,208	1,785,244	$28,653,161
Class B	508,178	4,395,770	792,770	12,573,322
Class C	384,173	3,319,258	569,914	9,033,141
Class I	182,343	1,617,384	254,245	4,118,772
Class R (b)	—	—	11,586	188,271
Class R1	76,119	647,020	96,792	1,510,924
Former Class R2 (b)	—	—	47,289	742,437
Class R2	293,518	2,530,126	306,938	4,852,697
Class R3	168,427	1,468,687	230,169	3,673,493
Class R4	248,567	2,179,933	379,441	6,082,434
Class 529A	126,668	1,105,983	176,816	2,825,516
Class 529B	56,823	486,975	91,228	1,433,192
Class 529C	36,491	312,065	47,317	742,501
	3,339,010	$29,093,409	4,789,749	$76,429,861

Shares reacquired
Class A	(8,177,087)	$(85,191,008)	(15,923,044)	$(262,952,156)
Class B	(3,583,132)	(36,596,034)	(4,245,603)	(67,586,572)
Class C	(3,223,721)	(33,063,163)	(5,693,603)	(87,008,789)
Class I	(1,178,772)	(12,774,945)	(4,623,945)	(78,769,406)
Class R (b)	—	—	(2,080,533)	(34,958,206)
Class R1	(632,388)	(6,382,860)	(339,431)	(5,225,751)
Former Class R2 (b)	—	—	(999,266)	(15,095,802)
Class R2	(2,004,541)	(20,554,029)	(1,202,925)	(18,891,461)
Class R3	(7,114,084)	(15,456,088)	(1,190,896)	(18,801,745)
Class R4	(3,781,006)	(37,691,764)	(1,543,243)	(24,559,067)
Class 529A	(838,701)	(8,712,480)	(545,118)	(8,781,200)
Class 529B	(553,309)	(5,571,951)	(388,771)	(6,145,172)
Class 529C	(212,081)	(2,083,496)	(159,483)	(2,532,914)
	(31,298,822)	$(264,077,818)	(38,935,861)	$(631,308,241)

Notes to Financial Statements – continued

	MFS Aggressive Growth Allocation Fund
	Year ended 5/31/09		Year ended 5/31/08
	Shares	Amount	Shares	Amount

Net change
Class A	493,937	$3,376,463	38,076	$336,951
Class B	(1,348,207)	(14,150,938)	(1,388,585)	(22,099,974)
Class C	(576,733)	(6,673,349)	(272,152)	(3,843,257)
Class I	417,422	3,831,475	328,262	5,922,169
Class R (b)	—	—	(1,644,273)	(27,671,011)
Class R1	205,271	2,040,501	982,748	15,891,954
Former Class R2 (b)	—	—	(448,525)	(6,313,153)
Class R2	694,933	6,602,573	3,582,925	57,761,804
Class R3	498,409	4,489,716	1,012,120	16,985,173
Class R4	(1,425,523)	(12,783,732)	1,052,917	17,547,953
Class 529A	24,130	(72,932)	304,574	4,907,173
Class 529B	(282,336)	(2,884,689)	(20,407)	(359,731)
Class 529C	155,553	1,320,549	74,393	1,161,873
	(1,143,144)	$(14,904,363)	3,602,073	$60,227,924

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus 1.25%. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed spread. For the year ended May 31, 2009, each fund’s commitment fee and interest expense were as follows and are included in miscellaneous expense on the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$6,663	$16,398	$17,884	$7,978
Interest Expense	—	—	—	—

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the funds assume the following to be affiliated issuers:

	MFS Conservative Allocation Fund
Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Core Growth Fund	1,959,318	1,574,232	(490,785)	3,042,765
MFS Diversified Target Return Fund	—	1,866,019	(126,585)	1,739,434
MFS Emerging Markets Debt Fund	—	2,819,793	(94,736)	2,725,057
MFS Global Real Estate Fund	—	730,032	(222,649)	507,383
MFS Government Securities Fund	8,014,466	1,545,699	(2,951,860)	6,608,305
MFS High Income Fund	—	13,759,010	(912,052)	12,846,958
MFS Inflation-Adjusted Bond Fund	—	6,911,386	(55,549)	6,855,837
MFS International Growth Fund	—	922,424	(138,298)	784,126
MFS International Value Fund	—	866,646	(136,354)	730,292
MFS Limited Maturity Fund	24,786,224	3,537,077	(17,045,520)	11,277,781
MFS Money Market Fund	77,550,258	4,252,194	(81,802,452)	—
MFS Mid Cap Growth Fund	—	5,579,251	(715,593)	4,863,658
MFS Mid Cap Value Fund	—	4,065,246	(675,388)	3,389,858
MFS New Discovery Fund	—	1,149,062	(156,275)	992,787
MFS Research Bond Fund	15,913,500	3,460,037	(4,661,748)	14,711,789
MFS Research Fund	4,436,669	2,529,201	(4,277,537)	2,688,333
MFS Research International Fund	1,992,969	1,957,528	(1,472,298)	2,478,199
MFS Value Fund	4,569,745	2,612,281	(4,824,928)	2,357,098

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Core Growth Fund	$(3,355,634)	$—	$26,824	$41,107,760
MFS Diversified Target Return Fund	43,340	—	—	13,863,286
MFS Emerging Markets Debt Fund	4,586	—	394,201	34,253,961
MFS Global Real Estate Fund	306,357	—	—	7,402,719
MFS Government Securities Fund	110,020	—	3,162,102	66,215,212
MFS High Income Fund	10,659	—	737,602	34,943,726
MFS Inflation-Adjusted Bond Fund	(11,653)	—	322,927	66,707,291
MFS International Growth Fund	151,489	—	—	14,867,022
MFS International Value Fund	174,902	—	—	14,664,266
MFS Limited Maturity Fund	(14,193,041)	—	6,209,530	67,102,798
MFS Money Market Fund	18,582	—	736,703	—
MFS Mid Cap Growth Fund	209,312	—	—	28,209,215
MFS Mid Cap Value Fund	371,064	—	—	27,898,531
MFS New Discovery Fund	83,522	—	—	14,196,854
MFS Research Bond Fund	(7,186,297)	—	8,258,548	136,084,047
MFS Research Fund	(13,043,556)	—	1,148,117	48,658,832
MFS Research International Fund	(9,271,421)	568,966	666,171	29,911,863
MFS Value Fund	(30,327,286)	—	1,846,377	42,262,759
	$(75,905,055)	$568,966	$23,509,102	$688,350,142

Notes to Financial Statements – continued

	MFS Moderate Allocation Fund
Underlying Funds	Beginning Share / Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Share / Par Amount
MFS Core Growth Fund	11,348,309	1,950,164	(2,511,468)	10,787,005
MFS Diversified Target Return Fund	—	2,127,673	(73,367)	2,054,306
MFS Emerging Markets Debt Fund	—	6,650,245	(208,577)	6,441,668
MFS Global Real Estate Fund	—	3,246,876	(857,716)	2,389,160
MFS Government Securities Fund	23,174,984	4,332,389	(11,955,495)	15,551,878
MFS High Income Fund	31,693,670	9,442,424	(10,742,095)	30,393,999
MFS Inflation-Adjusted Bond Fund	—	8,292,760	(226,351)	8,066,409
MFS International Growth Fund	—	3,107,208	(325,786)	2,781,422
MFS International New Discovery Fund	—	1,327,390	(136,493)	1,190,897
MFS International Value Fund	—	2,906,960	(314,089)	2,592,871
MFS Mid Cap Growth Fund	11,064,737	12,130,306	(3,093,907)	20,101,136
MFS Mid Cap Value Fund	8,735,409	7,857,816	(2,580,318)	14,012,907
MFS Money Market Fund	112,288,254	4,926,293	(117,214,547)	—
MFS New Discovery Fund	—	3,946,059	(435,603)	3,510,456
MFS Research Bond Fund	46,131,864	6,132,194	(26,232,586)	26,031,472
MFS Research Fund	12,830,742	2,593,604	(7,263,052)	8,161,294
MFS Research International Fund	11,484,157	5,562,741	(8,256,403)	8,790,495
MFS Value Fund	13,212,996	2,930,491	(7,772,654)	8,370,833

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Core Growth Fund	$(16,454,535)	$—	$137,524	$145,732,443
MFS Diversified Target Return Fund	18,847	—	—	16,372,822
MFS Emerging Markets Debt Fund	1,937	—	843,590	80,971,764
MFS Global Real Estate Fund	1,245,983	—	—	34,857,845
MFS Government Securities Fund	980,474	—	8,202,249	155,829,817
MFS High Income Fund	(14,318,970)	—	8,398,344	82,671,678
MFS Inflation-Adjusted Bond Fund	13,706	—	349,347	78,486,155
MFS International Growth Fund	347,308	—	—	52,735,752
MFS International New Discovery Fund	168,657	—	—	17,732,452
MFS International Value Fund	416,122	—	—	52,064,845
MFS Mid Cap Growth Fund	(11,551,268)	—	—	116,586,591
MFS Mid Cap Value Fund	(16,765,571)	—	1,302,324	115,326,228
MFS Money Market Fund	8,768	—	1,032,617	—
MFS New Discovery Fund	242,172	—	—	50,199,524
MFS Research Bond Fund	(38,337,586)	—	20,390,616	240,791,118
MFS Research Fund	(33,432,271)	—	2,935,850	147,719,416
MFS Research International Fund	(56,476,042)	2,907,058	3,403,711	106,101,277
MFS Value Fund	(67,520,265)	—	5,153,023	150,089,036
	$(251,412,534)	$2,907,058	$52,149,195	$1,644,268,763

	MFS Growth Allocation Fund
Underlying Funds	Beginning Share / Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Share / Par Amount
MFS Core Growth Fund	20,237,875	1,348,251	(6,050,875)	15,535,251
MFS Diversified Target Return Fund	—	2,296,715	(76,020)	2,220,695
MFS Emerging Markets Debt Fund	—	6,985,192	(16,043)	6,969,149
MFS Emerging Markets Equity Fund	—	943,366	(86,706)	856,660
MFS Global Real Estate Fund	—	4,947,713	(1,144,855)	3,802,858
MFS Government Securities Fund	13,669,967	682,235	(14,352,202)	—
MFS High Income Fund	37,577,871	11,355,023	(15,916,029)	33,016,865
MFS Inflation-Adjusted Bond Fund	—	9,153,878	(460,217)	8,693,661
MFS International Growth Fund	—	5,481,049	(490,523)	4,990,526
MFS International New Discovery Fund	5,471,235	1,661,998	(4,575,290)	2,557,943
MFS International Value Fund	—	5,099,458	(428,277)	4,671,181
MFS Mid Cap Growth Fund	26,415,727	9,223,087	(7,740,611)	27,898,203
MFS Mid Cap Value Fund	20,736,964	4,342,348	(5,598,592)	19,480,720
MFS New Discovery Fund	—	5,609,190	(532,188)	5,077,002
MFS Research Bond Fund	27,200,575	4,459,388	(22,263,895)	9,396,068
MFS Research Fund	10,165,452	1,044,181	(2,398,007)	8,811,626
MFS Research International Fund	20,552,155	6,796,551	(14,685,180)	12,663,526
MFS Value Fund	15,653,135	2,102,942	(5,699,848)	12,056,229

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued
Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Core Growth Fund	$(36,435,665)	$—	$226,061	$209,881,244
MFS Diversified Target Return Fund	(396)	—	—	17,698,941
MFS Emerging Markets Debt Fund	(1,731)	—	969,636	87,602,202
MFS Emerging Markets Equity Fund	166,840	—	—	19,446,182
MFS Global Real Estate Fund	1,581,580	—	—	55,483,695
MFS Government Securities Fund	4,650,179	—	3,903,758	—
MFS High Income Fund	(20,197,081)	—	9,357,860	89,805,873
MFS Inflation-Adjusted Bond Fund	(57,027)	—	395,464	84,589,318
MFS International Growth Fund	344,741	—	—	94,620,380
MFS International New Discovery Fund	(48,889,732)	5,941,544	2,015,886	38,087,778
MFS International Value Fund	449,592	—	—	93,797,311
MFS Mid Cap Growth Fund	(33,165,863)	—	—	161,809,577
MFS Mid Cap Value Fund	(39,750,503)	—	2,903,384	160,326,322
MFS New Discovery Fund	233,105	—	—	72,601,131
MFS Research Bond Fund	(29,720,765)	—	10,927,234	86,913,629
MFS Research Fund	(14,449,231)	—	2,164,047	159,490,423
MFS Research International Fund	(111,242,319)	4,826,883	5,651,527	152,848,755
MFS Value Fund	(50,756,241)	—	6,131,455	216,168,178
	$(377,240,517)	$10,768,427	$44,646,312	$1,801,170,939

	MFS Aggressive Growth Allocation Fund
Underlying Funds	Beginning Share / Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Share / Par Amount
MFS Core Growth Fund	12,804,926	437,500	(5,337,174)	7,905,252
MFS Emerging Markets Equity Fund	—	781,673	(13,619)	768,054
MFS Global Real Estate Fund	—	3,084,456	(125,699)	2,958,757
MFS International Growth Fund	—	3,542,555	(18,669)	3,523,886
MFS International New Discovery Fund	5,188,389	925,855	(3,824,250)	2,289,994
MFS International Value Fund	—	3,330,247	(21,410)	3,308,837
MFS Mid Cap Growth Fund	18,764,620	3,917,517	(7,621,132)	15,061,005
MFS Mid Cap Value Fund	14,804,454	666,237	(4,835,743)	10,634,948
MFS New Discovery Fund	3,302,150	96,277	(492,442)	2,905,985
MFS Research Fund	4,822,355	140,224	(651,616)	4,310,963
MFS Research International Fund	6,491,672	760,530	(1,655,074)	5,597,128
MFS Value Fund	7,472,448	303,255	(1,570,146)	6,205,557

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Core Growth Fund	$(32,964,427)	$—	$134,690	$106,799,949
MFS Emerging Markets Equity Fund	55,593	—	—	17,434,817
MFS Global Real Estate Fund	337,314	—	—	43,168,273
MFS International Growth Fund	20,541	—	—	66,812,870
MFS International New Discovery Fund	(45,376,061)	5,210,986	1,768,019	34,098,011
MFS International Value Fund	26,471	—	—	66,441,442
MFS Mid Cap Growth Fund	(33,787,558)	—	—	87,353,832
MFS Mid Cap Value Fund	(36,172,672)	—	1,975,960	87,525,621
MFS New Discovery Fund	(3,322,206)	—	—	41,555,593
MFS Research Fund	(3,438,071)	—	967,613	78,028,436
MFS Research International Fund	(16,938,862)	1,432,159	1,676,834	67,557,332
MFS Value Fund	(13,650,472)	—	2,888,256	111,265,633
	$(185,210,410)	$6,643,145	$9,411,372	$808,041,809

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust X and Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund:

We have audited the accompanying statements of assets and liabilities of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the Funds) (four of the portfolios comprising MFS Series Trust X), including the portfolios of investments, as of May 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at May 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 17, 2009

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES

Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Trustees and Officers – continued

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116-3741

Portfolio Manager

Joseph Flaherty

Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s two most recent reviews and renewals of each fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2008 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds designate the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The funds designate the following amounts as capital gain dividends paid during the fiscal year:

Capital Gain Dividends
MFS Conservative Allocation Fund	$5,301,000
MFS Moderate Allocation Fund	14,837,000
MFS Growth Allocation Fund	35,312,000
MFS Aggressive Growth Allocation Fund	20,970,000

For corporate shareholders, the following percentages of each fund’s ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction:

Dividends Received Deductions
MFS Conservative Allocation Fund	14.75%
MFS Moderate Allocation Fund	18.64%
MFS Growth Allocation Fund	34.95%
MFS Aggressive Growth Allocation Fund	29.96%

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and

literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended May 31, 2009 and 2008, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2009	2008
Fees billed by Deloitte:
MFS International Diversification Fund	36,725	36,725

	Audit Fees
	2009	2008
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	24,814	24,343
MFS Conservative Allocation Fund	24,814	24,343
MFS Emerging Markets Equity Fund	44,928	42,102
MFS Growth Allocation Fund	24,814	24,343
MFS International Growth Fund	45,492	42,655
MFS International Value Fund	45,492	42,655
MFS Moderate Allocation Fund	24,814	24,343
Total	235,168	224,784

For the fiscal years ended May 31, 2009 and 2008, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by Deloitte:
To MFS International Diversification Fund	0	0	6,375	6,173	820	1,207
To MFS and MFS Related Entities of MFS International Diversification Fund*	1,114,692	1,429,112	0	0	282,314	91,645

	2009		2008
Aggregate fees for non-audit services:
To MFS International Diversification Fund, MFS and MFS Related Entities#	1,452,026		1,630,524

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2009	2008	2009	2008	2009	2008
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0	4,530	4,530	0	0
To MFS Conservative Allocation Fund	0	0	4,530	4,530	0	0
To MFS Emerging Markets Equity Fund	0	0	9,223	8,223	0	0

To MFS Growth Allocation Fund	0	0	4,530	4,530	0	0
To MFS International Growth Fund	0	0	9,223	8,223	0	0
To MFS International Value Fund	0	0	9,223	8,223	0	0
To MFS Moderate Allocation Fund	0	0	4,530	4,530	0	0
Total fees billed by E&Y To above Funds:	0	0	45,789	42,789	0	0
To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS International Growth Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS International Value Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	0	0	0	0	0	0

	2009		2008
Aggregate fees for non-audit services:
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	491,191		234,482
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	491,191		234,482
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	495,884		238,175

To MFS Growth Allocation Fund, MFS and MFS Related Entities#	491,191	234,482
To MFS International Growth Fund, MFS and MFS Related Entities#	495,884	238,175
To MFS International Value Fund, MFS and MFS Related Entities#	495,884	238,175
To MFS Moderate Allocation Fund, MFS and MFS Related Entities#	491,191	234,482

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: July 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: July 17, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 17, 2009

*	Print name and title of each signing officer under his or her signature.